UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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Elevance Health, Inc.
(Name of Registrant as Specified In Its Charter)
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2023 Notice of Annual Meeting of Shareholders and Proxy Statement
May 10, 2023
8:00 a.m. Eastern Time

About Elevance Health

Elevance Health is a lifetime, trusted health partner fueled by its purpose to improve the health of humanity. We support consumers, families, and communities across the entire care journey – connecting them to the care, support, and resources they need to lead healthier lives. Our companies serve approximately 119 million people through a diverse portfolio of industry-leading medical, digital, pharmacy, behavioral, clinical, and complex care solutions. For more information, please visit www.elevancehealth.com.
Approximately 47.5 million total medical members in affiliated health plans* Approximately 119 million total lives served*

* Q4 2022 data

BC or BCBS licensed plans (3)

BC or BCBS licensed plans + Medicaid presence (11)

Medicaid presence (16)

Medicare presence (27)

14 states BC or BCBS plan (total)

25 states + District of Columbia and Puerto Rico
Medicaid presence (total)

26 states + Puerto Rico
Medicare presence

Service area provided as of March 1, 2023
OUR EVOLVED BRAND PORTFOLIO

Anthem Blue Cross and Anthem Blue Cross and Blue Shield remain our go-to-market brands in the 14 Blue states. It’s the name consumers are most familiar with as a trusted healthcare partner through our affiliated health plans.
Select Medicare, Medicaid and Commercial Plans in non-Blue states will unify under the Wellpoint brand over the next few years.	Our services businesses will unify under the brand Carelon to solve complex challenges and support whole health across the entire healthcare continuum.

Letter from Our President and Chief Executive Officer

Dear Fellow Shareholders,
We look forward to welcoming you to Elevance Health’s virtual 2023 Annual Meeting on May 10, 2023, at 8:00 a.m. Eastern Time to review our 2022 performance and learn more about our growth plans for 2023. We value your voice and encourage you to submit your vote to ensure you are heard.
In 2022, we leveraged the diversity and strength of our businesses to deliver solid financial performance, further our strategy, and drive growth for our shareholders. As our Company and the world around us continued to evolve, we stayed focused on serving the needs of our consumers, care providers, communities, and partners to advance health beyond healthcare. To better reflect our journey to become a lifetime, trusted health partner, we changed our name to Elevance Health and streamlined our brand portfolio, to convey our commitment to addressing the physical, behavioral, social, and pharmacy needs of consumers at all stages of their lives.
Our associates are driven by our shared purpose to improve the health of humanity. We embrace our responsibility to connect individuals to the care, support, and resources they need, and we prioritize health equity so that everyone has a chance to live their healthiest life. In 2022, our Medicaid plans were among the first in the industry to receive full three-year health equity accreditation from the National Committee for Quality Assurance (“NCQA”). Additionally, we have made progress towards being more sustainable, recently signing the World Economic Forum’s Zero Health Gaps Pledge and the Health and Human Services (“HHS”) Health Sector Climate Pledge. Our passion for our purpose earned the Company recent recognition as a Great Place to Work for the third consecutive year, and inclusion on the 2022 Fortune 100 Best Companies to Work For and PEOPLE Magazine’s Companies That Care lists.
Last year's targeted investments served to directly advance our key priorities: optimizing the customer experience, delivering innovative and customized solutions across the continuum of care, and deepening digital engagement while scaling value-added health services. Our 2022 performance demonstrates that our strategy and focus are helping us realize Elevance Health’s full potential to deliver whole health. Year-over-year (“YOY”) operating revenue increased by 14% to $156 billion, which resulted in income before income tax expense of $7.8 billion. In addition, our YOY operating gain increased by 13% to $8.5 billion. We ended the year with approximately 47.5 million members, up over 5% YOY, with 85% of the increase coming from organic growth.
Our purpose, passion, and commitment to making a positive difference will drive our success today and continue to drive our success tomorrow. Thank you for your continued confidence and trust throughout our journey to deliver on the power and promise of Elevance Health.
Sincerely,
Gail K. Boudreaux
President and Chief Executive Officer
March 31, 2023

We embrace our responsibility to connect individuals to the care, support, and resources they need, and we prioritize health equity so that everyone has a chance to live their healthiest life.”

2023 Proxy Statement	1

Letter from Independent Chair of the Board

Dear Fellow Shareholders,
As your Board of Directors, we take our responsibilities very seriously and are committed to representing your interests in the long-term. We believe our shareholders are best served when the Company achieves sustainable results in a responsible manner. We are pleased to share specific actions that the Board has taken in the past year.
Purpose & Culture. The Board recognizes the importance of culture in achieving long-term success, and we are updated regularly on initiatives in this area. As part of our strategic oversight, we ensure that the Company’s purpose, as well as its mission and values, are embedded in the Company’s strategy and business plans. We are pleased that the Company’s 2022 Associate Engagement Survey found that 96% of our associates understand and are inspired by the Company’s purpose of improving the health of humanity. In addition, we are proud that the Company was included in the JUST 100 for a fifth consecutive year.
Board Skills, Diversity & Refreshment. Board succession planning is also essential to the Company’s success. As Chair, I have the privilege to work with a highly qualified and diverse group of board colleagues who bring thought leadership, perspective and accountability to their roles in overseeing the talented executive team at Elevance Health. Your Board is highly diverse in terms of background, expertise, race/ethnicity, age and gender, with over 70% of the directors being diverse based on gender, race and/or ethnicity. In addition, we continue to be the only Fortune 50 company with both a female CEO and a female independent Board Chair. We believe that having leaders and decision makers who represent the breadth of our communities is important for the Company’s success.
Refreshing your Board with new perspectives and ideas is critical to ensuring that it remains strategic, inclusive and forward-looking. Each year, we conduct a rigorous evaluation process, including Board and individual director evaluations facilitated by an external party. Over the past two years, two new directors have joined the Board and one director has retired. We welcomed Deanna Strable to the Board most recently. Deanna has extensive executive, healthcare, financial and insurance experience, as well as a demonstrated focus on diversity and culture.
Environmental, Social & Governance (“ESG”). We believe our ESG practices promote the long-term interests of our shareholders and strengthen Board and management accountability. As overseers of risk and stewards of long-term enterprise value, we play a vital role in overseeing the ESG impacts and related risks on the Company’s operating model, long-term performance and stakeholders. The Board’s Governance Committee is responsible for establishing the Company’s corporate governance practices, as well as monitoring the Company’s social responsibility and environmental sustainability initiatives, including climate-related matters. We are proud that the Company achieved carbon-neutral operations in 2022, being the first in our sector to do so. Also, we are pleased to be named to the 2022 Dow Jones Sustainability North America and World Indices for a fifth consecutive year in recognition of our ESG practices.
On behalf of the Board, thank you for investing in Elevance Health.
Sincerely,
Elizabeth E. Tallett
Independent Chair of the Board
March 31, 2023

We are pleased that the Company's 2022 Associate Engagement Survey found that 96% of our associates understand and are inspired by the Company's purpose of improving the health of humanity.”

2

Notice of Annual Meeting of Shareholders

Date and Time Wednesday, May 10, 2023 8:00 a.m. Eastern Time	Virtual Meeting Site Virtual-only meeting at: https://meetnow.global/MRFTH7M	Record Date Shareholders of record on March 17, 2023 are entitled to vote.

Voting Items

Proposals		Board Vote Recommendation	For Further Details
1.	Election of Four Directors	“FOR” each director nominee	Page 12
2.	Advisory Vote to Approve the Compensation of Our Named Executive Officers (“Say-on-Pay”)	“FOR”	Page 39
3.	Advisory Vote on the Frequency of the Say-on-Pay Vote	For the “ONE YEAR” option	Page 73
4.	Ratification of Ernst & Young LLP as Auditors for 2023	“FOR”	Page 74
5.	Shareholder Proposal to Allow Shareholders Owning 10% or More of Our Common Stock to Call a Special Meeting of Shareholders, if properly presented at the Annual Meeting	“AGAINST”	Page 77
6.	Shareholder Proposal Requesting Annual Reporting from Third Parties Seeking Financial Support, if properly presented at the Annual Meeting	“AGAINST”	Page 79
Shareholders will also act on other business properly presented at the Annual Meeting of Shareholders.
The Annual Meeting will be held in a virtual format only, via live audio webcast, to provide a safe experience for our shareholders, associates and the community. Shareholders who participate in the virtual Annual Meeting may vote, submit questions and view the list of our shareholders of record during the Annual Meeting. Please see additional information on the Annual Meeting beginning on page 84.
It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to participate in the Annual Meeting, we urge you to vote your shares as described below and in the accompanying materials.
By Order of the Board of Directors,
Kathleen S. Kiefer
Chief Governance Officer & Corporate Secretary

You can vote in any of the following ways:

Smartphone Scan the QR code located on your proxy card, E-Proxy Notice or voting instruction form	Online Visit the website listed on your proxy card, E-Proxy Notice or voting instruction form	Telephone Call the telephone number on your proxy card or voting instruction form	Mail Sign, date and return your proxy card or voting instruction form in the envelope provided	Online During the Annual Meeting Log in to the live audio webcast with your control number

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 10, 2023. The Notice of Annual Meeting of Shareholders, Proxy Statement and 2022 Annual Report on Form 10-K are available at: www.envisionreports.com/elv. We are making this proxy statement available to shareholders on or around March 31, 2023.

2023 Proxy Statement	3

4

Proxy Summary
This summary highlights selected information in this Proxy Statement. Please review this entire document before voting. We also encourage you to read our Annual Report on Form 10-K for the year ended December 31, 2022 (our “Form 10-K”) before voting.
For the reasons set forth below and as further detailed throughout this Proxy Statement, the Board of Directors recommends that you vote as follows for each of the proposals:

FOR each nominee Page 12	Proposal 1 Election of Directors
Four directors have been nominated for election to hold office for a term to expire at the 2026 Annual Meeting:
	•Gail K. Boudreaux •R. Kerry Clark	•Robert L. Dixon, Jr. •Deanna D. Strable

FOR Page 39	Proposal 2 Advisory Vote to Approve the Compensation of Our Named Executive Officers
Our executive compensation program (the “Total Rewards” program) is designed to attract, engage, motivate and retain a talented team of executive officers and to appropriately reward those executive officers for their contribution to our business, our consumers and our shareholders. This proposal gives our shareholders the opportunity to express their views on the compensation of our Named Executive Officers (“Say-on-Pay”).

For the ONE YEAR option Page 73	Proposal 3 Advisory Vote on the Frequency of the Say-on-Pay Vote
This proposal gives our shareholders the opportunity to indicate how frequently we should hold future Say-on-Pay votes. In voting on this Proposal 3, shareholders may indicate whether they would prefer future Say-on-Pay votes be held once every year, every two years or every three years.

FOR Page 74	Proposal 4 Ratification of the Appointment of Independent Registered Public Accounting Firm
The Audit Committee has selected Ernst & Young LLP to continue serving as our independent registered public accounting firm for the year ending December 31, 2023.

AGAINST each of the Shareholder Proposals Page 77	Proposals 5 and 6 Two Proposals were Submitted by Shareholders
•Shareholder Proposal to Allow Shareholders Owning 10% or More of Our Common Stock to Call a Special Meeting of Shareholders
•Shareholder Proposal Requesting Annual Reporting from Third Parties Seeking Financial Support

2023 Proxy Statement	5

Proxy Summary
Our Purpose, Mission, Strategy and Values

Purpose Improving the Health of Humanity

Mission Improving Lives and Communities. Simplifying Healthcare. Expecting More.

Strategy Framework

Our strategy is to become a lifetime, trusted health partner through the following four core focus areas:

Whole Health	Exceptional Experiences	Care Provider Enablement	Digital Platform

Partner to address physical, behavioral, social and pharmacy needs to improve health, affordability, quality, equity and access for individuals and communities.	Put the people we serve at the center of all that we do, to exceed expectations, and optimize health outcomes.	Be the easiest payer to work with by supporting care provider partners with data, insights, and tools they need to deliver exceptional care for our consumers.	Use digital technologies to improve efficiency and experiences, convert data into insights, and create a platform that connects stakeholders from across the health ecosystem.

Maximize the Power of Partnerships

Innovation that Fuels Growth and Health Equity

High-Performance Culture

Values

Leadership Redefine what is possible	Community Committed, connected, invested	Integrity Do the right thing, with a spirit of excellence	Agility Deliver today — transform tomorrow	Diversity Open our hearts and minds

6

Proxy Summary
2022 Performance Highlights

Earnings Per Share (“EPS”)	Total Operating Revenue ($ in millions)	Membership (in millions)

GAAP EPS
Adjusted EPS(1)
GAAP EPS 3-Yr CAGR(2): 10.3%
Adjusted EPS 3-Yr CAGR: 14.4%
$17.98
$22.48
$24.73
$25.98
$24.81
$29.07
2020
2021
2022

3-Yr CAGR: 14.7%
$120,808
$136,943
$155,660
2020
2021
2022

TOTAL SHAREHOLDER RETURN (Annual Growth Rate)
	1 Year	3 Years	5 Years
Elevance Health	11.8%	20.7%	19.3%
Peers(3)	11.3%	15.0%	13.3%
S&P 500	-18.1%	7.6%	9.4%

•Operating revenue increased by 14% to approximately $156 billion in 2022, as compared to approximately $137 billion in 2021, which resulted in income before income tax expense of $7.8 billion.
•Membership increased to approximately 47.5 million members as of year-end 2022, up 2.2 million, or nearly 5% year-over-year, with organic growth comprising more than 85% of the overall increase.
•Operating gain increased by 13% to approximately $8.5 billion for 2022, as compared to approximately $7.5 billion for 2021.(1)
•We are above our peer(3) group average in 1-year, 3-year and 5-year total shareholder return.
•Our closing stock price increased by approximately 10.7% from $463.54 on December 31, 2021 to $512.97 on December 30, 2022. In addition, we paid cash dividends totaling $5.12 per share in 2022.
•We became the first national managed care organization to earn the full three‐year health equity accreditation from the NCQA for 22 of our Medicaid plans, covering more than 8 million Medicaid members.
•We were named to the 2022 Dow Jones Sustainability North America and World Indices for the fifth consecutive year and were included on the JUST 100 list for a fifth consecutive year, ranking first among healthcare providers in the Shareholders & Governance and Environment categories.
•We achieved carbon neutral operations in 2022, via our 100% renewable energy strategy. In addition, we were an initial signatory to the HHS Health Sector Climate Pledge, committing to net zero greenhouse gas (“GHG”) emissions by 2050.
(1)Please refer to the GAAP reconciliation table in Annex A for information on adjusted EPS and operating gain.
(2)Compound annual growth rate.
(3)Peers include: Centene Corporation (“Centene”), Cigna Corporation (“Cigna”), CVS Health Corporation (“CVS”), Humana Inc. (“Humana”) and UnitedHealth Group Incorporated (“United”).

2023 Proxy Statement	7

Proxy Summary
Board Commitment to Diversity
Diversity is a cornerstone value and priority for our Board.

Gender/Racial/Ethnic Diversity of Board	Tenure Diversity of Board	Age Diversity of Board

8 of 11 Directors are Diverse based on Gender and/or Race/Ethnicity	Female Leadership in Key Roles Independent Board Chair President and CEO Governance Committee Chair	Racially/Ethnically Diverse Leadership Compensation and Talent Committee Chair Governance Committee Chair	10 of 11 Directors are Independent, including 2 added in the past 2 years
Director Skills, Experiences and Attributes
The following matrix provides summary information about our directors’ skills, experiences and attributes. More detailed information is provided under “Corporate Governance — The Board of Directors — Desired Skills, Experiences and Attributes” beginning on page 14 and in each director’s biography beginning on page 16.

Skills, Experiences and Attributes	Boudreaux	Clark	DeVore	Dixon	Hay	Jallal	Neri	Peru	Schneider	Strable	Tallett
CEO
COO / Executive Leadership
Insurance Industry
Finance / Capital Markets
Healthcare Industry
Marketing / Consumer Insights
Technology
Regulatory / Public Policy
ESG
Diversity

8

Proxy Summary
Corporate Governance Highlights
Our corporate governance policies and practices reflect our commitment to effective corporate governance and high ethical standards:

Board / Committee Independence
•Separate CEO and Independent Board Chair
•Independent Board – 10 of 11 directors are independent
•Fully independent Audit, Compensation and Talent, Finance and Governance Committees

Board Practices
•Annual Board, committee and individual director performance evaluations facilitated by an external party
•Independent directors hold executive sessions
•Board oversees Enterprise Risk Management activities

Accountability
•Majority voting for uncontested director elections
•Proxy access for shareholder-nominated director nominees
•Commitment to declassify the Board if the Blue Cross and Blue Shield Association requirement for a classified board is no longer applicable

Stock Ownership / Compensation
•Significant director and executive stock ownership requirements and holding restrictions
•Clawback policy for executive officers’ incentive compensation, including for reputational harm
•Policy against short sales, hedging and pledging stock for directors and all associates, including our executive officers
•Rigorous establishment and oversight of incentive measures, goals and pay / performance relationship
•Say-on-Pay advisory vote conducted annually
•Pre-established grant dates for equity awards to executive officers

•Limited executive perquisites
•Double-trigger change-in-control provisions
•No re-pricing of stock options or stock appreciation rights without shareholder approval
•No change-in-control excise tax gross-ups
•No guaranteed annual salary increases or bonuses
•No compensation plans which encourage excessive risk taking
•Independent compensation consultant

2023 Proxy Statement	9

Proxy Summary
Corporate Responsibility Highlights
We are committed to the health and well-being of the world around us and are proud of our many corporate responsibility initiatives and recognitions. Our Governance Committee monitors our corporate social responsibility and environmental sustainability initiatives and performance. Areas of focus include our consumers, our communities, our associates and our environment, as briefly described below.
More information about our sustainability practices is in our Impact Report, which is prepared in accordance with the Sustainability Accounting Standards Board (“SASB”) and Task Force for Climate-Related Financial Disclosures (“TCFD”) frameworks. This report is available at https://ir.elevancehealth.com/annual-reports/default.aspx.

Our Consumers	Our Communities	Our Associates	Our Environment

Improving quality of care: 63% of our healthcare spend in 2022 was in value-based care arrangements
Focused on health equity: NCQA Health Equity Accreditation for 22 of our Medicaid plans serving more than 8 million members
Improving access to care: Sydney Health, our digital engagement platform, had a 32% increase in member visits year-over-year, with 16 million registered users

Over $84 million in active grants and sponsorships, with a focus on Maternal-Child Health, Food as Medicine and Substance Use Disorder
Over 135,000 volunteer hours by our associates and $8.1 million donated through Associate Engagement Programs in 2022
Whole Health Index, our proprietary dynamic modeling tool, used to target and track improvements in community health

Our 2022 Associate Engagement Survey showed that 96% of associates understand our purpose to improve the health of humanity and the positive impact we have on consumers and communities
Our managers are diverse, with 65% being female and 36% being racially or ethnically diverse in the U.S.
We are a fair pay workplace, with the pay for females and people of color being within 1% of their male and white counterparts

Achieved Carbon Neutral operations in 2022, via our 100% renewable energy strategy
We engaged with 75% of our suppliers on setting their own science-based GHG reduction targets
Initial signatory to the HHS Health Sector Climate Pledge committing to net zero GHG emissions by 2050

Corporate Responsibility Recognition
We are proud to have been recognized for our corporate responsibility efforts. We have included some examples below, and you can find additional information on the inside back cover of this Proxy Statement.

10

Proxy Summary
Compensation Highlights
Pay-for-performance - Our Total Rewards program emphasizes performance-based compensation in the form of our Annual Incentive Plan (“AIP”) and annual grants of long-term, equity-based incentives under the shareholder-approved 2017 Elevance Health Incentive Compensation Plan (the “Long-Term Incentive Plan” or “LTIP”). As such, our pay-for-performance philosophy seeks to align the interests and rewards of our named executive officers (“NEOs”) with the long-term interests of our shareholders and drives the achievement of our purpose, mission and strategy, while operating within our values.
Balanced mix of financial and operational measures - The Compensation and Talent Committee used a balanced scorecard for the AIP for our executive officers with a 50% weighting for Adjusted Net Income, a 20% weighting for Operating Revenue and a total of 30% weightings for operational performance measures, namely, Improving the Health of Humanity (15%) and Star Ratings (15%). Our performance stock units (“PSUs”) granted under the Long-Term Incentive Plan in 2022 use Operating Revenue and Adjusted Net Income as performance measures. Please refer to the GAAP reconciliation table in Annex A for information on Adjusted Net Income.
Reward long-term growth and sustained success - The majority of our executive officers’ compensation is in equity awards, which encourages long-term growth and sustained success.
Primary Components of 2022 Target Compensation
The pay mix for our CEO and our other NEOs during 2022 reflects our executive compensation philosophy that emphasizes performance-based compensation over fixed compensation. As reflected in the charts below, the mix of total target compensation granted in 2022 to our NEOs was heavily weighted toward performance-based and other long-term incentive compensation, with long-term incentive awards making up approximately 76% of 2022 total target compensation for our CEO and an average of 68% of 2022 total target compensation for our other NEOs.

CEO	OTHER NEOs

38%
Performance Stock Units
8%
Base Salary
16%
AIP
76%
Long-Term Incentive Plan / Equity
19%
Stock Options
19%
Restricted Stock Units

34%
Performance Stock Units
15%
Base Salary
17%
AIP
17%
Stock Options
17%
Restricted Stock Units
68%
Long-Term Incentive Plan / Equity

2023 Proxy Statement	11

Corporate Governance

PROPOSAL 1 Election of Directors

We are asking our shareholders to elect Gail K. Boudreaux, R. Kerry Clark, Robert L. Dixon, Jr. and Deanna D. Strable to the Board, each for a three-year term to expire at our 2026 Annual Meeting. Each of the nominees for director is presently a director, and each has consented to being named as a nominee in this Proxy Statement and has indicated a willingness to serve if elected. As more fully described in the following pages, we believe each nominee is qualified with unique skills, experiences and attributes that are beneficial to our Company.
The Board currently consists of eleven directors divided into three classes. Our Amended and Restated Articles of Incorporation (our “Articles of Incorporation”) provide that the total number of directors should be divided into three classes with each class containing approximately one-third of the total directors. Currently, the classes of 2023 and 2025 contain four directors each, and the class of 2024 contains three directors. This classified Board structure is one of the specific requirements imposed by the Blue Cross and Blue Shield Association (“BCBSA”) in license agreements with all Blue Cross Blue Shield licensees, including us. However, our Articles of Incorporation provide that we will declassify the Board if the BCBSA requirement for a classified board is no longer applicable to us. The term of one class of directors expires each year. Generally, each director serves until the Annual Meeting of Shareholders held in the year that is three years after such director’s election and until such director’s successor is elected and has qualified. In addition, a director nominee is not eligible for election if he or she has reached the age of 73 as of the March 1st immediately prior to the Annual Meeting of Shareholders at which his or her nomination will be submitted for shareholder approval.

The Board of Directors unanimously recommends a vote FOR Proposal 1, the election as directors of Gail K. Boudreaux, R. Kerry Clark, Robert L. Dixon, Jr. and Deanna D. Strable.

12

Corporate Governance
The Board of Directors
Identifying and Evaluating Nominees for Directors
The Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Governance Committee assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Governance Committee considers, subject to the restrictions in our Bylaws, whether the vacancy should be filled and if so, various potential candidates for director. Candidates may come to the attention of the Governance Committee through current Board members, management, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Governance Committee and may be considered at any point during the year.
Information about New Director
On October 24, 2022, the Board elected Deanna D. Strable to serve as an independent director effective November 1, 2022, bringing the size of our Board from ten to eleven members. Ms. Strable was identified as a candidate by our Board, in consultation with a third party professional search firm, after which the Governance Committee and management reviewed her skills, experiences and attributes against the criteria described below before recommending her election to the full Board. Ms. Strable provides the Board with significant executive leadership, finance, insurance industry, healthcare industry and regulatory experience. Biographical information about Ms. Strable is on page 18.
Shareholder Recommendations of Director Candidates
The Governance Committee considers and recommends candidates for the Board. It reviews all nominations submitted to the Company as described above under “Identifying and Evaluating Nominees for Directors,” including individuals nominated by shareholders to be included in our Proxy Statement. In evaluating such nominations, the Governance Committee seeks to achieve a balance of skills, experiences, qualifications and attributes on the Board and to address the membership criteria set forth below under “Director Qualifications.” Any shareholder recommendations proposed for consideration by the Governance Committee must include the nominee’s name and qualifications for Board membership and must be addressed to our Secretary at Elevance Health, 220 Virginia Avenue, Indianapolis, Indiana 46204. Following verification that the persons recommending director candidates are shareholders and verification that any other required information has been properly submitted by such persons, recommendations are aggregated and considered by the Governance Committee at a regularly scheduled meeting. If any materials are provided by shareholders in connection with the recommendation of a director candidate, such materials are forwarded to the Governance Committee.
In addition, any shareholder who wishes to nominate a director candidate at our Annual Meeting or for inclusion in our Proxy Statement may do so by following the procedures and providing the information set forth in “Information on Voting and the Annual Meeting — Shareholder Proposals and Nominations for Next Year’s Annual Meeting” on page 88 and in Sections 1.5, 1.6 and 1.16 of our Bylaws. Our Bylaws are available on our website at https://ir.elevancehealth.com/corporate-governance/ governance-documents/.
Director Qualifications
The Governance Committee periodically evaluates the size and composition of the Board to assess the skills, experiences and attributes of Board members, and compares them with those skills, experiences and attributes that might prove valuable in the future, considering the circumstances of the Company and the then-current Board membership. On an ongoing basis, the Governance Committee will evaluate candidates who meet our strategic needs and have diverse experiences in key business, financial and other challenges that face a publicly-held health company. We believe that an effective board consists of a diverse group of individuals who bring a variety of complementary skills and a range of tenures.
The Governance Committee developed and maintains a skills matrix to assist it in considering the characteristics required of each director along with the appropriate balance of skills, experiences and attributes that should be represented on the Board as a whole.
Required Characteristics
The following are the required characteristics that should be satisfied by each director or nominee:

•Integrity and Accountability •Financial Literacy	•Informed Judgment •Risk Oversight Ability	•Mature Confidence •High Performance Standards

2023 Proxy Statement	13

Corporate Governance
Desired Skills, Experiences and Attributes
The following matrix summarizes the desired skills, experiences and attributes to be represented collectively on the Board and the most significant skills, experiences and attributes that each director possesses. Additional information is provided in each director’s biography beginning on page 16.

CEO	Contributes to the Board’s understanding of complex operations, business strategy and risk management and demonstrated leadership ability at the highest level
COO / Executive Leadership	Contributes to the Board’s understanding of complex operations, business strategy and risk management and demonstrated leadership ability
Insurance Industry	Contributes to the Board’s understanding of insurance operations and the industry’s complex regulatory requirements, as well as the competitive environment
Finance / Capital Markets	Valuable for evaluating our financial reporting process, financial management and capital allocations (dividends/share repurchases/financings)
Healthcare Industry	Contributes to the Board’s understanding of the providers of healthcare services and products and issues related to simplifying healthcare
Marketing / Consumer Insights	Contributes to the Board’s understanding of changing market conditions and consumer trends and expectations
Technology	Contributes to the Board’s understanding of technology, including the use of new technologies in providing our products and services, as well as cybersecurity risks
Regulatory / Public Policy	Contributes to the Board’s understanding of complex regulatory and public policy issues facing us as a highly-regulated entity
ESG	Contributes to the Board’s understanding of leading corporate governance practices and environmental and social sustainability initiatives
Diversity	Gender and racial/ethnic diversity provide different perspectives to the Board to foster innovation and inclusion

Skills, Experiences and Attributes	Boudreaux	Clark	DeVore	Dixon	Hay	Jallal	Neri	Peru	Schneider	Strable	Tallett
CEO
COO / Executive Leadership
Insurance Industry
Finance / Capital Markets
Healthcare Industry
Marketing / Consumer Insights
Technology
Regulatory / Public Policy
ESG
Diversity

Diversity Information	Boudreaux	Clark	DeVore	Dixon	Hay	Jallal	Neri	Peru	Schneider	Strable	Tallett
Race / Ethnicity
African American
Hispanic / Latino
North African
White / Caucasian
Gender	F	M	F	M	M	F	M	M	M	F	F

14

Corporate Governance
Our Corporate Governance Guidelines provide that our Governance Committee is to take into account the overall diversity of the Board when identifying possible nominees for director, including gender, race or ethnicity, age, tenure and geographic location. The Governance Committee implements that policy, and assesses its effectiveness, by examining the diversity of all of the directors on the Board when it selects nominees for directors. Currently, the Board has five female directors (45% of the Board) and four racially or ethnically diverse directors (36% of the Board), with 73% of our directors being diverse based on gender and/or race/ethnicity. In addition, the diverse directors currently hold key leadership positions, with each of the Chair of the Board, the Chair of the Governance Committee and the President and CEO being female, and the Chairs of the Compensation and Talent and Governance Committees being racially or ethnically diverse.

Gender/Racial/Ethnic Diversity of Board	Tenure Diversity of Board	Age Diversity of Board

The Governance Committee, in recommending the nominees for election as directors and in concluding that the continuing directors should serve as directors, considered the items set forth above. The Governance Committee believes that each director and director nominee satisfies the criteria indicated for such director in the skills matrix and brings his or her own particular skills, experiences and attributes, giving the Board, as a whole, competence and experience in a wide variety of areas. Additional biographical and other information concerning the qualifications, skills and experience of the directors and nominees for director can be found below under “Biographical Information on Director Nominees and Continuing Directors.”

2023 Proxy Statement	15

Corporate Governance
Biographical Information on Director Nominees
and Continuing Directors
The biographies of each of the nominees and continuing directors contain information regarding the person’s service as a director, business experience, director positions at publicly-held corporations or investment companies registered under the Investment Company Act of 1940 held currently or at any time during the last five years, and the skills, experiences, qualifications and attributes that caused the Governance Committee and the Board to recommend each of the director nominees and to conclude that the continuing directors should serve as members of our Board. Unless otherwise indicated, the principal occupation of each director or nominee has been the same for the last five years. There is no family relationship between any of our directors or executive officers. The ages listed for each director or nominee are as of March 31, 2023.
Nominees for Director
Three-year term to expire at the 2026 Annual Meeting of Shareholders

Committees:
None
Skills, Experiences
and Attributes
•CEO
•COO/Executive Leadership
•Insurance Industry
•Finance/Capital Markets
•Healthcare Industry
•Technology
•Regulatory/Public Policy
•ESG
•Diversity
Education
M.B.A., Columbia Business School; B.A., Dartmouth College
Gail K. Boudreaux | Age: 62 | Director Since: 2017

Director Qualifications
Ms. Boudreaux brings significant CEO, healthcare industry, insurance, finance and technology experience to the Board from her chief executive and other executive positions with several healthcare and insurance organizations and participation in numerous associations in the healthcare industry. Ms. Boudreaux’s positions also provided her with regulatory and public policy experience due to the highly-regulated nature of these organizations. She also gained financial and technology experience through her service as a director and as a member of the audit committee and technology operations committee of several public companies, including a medical device company and a biotechnology company. In addition, she has gained ESG experience, including related to diversity, equity and inclusion (“DEI”) and climate matters, through her CEO role at Elevance Health.
Professional and Other Experience
•Elevance Health, Inc., President and CEO (since 2017)
•GKB Global Health, LLC, a healthcare consulting firm, Founder and CEO (2015-2017)
•UnitedHealth Group Incorporated, a diversified healthcare company, Executive Vice President (2008-2015), and President (2008-2011) and CEO (2011-2014) of its subsidiary, UnitedHealthcare
•Health Care Service Corporation, a health insurance company, Executive Vice President of External Operations (2005-2008) and President of Blue Cross and Blue Shield of Illinois (2002-2005)
•Aetna Inc., a managed healthcare company, various leadership positions (1983-2002)
•Director of the BCBSA, the National Institute for Health Care Management and the Central Indiana Corporate Partnership, member of The Business Roundtable and chair of the Business Council
Other Public Board Service
•Target Corporation, a general merchandise retailer, Director (since 2021)
•Zimmer Biomet Holdings, Inc., a medical device company, Director (2012-2021)
•Xcel Energy, Inc., a utility holding company, Director (2012-2017)
•Novavax, Inc., a biotechnology company, Director (2015-2017)

16

Corporate Governance

Committees:
Audit
Finance (Chair)
Skills, Experiences
and Attributes
•CEO
•COO/Executive Leadership
•Finance/Capital Markets
•Healthcare Industry
•Marketing/Consumer Insights
•ESG
Education
B. Commerce, Queens University
R. Kerry Clark | Age: 70 | Director Since: 2014

Director Qualifications
Mr. Clark has extensive CEO, healthcare industry, marketing and consumer insights, and finance experience through his positions as Chairman and CEO of a major healthcare services organization, and as a senior executive at an international consumer products company, where he served in several positions involving marketing, advertising and product development of healthcare and other consumer products. Also, he has healthcare experience through his service on a hospital’s board of directors and ESG experience, including related to DEI, through his roles as lead director and chair of the governance committee of a public company. Mr. Clark qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission (“SEC”).
Professional and Other Experience
•Cardinal Health, Inc., a healthcare products and services company, Chairman and CEO (2007-2009) and President and CEO (2006-2007)
•The Procter & Gamble Company (“Procter & Gamble”), a consumer products company, various positions (1974-2006) including Vice Chairman, Global Health, Baby & Family Care (2004-2006) and Vice Chairman & President, Global Market Development (2002-2004)
•The Christ Hospital in Cincinnati, Ohio, Director (since 2009)
Other Public Board Service
•General Mills, Inc., a consumer food products company, Director (since 2009)
•Textron, Inc., an aircraft, defense and industrial products company, Director (since 2003)
•Avnet, Inc., an industrial distributor of electronic components, enterprise computer and storage products, Director (2012-2019)

Committees: Compensation and Talent Finance Skills, Experiences and Attributes •COO/Executive Leadership •Marketing/Consumer Insights •Technology •ESG •Diversity Education B.S., Georgia Institute of Technology	Robert L. Dixon, Jr. | Age: 67 | Director Since: 2011

Director Qualifications
Mr. Dixon has extensive technology experience through his position as Global Chief Information Officer of a large public company, his ownership of a digital and information technology consulting business, and his service on the CIO advisory board for another large public company. He also has significant marketing and consumer insights experience through his senior positions at two large public companies, both of which have global retail consumer product focus. Mr. Dixon has ESG experience, including related to DEI and climate matters, through his role as chair of the governance committee of a public company and his several executive and academic board positions.
Professional and Other Experience
•RD Factor, Inc., a digital and information technology consulting business, owner (since 2016)
•PepsiCo, Inc., a food and beverages company, Senior Vice President (2016) and Senior Vice President and Global Chief Information Officer (2007-2016)
•Procter & Gamble, various positions (1977-2007), including Vice President of Global Business Services (2005-2007)
•International Business Machines Corporation, a technology and consulting company, CIO Advisory Board (2011-2017)
•Georgia Institute of Technology, President’s Advisory Board (since 2017), the College of Computing Advisory Board (since 2019) and Trustee Emeritus of the Foundation (since 2017)
Other Public Board Service
•Build-A-Bear Workshop, Inc., a specialty retailer, Director (since 2018)
•Okta, Inc., an identity management platform, Director (since 2019)

2023 Proxy Statement	17

Corporate Governance

Committees:
Audit
Governance
Skills, Experiences and Attributes
•COO/Executive Leadership
•Insurance Industry
•Finance/Capital Markets
•Healthcare Industry
•Regulatory/Public Policy
•Diversity
Education
B.A., Northwestern University; Fellow, Society of Actuaries
Deanna D. Strable | Age: 54 | Director Since: 2022

Director Qualifications
Ms. Strable brings extensive executive leadership, insurance industry and regulatory experience to the Board, gained through her CFO and other executive positions with a global financial services company. She also has healthcare industry experience from her role as President of an insurance solutions division of a financial services company that provides specialty health insurance products. In addition, Ms. Strable has significant finance and capital markets experience through her current position as CFO of a public company, with oversight responsibility for financial reporting, capital markets and corporate finance. Ms. Strable qualifies as an “audit committee financial expert.”
Professional and Other Experience
•Principal Financial Group, Inc. (“Principal Financial”), a financial services company, Executive Vice President and CFO (since 2017)
•Principal Financial, President, U.S. Insurance Solutions (2015-2017)
•Principal Financial, various other actuarial and management positions
(1990-2017)
•United Way Worldwide, Director (since 2018 including for its predecessor entity, United Way USA)
Other Public Board Service
•None

Directors Continuing in Office
Terms expiring at the 2024 Annual Meeting of Shareholders

Committees:
Audit (Chair)
Finance
Skills, Experiences
and Attributes
•CEO
•COO/Executive Leadership
•Finance/Capital Markets
•Marketing/Consumer Insights
•Technology
•Regulatory/Public Policy
•ESG
Education
M.S., Carnegie Mellon University; B.S., Lehigh University
Lewis Hay, III | Age: 67 | Director Since: 2013

Director Qualifications
Mr. Hay brings extensive CEO, finance and regulatory and public policy experience to the Board through his positions as CEO, Chairman and CFO of a large utility company which was subject to significant regulation and oversight. He also has ESG experience related to climate from his management of the utility’s expansion of renewable energy sources. In addition, Mr. Hay has marketing and consumer insights experience from his service as an officer of a large utility company and a director of a financial services company, and technology experience from his service as a director of an information technology company. Mr. Hay qualifies as an “audit committee financial expert.”
Professional and Other Experience
•Clayton, Dubilier & Rice, LLC, a private equity investment firm, operating advisor (since 2014)
•NextEra Energy, Inc. (“NextEra Energy”), an electricity-related services and renewable energy generator company, Executive Chairman (2012-2013), CEO (2001-2012), Chairman (2002-2012) and President (2001-2006)
•Artera Services, LLC, a provider of integrated infrastructure services to natural gas and electric industries, Director (since 2018, including for its predecessor company, PowerTeam Services, LLC)
Other Public Board Service
•L3Harris Technologies, Inc., a global aerospace and defense technology firm, Director (since 2019 and 2002-2019 for its predecessor company, Harris Corporation)
•Capital One Financial Corporation, a financial services company, Director (2003-2019)
•NextEra Energy, Director (2001-2013)

18

Corporate Governance

Committees:
Audit
Governance
Skills, Experiences
and Attributes
•CEO
•COO/Executive Leadership
•Finance/Capital Markets
•Marketing/Consumer Insights
•Technology
•Diversity
Education
Bachillerato en Electronica, Escuela Nacional de Educacion Tecnica
Antonio F. Neri | Age: 55 | Director Since: 2017

Director Qualifications
Mr. Neri brings CEO and significant technology experience to the Board gained through his current position of President and CEO at a large, multinational enterprise information technology company and from holding several leadership positions at firms that provide technology solutions to the business and public sectors. Mr. Neri also gained finance and marketing and consumer insights experience from past positions where he was responsible for determining consumer needs, overseeing product and promotional campaigns and promoting, selling and distributing products. Mr. Neri qualifies as an “audit committee financial expert.”
Professional and Other Experience
•Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”), a technology company, President and CEO (since 2018), President (2017-2018) and Executive Vice President and General Manager, Enterprise Group (2015-2017)
•HP Inc., a technology company, various positions (1995-2015), including Senior Vice President and General Manager, Enterprise Group (2014-2015), Senior Vice President and General Manager, HP Networking Business Units (2014), Senior Vice President and General Manager, HP Servers (2013-2014) and Senior Vice President and General Manager, HP Technology Services (2011-2013)
Other Public Board Service
•Hewlett Packard Enterprise, Director (since 2018)
•H3C Technologies Co., LTD, an information technology company, Director (2016-2017)

Committees: Compensation and Talent (Chair) Finance Skills, Experiences and Attributes •COO/Executive Leadership •Finance/Capital Markets •Technology •Diversity Education B.S., University of Arizona	Ramiro G. Peru | Age: 67 | Director Since: 2004

Director Qualifications
Mr. Peru brings significant executive leadership and finance experience to the Board as a former CFO of two public companies. Mr. Peru’s positions also included technology experience as Senior Vice President at a mining and manufacturing company, with responsibility for managing both information systems and technology and human resources. In addition, he has technology experience through his service on the board of directors of an oil and gas exploration and production company.
Professional and Other Experience
•Swift Corporation, a transportation company, Executive Vice President and CFO (June-December 2007)
•Phelps Dodge Corporation (“Phelps Dodge”), a mining and manufacturing company, various finance and accounting positions with Phelps Dodge and its affiliates (1979-2007) including Executive Vice President and CFO (1999-2007)
•UNS Energy Corporation (“UNS Energy”), an electric and gas utility holding company and a subsidiary of Fortis Inc., a utility holding company, Director (since 2007)
•Bluemedia, Inc., a large format printer, Director (since 2018)
Other Public Board Service
•SM Energy Company, an oil and gas exploration and production company, Director (since 2014)
•UNS Energy (publicly traded until August 2014), Director (2007-2014)
•WellPoint Health Networks, Inc., Director (2003-2004)

2023 Proxy Statement	19

Corporate Governance
Terms expiring at the 2025 Annual Meeting of Shareholders

Committees:
Audit
Finance
Skills, Experiences
and Attributes
•CEO
•COO/Executive Leadership
•Insurance Industry
•Finance/Capital Markets
•Healthcare Industry
•Technology
•Regulatory/Public Policy
•Diversity
Education
M.M., McGill University; B.A., University of North Carolina at Charlotte
Susan D. DeVore | Age: 64 | Director Since: 2021

Director Qualifications
Ms. DeVore brings extensive healthcare industry, CEO and executive leadership experience to the Board gained through her past President and CEO positions at a healthcare improvement company that serves thousands of hospitals and other healthcare providers. She also gained technology experience in connection with her oversight of the healthcare improvement company’s technology/services segment and regulatory experience due to its highly-regulated nature. In addition, Ms. DeVore has finance experience as a former partner and region and sector leader at Ernst & Young LLP. Ms. DeVore qualifies as an “audit committee financial expert.”
Professional and Other Experience
•Premier, Inc., a healthcare improvement company, various roles from 2003 until June 2021, with the most recent as CEO (2019-2021) and President (2013-2019)
•Premier Healthcare Solutions, Inc. (subsidiary of Premier, Inc.), President and CEO (2009-2019) and Director (2009-2021)
•AdventHealth, a healthcare system, Director (since 2020)
•Cap Gemini/Ernst & Young LLP, a management consulting company, various roles from 1988 until 2002, including VP and Sector Leader, Manufacturing/High Tech & Media/Entertainment Units (2001-2002) and Sector Leader, High Growth Middle Market Division, North America (2000-2001)
Other Public Board Service
•Unum Group, a financial protection benefits company, Director (since 2018)
•Premier, Inc., Director (2013-2021)

Committees:
Compensation and Talent
Governance (Chair)
Skills, Experiences
and Attributes
•CEO
•COO/Executive Leadership
•Finance/Capital Markets
•Healthcare Industry
•Regulatory/Public Policy
•Diversity
Education
M.S. and Ph.D., I’Universite’ De Paris VI; Fellow, Max Planck Institute of Biochemistry
Bahija Jallal | Age: 61 | Director Since: 2018

Director Qualifications
Ms. Jallal brings extensive healthcare industry experience to the Board gained through her several leadership positions at biopharmaceutical companies that provide new medicines to patients, including her current position of CEO at a multinational biotechnology company. In addition, Ms. Jallal has CEO and finance experience through her current position and her former position of President at a biologic research and development subsidiary of a large public company. These positions also provided her with regulatory and public policy experience due to the highly-regulated nature of the biopharmaceutical and biotechnology industries.
Professional and Other Experience
•Immunocore Limited, a T-cell receptor biotechnology company, CEO (since 2019)
•AstraZeneca PLC (“AstraZeneca”), a pharmaceutical and biopharmaceutical business, Executive Vice President (2013-2019)
•MedImmune, a biotechnology business and a subsidiary of AstraZeneca, President (2013-2019), Executive Vice President, Research and Development (2010-2013) and various other research and development positions (2006-2010)
Other Public Board Service
•Immunocore Limited, Director (since 2019)
•Guardant Health, Inc., a precision oncology company, Director (2019-June 2022)

20

Corporate Governance

Committees:
Compensation and Talent
Governance
Skills, Experiences
and Attributes
•CEO
•COO/Executive Leadership
•Insurance Industry
•Finance/Capital Markets
•Marketing/Consumer Insights
•Technology
•Regulatory/Public Policy
Education
Ph.D., Yale University; B.A., Williams College
Ryan M. Schneider | Age: 53 | Director Since: 2019

Director Qualifications
Mr. Schneider brings significant CEO, COO, finance, marketing and consumer insights and technology experience to the Board from his current CEO position at a real estate services company. In addition, Mr. Schneider has finance experience through his past leadership positions at a financial services organization. These positions also provided him with regulatory and public policy experience through his oversight of compliance with consumer and safety regulations, and due to the highly-regulated nature of the banking industry. He also gained insurance industry experience when he was employed as a consultant by multiple insurance companies while at McKinsey & Company.
Professional and Other Experience
•Anywhere Real Estate Inc. (formerly known as Realogy Holdings Corp.) (“Anywhere Real Estate”), a residential real estate services company, CEO and President (since December 2017), President and Chief Operating Officer (October-December 2017)
•McKinsey & Company, an international consulting firm, Senior Advisor (2017)
•Capital One Financial Corporation, a financial services company, various positions (2001-2017), including Senior Advisor (2016-2017) and President, Card Business (2007-2016)
•Capital One Bank (USA) N.A., Director (2007-2016)
Other Public Board Service
•Anywhere Real Estate, Director (since 2017)

Independent Chair of the Board Since: 2018
Committees:
Compensation and Talent
Governance
Skills, Experiences
and Attributes
•CEO
•COO/Executive Leadership
•Insurance Industry
•Finance/Capital Markets
•Healthcare Industry
•Marketing/Consumer Insights
•Regulatory/Public Policy
•ESG
•Diversity
Education
B.S., University of Nottingham
Elizabeth E. Tallett | Age: 73 | Director Since: 2013

Director Qualifications
Ms. Tallett brings significant CEO, finance, healthcare industry, insurance industry and marketing and consumer insights experience to the Board from her chief executive, other management and board positions in several healthcare, insurance and pharmaceutical organizations. These positions also provided her with regulatory and public policy experience due to the highly-regulated nature of these organizations. She also has ESG experience gained through her roles as a lead director and as a member of the governance committees of several public companies.
Professional and Other Experience
•Independent consultant to healthcare companies (since 2015)
•Hunter Partners, LLC, a healthcare consulting company, principal (2002-2015)
•Transcell Technologies, Inc., a specialty pharmaceutical company, President and CEO (1992-1996)
•Centocor Pharmaceuticals, a biotechnology company, President (1987-1992)
•Parke-Davis, a pharmaceuticals company, various roles including member of the Executive Committee (1973-1987)
Other Public Board Service
•Moderna, Inc., a biotechnology company, Director (since 2020)
•Qiagen, N.V., a molecular diagnostics and life sciences company, Supervisory Director (since 2011)
•Meredith Corporation, a media company, Director (2008-2021)
•Principal Financial, a financial services company, Director (1992-2021; as lead director from 2007-2019)
•Coventry Health Care, Inc., a health insurance company, Director (1998-2013, including serving as lead director)

2023 Proxy Statement	21

Corporate Governance
Board’s Role and Responsibilities
Our business is managed under the direction of the Board. The Board has responsibility for establishing broad corporate policies and for our overall performance. We believe the only results worth achieving are those achieved with integrity and a commitment to excellence. Accordingly, we have long recognized the importance of, and have placed a high priority upon, having good corporate governance measures in place.
Board Role in Risk Oversight
Our management is responsible for the day-to-day management of the risks facing the Company, including the risk management process, controls and oversight. The Board as a whole has responsibility for risk oversight. We have an Enterprise Risk Council to oversee our enterprise risk management (“ERM”) program. The Enterprise Risk Council is comprised of members of our leadership team and the Chief Risk Officer, who serves as the head of the internal enterprise risk management function and reports to the Audit Committee of the Board, with annual updates to the full Board. Additionally, the full Board regularly reviews risks that may be material to the Company, including those detailed in reports from the committees of the Board and as disclosed in the Company’s quarterly and annual reports filed with the SEC. While the Board has established committees designated for various oversight functions, it is common practice for the committees to collaborate on overlapping issues.

Board
•Oversees management’s processes by which they identify, assess, monitor and manage the Company’s exposure to major risks to determine whether these processes are functioning as intended and are consistent with our business objectives and strategies and comply with applicable laws, regulations, contractual requirements and policies.
•Reviews certain risk tolerance levels and action plans regarding major risks.
•Reviews the Own Risk and Solvency Assessment Summary Report, which is filed annually with state insurance departments.
•Receives periodic reports from management and Board committees on various risks, including risks facing our businesses or developments that could affect our risk profile.
•Delegates to each committee responsibility for assisting in the oversight of categories of risk relevant to its function.

Audit Committee
•Receives quarterly reports from our Chief Risk Officer and reviews and discusses our ERM framework, processes and governance structure.
•Reviews and approves our annual internal audit plan.
•Reviews and discusses with management and the independent auditor our accounting, financial reporting, financial statements, internal controls and procedures and the independent audit thereof.
•Oversees our compliance activities and receives quarterly reports from our Chief Compliance Officer.
•Reviews and discusses our major risks associated with our financials, strategy, information technology and security, compliance, privacy, ethics, litigation and reputation and other operational risks.

Governance Committee
•Oversees Board processes and corporate governance-related risks.
•Monitors our corporate social responsibility and environmental sustainability initiatives and performance.
•Reviews, at least annually, our political strategy, contributions and activities, and oversees compliance with our policies and procedures regarding political contributions and activities.

Finance Committee
•Oversees the risks associated with our capital structure, financial policies, financing strategies and financial condition.
•Reviews the issuance and retirement of debt and other securities and our credit facilities.
•Monitors investment and financial risk management strategies, including the use of derivatives.
•Reviews proposed material mergers, acquisitions and divestitures.
•Reviews our external insurance risk management program and insurance coverage.

Compensation and Talent Committee
•Oversees the risks associated with our compensation policies, practices and plans.
•Reviews and discusses performance evaluations of the CEO and other executive officers.
•Reviews and discusses talent acquisition and talent retention, including our DEI efforts.

Management
•Management, including the ERM function and Enterprise Risk Council, designs and implements processes by which they identify, assess, monitor and manage the Company’s exposure to major risks.
•Our ERM function coordinates with our internal audit function to perform a continuous risk assessment and capture our enterprise risks. The ERM process utilizes a qualitative approach based on experience, emerging trends and the advice of subject matter experts to gather an in-depth understanding of our enterprise risks. The process consists of conducting research in consultation with internal and external advisors, evaluating enterprise strategic goals and reviewing key business areas for emerging risk.

22

Corporate Governance

•We engage external advisors where appropriate to assist in the identification and oversight of risks facing our business, including, but not limited to, independent registered public accounting firms, external legal counsel, insurance providers, cybersecurity experts and our independent compensation consultant.
•The continuous risk assessment is ongoing throughout the year and captures our primary risk domains, including alignment with the risk factors set forth in our Form 10-K and associated disclosure controls and procedures. Additionally, the risk assessment process considers whether risks are short-, intermediate- or long-term, such that the management of significant risks can be prioritized, as necessary.

For those areas for which committees have risk oversight responsibilities, the chairs of the committees regularly report to the full Board regarding the significant risks facing the Company, as identified by management, and the measures undertaken by management to monitor, control and mitigate those risks. A description of the enterprise risks we have identified is included in Part I, Item 1A, “Risk Factors” in our Form 10-K.
Assessment of Compensation-Related Risks
Annually, members of our management team conduct an assessment of the risks related to or arising from our compensation policies and practices. The management team reviews and discusses the design of various incentives, plan governance, performance measures and approval mechanisms of all Total Rewards programs for all associates.
In February 2023, the Compensation and Talent Committee, in consultation with the independent compensation consultant, reviewed and discussed the management team’s comprehensive assessment of the potential risks related to or arising from our Company-wide compensation programs, policies and practices. As part of its review, the Compensation and Talent Committee also noted the following factors that reduce the likelihood of excessive risk-taking:
•Our overall compensation levels are competitive with the market and structured to deliver a balanced mix of both fixed and variable forms of compensation and long-term and short-term plans.
•Annual and long-term performance measures used to determine performance-based payouts are directly linked to the financial and non-financial performance of the Company and aligned with the long-term interests of our shareholders.
•Awards under our AIP and PSUs are capped and are paid on a sliding scale, with the amount earned interpolated for results between threshold and target, and target and maximum. The Compensation and Talent Committee has discretion to adjust performance-based awards when it determines that such adjustments would be appropriate based on our interests and the interests of our shareholders. Additionally, the Board maintains a recoupment policy for the clawback of both cash and equity-based incentives in the event of misconduct, including for reputational harm.
•Executive officers are subject to significant stock ownership guidelines and holding requirements and are prohibited from hedging and pledging stock and short sales.
Based on its review and discussion of the assessment, the Compensation and Talent Committee has concluded that our compensation programs do not create risks that would be reasonably likely to have a material adverse effect on the Company.
Oversight of Cybersecurity and Data Privacy
Information security and privacy are of significant importance to our stakeholders. We operate in a highly-regulated industry. Federal, state and international laws and contractual commitments regulate our collection, use and disclosure of confidential information such as protected health information and personally identifiable information. Our success depends on maintaining a high level of trust among consumers, clients, providers, regulators and our associates. Protecting this information is crucial and is reflected in our Code of Conduct and privacy policies.
Our Board monitors cybersecurity risk along with system migrations, conversions and development. Our Board receives a report at least quarterly from our Chief Information Security Officer regarding our Information Security Program, including cybersecurity risks. Also, the Board periodically receives third-party assessments of our information security. In addition, the Audit Committee receives regular updates on both information security and data privacy, and oversees data privacy, integrity, incident and breach risks.
In addition to Board and committee oversight and management assessment and monitoring of these risks, we make it a priority to equip associates with the tools and skills needed to support our Information Security Program. We provide annual security-awareness training, which covers timely and relevant topics, including social engineering, phishing, password protection, confidential data protection, acceptable asset use and mobile security. Our comprehensive privacy-incident response and prevention program educates associates on the importance of reporting all incidents immediately. Each incident is reviewed and action is taken to address issues identified, mitigate any potential impact and assess our obligations to notify consumers, clients, regulators, the media and others.

2023 Proxy Statement	23

Corporate Governance
Detailed information regarding how we implement our Privacy Policy, including our Personal Information Privacy Protection Policy, HIPAA Notice of Privacy Practices and Web Privacy Statement are available at https://www.elevancehealth.com/privacy-policy.
Corporate Responsibility
Our purpose is to improve the health of humanity. Our focus on community health and environmental sustainability is demonstrated by our ability to make a positive difference in the health and well-being of our consumers, the communities we serve, our associates and the environment around us.

Our Consumers	Our Communities	Our Associates	Our Environment

Focus on care that delivers better health outcomes	Focus on closing healthcare gaps in the diverse communities we serve	Foster an inclusive and trusting environment where all associates have the opportunity to succeed	Focus on the future well-being of the world around us

UN Global Compact
Elevance Health is a signatory to the United Nations Global Compact (“UNGC”), the world’s largest corporate sustainability initiative and a call to companies to align with universal principles on human rights, labor, environment and anti-corruption, and take actions that advance societal roles. As part of our commitment to the UNGC, we have identified the seven United Nations Sustainable Development Goals that offer us the greatest opportunity for impact given their relevance to our business. Our corporate responsibility strategy is focused on advancing the following goals: No Poverty, Zero Hunger, Good Health and Wellbeing, Gender Equality, Reduced Inequalities, Sustainable Cities and Communities and Climate Action.
Annual Impact Report
Our annual Impact Report provides information on our ESG practices and performance related to governance, our workplace, community health and the environment. This report is prepared in accordance with SASB and TCFD frameworks and is available at https://ir.elevancehealth.com/annual-reports/default.aspx. Our Governance Committee monitors our corporate social responsibility and environmental sustainability initiatives and performance.

Our Consumers
We are focused on whole person care and are committed to creating a simpler, more accessible, more affordable and more equitable healthcare experience for our consumers. We advance innovative solutions that improve the everyday lives of our diverse consumer population.

63% of our healthcare spend in 2022 was in value-based care arrangements	NCQA Health Equity Accreditation for 22 of our Medicaid Plans serving more than 8 million members	Sydney Health, our digital engagement platform, had a 32% increase in member visits year-over-year, with 16 million registered users

•Improve Quality
We continue to partner with healthcare providers to improve the quality and affordability of healthcare through value-based care models, with 63% of our 2022 healthcare spend being tied to value-based care arrangements. We increased the amount we paid healthcare providers through value-based payments by over 18% in 2022 as compared to 2021 to reward them for reducing the cost of care and improving healthcare outcomes for our consumers. We are also focused on increasing the percentage of our consumers seeing a high-performing primary care provider to ensure strong cost and quality performance.

24

Corporate Governance
At the end of 2022, we saw a 173 basis point improvement year-over-year in consumers attributed to high-performing providers.
•Drive Health Equity
In 2022, 22 of our Medicaid plans earned the new health equity accreditation from the NCQA. The accredited plans span 21 states and serve more than 8 million members. We are the first managed care organization to earn the full three-year health equity accreditation for all of our own Medicaid health plans nationwide. This accreditation distinction highlights our commitment to advancing health equity by optimizing health at the individual level for all, prioritizing efforts and investments that deliver improved outcomes and elevating our consumers and communities that are socially and economically marginalized.
•Improve Accessibility
In 2022, Sydney Health, our digital engagement platform for health plan members, had more than 92 million visits, a 32% increase from the previous year. We now have 16 million registered users on our Sydney Health platform. Sydney Health gives members access to virtual care services (including for primary care, urgent care, dermatology services and complex care management services), personalized health and wellness resources (including a new AI-based food nutrition and calorie tracker) and benefit details—all in one place.

Our Communities
We are committed to improving lives, advancing equity and strengthening communities. Elevance Health and its over 100,000 associates have deep roots in the communities where we live and work, and our local ties are a key component of our whole health approach. We work closely with community organizations that create support networks. Using our extensive data, we also identify the resources needed to support local residents, including the people we serve, to ensure those resources can better meet local needs. The Elevance Health Foundation (our “Foundation”) assists in carrying out several of these initiatives.

Over $84 million in active grants and sponsorships, with a focus on Maternal-Child Health, Food as Medicine and Substance Use Disorder	Over 135,000 volunteer hours by our associates and $8.1 million donated through Associate Engagement Programs in 2022	Whole Health Index, our proprietary dynamic modeling tool, used to target and track improvements in community health

Our Foundation
Our Foundation has over $84 million in active grants and sponsorships supporting nonprofit organizations. In 2022, our Foundation continued to fulfill its commitment to invest up to $90 million over the three-year period from July 2021 through July 2024 in the focus areas of Maternal-Child Health, Food as Medicine and Substance Use Disorder. In addition, we provided support to communities in times of crisis and helped them build resiliency to prepare for future events.
•Maternal-Child Health
Our Foundation plans to invest up to $30 million over the three-year period to support programs that help women and their babies achieve optimal health and well-being. To date, we have awarded $18 million to 26 organizations. From a new national partnership with March of Dimes to address maternity care deserts to local doula training programs and perinatal mental health support, all of our grants are working toward one of three goals: reducing pre-term birth, reducing maternal morbidity and mortality and/or reducing primary c-section rate. Collectively, these grants have the potential to impact more than 100,000 women.
•Food as Medicine
Our Foundation also plans to invest up to $30 million over the three-year period to support programs that reduce the prevalence of chronic conditions by helping individuals reach optimal health through good nutrition. In 2022, our Foundation announced nearly $23 million in grants awarded toward this commitment, including $14 million for expanding our partnership with Feeding America, the nation’s largest domestic hunger-relief organization, to expand and enhance its ‘Food is Medicine’ program. The program supports 20 Feeding America member food banks as they collaborate with healthcare partners, with the goal of reducing chronic disease for hundreds of thousands of neighbors. Complementing this national grant are local programs that range from innovating long-term solutions for food security, to providing nutrition and health education.

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Corporate Governance
•Substance Use Disorder
We support the mental health and well-being of our communities. As such, our Foundation plans to invest up to $30 million over the three-year period to support programs that address mental health, with an emphasis on Substance Use Disorder. In 2022, nearly $14 million of those grants were awarded across the country to programs working to advance health equity, with a primary goal of improving the percent of people receiving alcohol and/or substance dependence treatment among the most socially vulnerable communities. These grants address an array of care and service options, including prevention and early intervention, crisis response and intervention, long-term intervention, and community resources and recovery supports. Our national partnership with Shatterproof, for example, is addressing stigma and discrimination as a primary barrier to receiving addiction treatment by equipping healthcare professionals to provide appropriate support to individuals in need.
•Disaster/Personal Tragedy
Our Foundation, Elevance Health and our more than 100,000 associates have deep roots in the communities where we live and work, and during times of disaster, we all come together to support our colleagues, members and communities in times of need. In addition to our strategic nonprofit partnerships designed to improve community preparedness, response and recovery during and after disasters, our local health plans and associates are quick to help. For example, in response to Hurricane Ian in 2022, Elevance Health associates – with a Foundation match – raised $80,000. The Florida health plan coordinated a Clinical Response Team, assembled over 800 hygiene kits, and provided food, water, fuel, transportation, shelter and baby and medical supplies to those impacted.
Improve Health Equity
We developed the Whole Health Index (the “WHI”) to measure member health holistically with a single score that takes community, social and clinical drivers into account. This data infrastructure helps us see the larger picture and better informs our efforts to improve the health of our communities, with an emphasis on health equity. The WHI is a powerful tool to track health systematically over time and compare statistics for population segments based on age, sex, race/ethnicity, rural/urban status and more. The WHI enables us to see where larger scale investments and solutions are most needed and to work with community-based partners to coordinate engagement, outreach and support.
Affordable Housing Investments
As part of our focus to address unmet social needs, we committed approximately $160 million to affordable housing projects in 2022. Elevance Health’s commitments over the past year will lead to the construction of more than 710 affordable housing units for families in California, Indiana, Florida and Colorado. Since 2006, we have committed nearly $700 million to affordable housing projects.

Our Associates
We are committed to fostering an inclusive and trusting environment where all associates have the opportunity to succeed. We believe the highest level of performance is achieved when strategy and culture are aligned. Therefore, shaping culture is a foundational element of our long-term strategy.

Our 2022 Associate Engagement Survey showed that 96% of associates understand our purpose to improve the health of humanity and the positive impact we have on consumers and communities	Our managers are diverse, with 65% being female and 36% being racially or ethnically diverse in the U.S.	We are a fair pay workplace, with the pay for females and people of color being within 1% of their male and white counterparts

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Corporate Governance
•Great Place to Work
We were first certified as a Great Place to Work at the end of 2020, based on feedback and input from a representative sampling of our associates about their work experiences at Elevance Health. In 2022, for the third year in a row, we earned the Great Place to Work certification. Building on that momentum, we were also recognized by Fortune as a Fortune 100 Best Companies to Work For, as well as one of the 2022 Best Workplaces in Healthcare and 2022 Best Workplaces for Women. We were also named as one of PEOPLE Magazine's 2022 Companies That Care.
•Diversity, Equity and Inclusion
Our commitment to a diverse workforce begins with our Board of Directors. Our Board is diverse in both gender and race/ethnicity, as 45% of our directors are female and 36% are racially or ethnically diverse. Across our U.S. workforce, 77% of our associates are female and 51% are racially or ethnically diverse, while 65% of our managers are female and 36% are racially or ethnically diverse. Our associates’ diversity provides valuable cultural insights, perspectives and experiences that help us as we seek to ensure access to high-quality, affordable healthcare for those we serve.

Gender Diversity of Workforce*	Racial/Ethnic Diversity of Workforce*	Gender Diversity of Management*	Racial/Ethnic Diversity of Management*

49% White
24% Black/ African American
51%
14% Hispanic/ Latino
10% Asian
1% Other
2% Two or more

*    Information based on EEO-1 Report data as of December 31, 2022 and includes Elevance Health associates in the U.S. only.
•Pay Equity
We are committed to a fair pay workplace. We were in the first cohort of companies certified by the Fair Pay Workplace (“FPW”), an independent certification that takes a holistic approach to pay equity, partnering to design an annual pay equity action plan that includes a perpetual review of all positions, new hires and promotions to effect meaningful, measurable change. This independent certification is based on a set of publicly available rules and standards and the endorsed methodology of a group of leading experts from forward-thinking corporations, academia, human resources, data science and the legal field. After partnering with and overseeing our review process, FPW has validated our analysis of our associate population, which found that pay for females is within 1% of their male counterparts and pay for people of color is equal to their white counterparts, after taking into account neutral, job related factors.
•Development and Engagement
From an associate development perspective, we offer a robust catalog of career and leadership development opportunities, enabling the improvement of current skills and/or the development of new skills in preparation of future opportunities. In 2022, we invested a significant amount in human capital development, averaging approximately 20 hours of training and development per associate. Over 15% of our U.S. workforce participated in our nine business resource groups, which provide associates meaningful opportunities to connect, collaborate and grow. Our 2022 Associate Engagement Survey showed that 96% of associates understand our purpose to improve the health of humanity and the positive impact we have on our consumers and communities. We also saw a year-over-year increase on our 2022 Associate Satisfaction Index, with a score of 88% for 2022.
Our sustained commitment to these values has garnered external recognition that highlights our accomplishments in such areas as employment of veterans and people with disabilities, inclusive environments for LGBTQ+ associates and advancement opportunities for women and people of color.

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Corporate Governance

Our Environment
As part of our whole health approach, we recognize the impact the environment has on critical physical, behavioral and social drivers of health. We are committed to continually improving the environmental sustainability of our operations and business activities.

Achieved Carbon Neutral operations in 2022, via our 100% renewable energy strategy	We engaged with 75% of our suppliers on setting their own science-based GHG reduction targets	Initial signatory to the HHS Health Sector Climate Pledge, committing to net zero GHG emissions by 2050

•Renewable Energy
We are the first U.S. health benefits company to join RE100, committing to 100% renewable electricity. In 2021, we produced enough renewable electricity via offsite utility scale solar power purchase agreements to power all of our offices and data centers. We are proud to have met our 100% renewable energy target and commitment to RE100 four years ahead of schedule, and in 2022 we achieved carbon neutral status for our operations.
•Supplier Engagement
In 2021, we established a target to engage with 70% of our indirect spend supply chain on setting their own science-based GHG emissions reduction goals by year-end 2023. In 2022, we engaged with 75% of our suppliers (by spend), and approximately 40% of our in-scope suppliers (by spend) have established reduction goals. Throughout 2023, we will continue to leverage the CDP (f/k/a Carbon Disclosure Project) Supply Chain tool to further engage with suppliers on disclosing GHG emissions, setting targets and assessing climate-related risks and opportunities.
•Net Zero GHG Emissions by 2050
We are an initial signatory to the HHS Health Sector Climate Pledge, committing to net zero GHG emissions by 2050 and the development of climate resiliency plans. Through renewable energy procurement and other strategies, our combined scope 1 (direct) and 2 (indirect) GHG emissions in 2022 decreased by 100% compared to the baseline of 2019. We are confident in our ability to achieve net zero, having met our 100% renewable electricity goal in 2021, four years ahead of schedule. All the electricity needs of Elevance Health offices, data centers and clinics are covered by renewable energy.
•Sustainable Workplace
We leverage LEED, Fitwel and Energy Star certification programs to ensure our offices and data centers have reduced environmental impacts while improving occupant health. Over 50% of our real estate portfolio is LEED, Energy Star or Fitwel certified, and our Indianapolis headquarters is one of the largest LEED Gold certified buildings in Indiana. We are also proud to have been recognized by the Environmental Protection Agency’s Energy Star Program, making the Certification Nation Member Leaderboard for 2022, and our Fitwel-certified Atlanta office achieved a 3-star rating, the highest rating offered by Fitwel.
Code of Conduct
We have adopted a Code of Conduct (the “Code”) for our directors, executive officers and other associates. The purpose of the Code is to focus on areas of ethical risk, provide guidance in recognizing and dealing with ethical issues, provide mechanisms to report unethical conduct and help foster a culture of honesty and integrity. By understanding and following the Code, our associates help safeguard our integrity and reputation as an ethical, caring company. The Code is posted on our website at https://ir.elevancehealth.com/corporate-governance/governance-documents/.
Everyone is required to act in accordance with the requirements of the Code. Waivers of the Code for any director, our Chair, our President and CEO, our CFO and our other executive officers may only be made by the Board or by a Board committee composed of independent directors. Any such waiver and any amendment to the Code will be posted on our website at https://ir.elevancehealth.com/corporate-governance/overview. During 2022, there were no waivers of the Code for any of our directors, our Chair, our President and CEO, our CFO or any of our other executive officers.

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Corporate Governance
Shareholder Engagement
Building positive relationships with our shareholders is critical to our long-term success. For this reason, we spend significant time meeting with our shareholders, listening to their concerns and responding to their feedback. As described below, we engaged with our largest shareholders, representing a majority of our outstanding shares of common stock in the aggregate, through our robust outreach and engagement program in 2022. We value our relationship with our shareholders and believe that we strengthen our ability to lead the Company by constructively discussing our business and strategy.

Shareholder Engagement

Spring	Summer	Fall	Winter

•Publish annual Proxy Statement
•Active outreach with our largest shareholders to discuss important items to be considered at our Annual Meeting of Shareholders
•Shareholder feedback is shared with the Board and Board committees
•Hold our Annual Meeting of Shareholders
•Review voting results of our most recent Annual Meeting of Shareholders •Evaluate proxy season trends, corporate governance leading practices and peer company practices
•Active outreach with our largest shareholders to discuss corporate governance, executive compensation, environmental and social matters and other areas of interest
•Shareholder feedback is shared with the Board and Board committees

•Board uses the feedback from our engagement meetings in its review of governance and compensation practices for the coming year
•Begin drafting the Proxy Statement and consider disclosure improvements based on engagement feedback

Year-Round
•Regular meetings and calls with shareholders to discuss our strategic plan, consolidated business results and capital structure and other topics of interest to shareholders		•Quarterly earnings calls •Numerous investor conferences •Biennial investor day

We were pleased that our shareholders overwhelmingly approved the non-binding advisory vote on our executive compensation in 2022, as approximately 92% of votes cast were voted in favor of the proposal. Nevertheless, we continue to examine our executive compensation program to ensure alignment between the interests of our executive officers and our shareholders.
Communications with the Board
Individuals may communicate with the Board by submitting an email to our Board at this address: boardofdirectors@elevancehealth.com. Communications that are intended specifically for non-management directors or any individual director should be sent to the email address above to the attention of the Board Chair. Individuals may also communicate with the Board by submitting a letter to our Secretary at Elevance Health, 220 Virginia Avenue, Indianapolis, Indiana 46204.
The process for collecting and organizing communications, as well as similar or related activities, has been approved by our independent directors. Communications are distributed to the Board, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board has requested that certain items which are unrelated to the duties and responsibilities of the Board should be excluded, such as spam, junk mail and mass mailings, medical claims inquiries, new product suggestions, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any such unsuitable communication is made available to any director upon request.

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Corporate Governance
Board Structure
Board Leadership Structure
Elizabeth E. Tallett currently serves as the independent Chair of the Board and has held that position since 2018. The Board has the flexibility to establish a leadership structure that works best for the Company at a particular time. The Board reviews its leadership structure periodically to evaluate and make a determination regarding whether or not the roles of Chair of the Board and the CEO should be filled by the same person or by different persons based upon the current circumstances, taking into consideration, among other factors: the Board’s current composition; its director succession plan including upcoming director retirements and refreshment objectives, policies, practices and mechanisms to promote independent Board oversight of management; the specific needs of our business; the views of our shareholders; and, trends in corporate governance relative to board leadership structure.
Our Board of Directors believes having independent Board leadership is an important component of our governance structure. Currently, the positions of Chair of the Board and CEO are held by two different people. When the positions of Chair and CEO are filled by the same person or when the Chair is not an independent director, our Corporate Governance Guidelines require that our independent directors elect a Lead Director annually, with responsibilities to aid in the independent oversight of management. There is currently no Lead Director because we have an independent Chair. The Board also recognizes the important leadership roles played by the Chair of each of the committees of the Board.
When the Chair of the Board is an independent director, the independent Chair has the following duties and responsibilities:
•presides at meetings of the Board (including executive sessions) and shareholders;
•serves as the liaison between the CEO and the independent directors;
•approves meeting agendas, schedules and materials for the Board;
•has the authority to call meetings of the Board and of independent directors; and
•is available upon request for consultation and direct communication with major shareholders.
Director Independence
Our Board has adopted standards to assist it in making determinations of independence and determining whether or not a director or director nominee has a material relationship with us. These standards are available on our website at https://ir.elevancehealth.com/corporate-governance/governance-documents/. Our Board has determined that all of our directors and director nominees, other than Ms. Boudreaux, meet these standards, have no material relationship with us and are “independent” as defined by the New York Stock Exchange (“NYSE”) listing standards and the rules of the SEC.
Board Meetings, Executive Sessions and Attendance
During 2022, the Board held six meetings. The independent directors generally meet in an executive session at both the beginning and end of each regularly scheduled Board meeting, with the Chair of the Board presiding over the sessions. Our Board committees also conduct executive sessions that are presided over by the Chair of the respective committee. Each director attended at least 75% of the total meetings of the Board and each committee on which he or she served that were held when he or she was a director or committee member.
Our policy is that Board members are expected to attend each Annual Meeting of Shareholders. All members of the Board at the time of the 2022 Annual Meeting of Shareholders were in attendance.

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Corporate Governance
Standing Committees of the Board
There are four standing committees of the Board. From time to time, the Board, in its discretion, may form other committees. The following table provides membership information for each of the Board standing committees as of March 31, 2023, including each independent Chair.

Directors	Audit Committee	Compensation and Talent Committee	Governance Committee	Finance Committee
Gail K. Boudreaux
R. Kerry Clark				Chair
Susan D. DeVore
Robert L. Dixon, Jr.
Lewis Hay, III	Chair
Bahija Jallal			Chair
Antonio F. Neri
Ramiro G. Peru		Chair
Ryan M. Schneider
Deanna D. Strable
Elizabeth E. Tallett(1)
(1) Independent Chair of the Board
Set forth below are the primary responsibilities of each of the standing committees as described more fully in their charters, which are available on our website at https://ir.elevancehealth.com/corporate-governance/governance-documents/.

Meetings in 2022: 8 Members:		Audit Committee

Principal Responsibilities:
Lewis Hay, III (Chair)
•The Audit Committee represents and assists the Board in its oversight of our accounting, financial reporting and internal controls over financial reporting.
•In its oversight of our financial statements and the independent audit thereof, the Audit Committee is responsible for the selection, evaluation and, where deemed appropriate, replacement of the independent registered public accounting firm, and for the evaluation of the independence of the independent registered public accounting firm.
•The Audit Committee is directly involved in the selection of the auditor’s lead engagement partner.
•The Audit Committee is also responsible for the oversight of our ethics and compliance program and Code of Conduct, as well as assisting the Board in overseeing the processes by which we identify, assess, monitor and manage our exposure to major risks. The Chief Compliance Officer facilitates our compliance program and reports independently to the Audit Committee. The Audit Committee regularly receives a detailed report from the Chief Compliance Officer regarding our compliance program activities.
See “Audit Committee Matters — Audit Committee Report” and “Corporate Governance — Board’s Role and Responsibilities — Board Role in Risk Oversight.”
The Audit Committee met separately at several meetings during 2022 with executive management (including the CFO and the Chief Legal Officer), the Chief Accounting Officer, the Chief Internal Audit Executive, the Chief Risk Officer, the Chief Compliance Officer and the independent registered public accounting firm.
The Board has determined that each of the members of the Audit Committee is “independent” as defined by the rules of the SEC and the NYSE listing standards. The Board has determined that each of the Audit Committee members is an “audit committee financial expert” as defined by the SEC’s rules.

R. Kerry Clark	Susan D. DeVore
Antonio F. Neri	Deanna D. Strable

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Corporate Governance

Meetings in 2022: 4 Members:		Compensation and Talent Committee

Principal Responsibilities:
Ramiro G. Peru (Chair)
•The Compensation and Talent Committee assists the Board in discharging its responsibilities relating to compensation and benefits provided to our executive officers (which are determined by the Compensation and Talent Committee in its sole discretion), including overseeing an assessment of the risks related to our compensation policies and practices. See “Corporate Governance — The Board’s Role and Responsibilities — Board Role in Risk Oversight — Assessment of Compensation-Related Risks.”
•The Compensation and Talent Committee sets the compensation level of our CEO and other executive officers based on an evaluation of the executive’s performance in light of our goals and objectives.
•The Compensation and Talent Committee may take into consideration when setting the compensation levels of the executive officers (other than the CEO) any recommendations of the CEO with respect to the other executive officers.
•In addition, the Compensation and Talent Committee has engaged Willis Towers Watson US LLC (“WTW”), an outside compensation consultant, to assist in the evaluation of CEO and executive officer compensation, as authorized under its charter. Reporting directly to the Compensation and Talent Committee, WTW participates regularly in Compensation and Talent Committee meetings, reviews the Company's executive compensation strategy and programs to ensure appropriateness and market-competitiveness and advises on compensation trends and best practices. The Compensation and Talent Committee assessed the independence of WTW pursuant to, and based on the factors set forth in, the SEC’s and NYSE’s rules and concluded that no conflict of interest exists that would prevent WTW from independently advising the Compensation and Talent Committee.
•The Compensation and Talent Committee reviews and discusses talent acquisition and talent retention, and also monitors our programs and practices related to workforce diversity and inclusion.
Compensation Committee Interlocks and Insider Participation:
All members of the Compensation and Talent Committee are “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “independent” within the meaning of the NYSE listing standards. None of the Compensation and Talent Committee members is or has been an officer or employee of the Company or, during 2022, was involved in a related person transaction requiring disclosure under Item 404 of Regulation S-K. During 2022, none of our executive officers served as a member of the board of directors or compensation committee of any other company that had an executive officer serving on our Board or our Compensation and Talent Committee.

Robert L. Dixon, Jr.	Bahija Jallal
Ryan M. Schneider	Elizabeth E. Tallett

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Corporate Governance

Meetings in 2022: 4 Members:		Governance Committee

Principal Responsibilities:
Bahija Jallal (Chair)
•The Governance Committee assists the Board in discharging its responsibilities relating to Board composition and evaluations, non-employee director compensation and corporate governance by identifying and recommending individuals for nomination as members of the Board, recommending to the Board the overall non-employee director compensation policy and developing and recommending to the Board a set of corporate governance guidelines.
•The Governance Committee also is responsible for reviewing, at least annually, our political strategy, contributions and activities, including our Political Contributions & Related Activity Report, and overseeing compliance with our policies and procedures regarding political contributions and activities.
•In addition, the Governance Committee monitors our corporate social responsibility and environmental sustainability initiatives (including climate-related matters) as set forth in our annual Impact Report, which is prepared in accordance with the SASB and TCFD frameworks.
•The Governance Committee has directly engaged Compensation Advisory Partners LLC (“CAP”), an outside compensation consultant, to assist in the evaluation of director compensation, as authorized under its charter. CAP reports directly to the Governance Committee. During 2022, CAP advised the Governance Committee with respect to director compensation trends and leading practices, plan design and the reasonableness of director compensation. CAP does not provide any other services to the Company. The Governance Committee assessed the independence of CAP pursuant to, and based on the factors set forth in, the SEC’s and NYSE’s rules and concluded that no conflict of interest exists that would prevent CAP from independently advising the Governance Committee.
The Board has determined that each of the members of the Governance Committee is “independent” as defined by the NYSE listing standards.

Antonio F. Neri	Ryan M. Schneider
Deanna D. Strable	Elizabeth E. Tallett

Meetings in 2022: 6 Members:		Finance Committee

Principal Responsibilities:
R. Kerry Clark (Chair)
•The Finance Committee assists the Board in fulfilling its responsibilities related to our capital structure, financial policies, financing strategies and financial condition.
•The Finance Committee is responsible for approving our annual capital plan and reviewing the issuance and retirement of debt and other securities and our credit facilities, as well as reviewing investment and financial risk management strategies.
•The Finance Committee provides guidance to the Board on significant policies and matters of financial corporate governance, including our use of capital, dividend policy, share repurchase program and credit ratings.
•The Finance Committee reviews our external insurance risk management program and insurance coverage.
•The Finance Committee also reviews proposed material mergers, acquisitions and divestitures, approving certain of these transactions subject to Board delegation, and reviews the performance of completed material mergers, acquisitions and divestitures.
The Board has determined that each of the members of the Finance Committee is “independent” as defined by the NYSE listing standards.

Susan D. DeVore	Robert L. Dixon, Jr.
Lewis Hay, III	Ramiro G. Peru

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Corporate Governance
Board Practices, Processes and Policies
Corporate Governance Policies and Practices
Our corporate governance policies reflect our goal of adopting leading governance practices to promote a high level of performance from the Board and management. We believe our corporate governance practices promote the long-term interests of our shareholders and strengthen Board and management accountability.
Among the practices we adhere to are the following:

Board Independence	•Independent Chair of the Board •Ten out of eleven directors are independent •Only independent directors serve on the Audit, Compensation and Talent, Governance and Finance Committees
Board Diversity
•Five out of eleven directors are female
•Four out of eleven directors are racially or ethnically diverse
•Balanced director tenure, with the average tenure being approximately 7.2 years
•Board composition is also diverse in age, geographic location, skills and experiences

Shareholder Rights
•Proxy access for shareholder-nominated director nominees
•Majority voting for uncontested director elections, with directors who fail to receive a majority vote required to tender their resignation for consideration by the Board
•No supermajority voting requirements in our Articles of Incorporation
•Opted out of the Indiana Control Share Acquisition Statute
•Shareholders have the right to call a special meeting of shareholders
•Shareholders can amend our Bylaws, except for those provisions required by our licenses with the BCBSA
•Long-standing practice of shareholder engagement on governance, compensation and sustainability issues

Other Leading Governance Practices
•Annual Board, committee and individual director performance evaluations, including evaluations led by an external party
•Board oversees director refreshment and succession planning and executive officer succession planning, addressing both emergency and long-term succession
•Director nominees are not eligible for election if 73 years of age or older as of the March 1st immediately prior to the Annual Meeting of Shareholders at which his or her nomination will be submitted for shareholder approval; no exemptions or waivers are permitted to this eligibility requirement
•Directors may not serve on more than three other public company boards; any director who is a CEO of a public company (including our CEO) may not serve on more than one other public company board
•Rotation of lead partner of our independent registered public accounting firm at least every five years
•The Board and its committees have the authority to engage consultants and advisors at our expense
•Executive sessions of independent directors are generally held at each regularly scheduled Board meeting
•Strong compensation governance practices as discussed in the Compensation Discussion & Analysis
•Board and committee oversight of risk, including risks relating to financial reporting, compensation practices and cybersecurity
•The Board encourages directors to participate in continuing education programs and reimburses directors for the expense of such participation
•Several avenues for shareholders to communicate with the Board and management, including periodic investor days, earnings release conference calls and a dedicated email address for the Board

Due to our existing contractual obligations with the BCBSA, we are required to maintain a classified board structure. Our Articles of Incorporation provide that we will declassify the Board if the BCBSA requirement for a classified board is no longer applicable to us.

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Corporate Governance
Current versions of the following documents are available on our website at https://ir.elevancehealth.com/corporate-governance/governance-documents/.

Governance Documents at ir.elevancehealth.com
•Articles of Incorporation
•Bylaws
•Corporate Governance Guidelines
•Standards of Independence
•Code of Conduct
•Insider Trading Policy
•Board Committee Charters
•Political Contributions & Related Activity Report

We will continue to assess and refine our corporate governance practices and share them with you.
Director Evaluation Process
Board, committee and individual director evaluations play a critical role in ensuring the effective functioning of our Board. Each year our Board conducts a rigorous evaluation process, including an evaluation of the full Board, committee evaluations, director self-evaluations and peer evaluations. The evaluation process is multi-faceted and can be summarized as follows:

Solicitation
Board, committee and individual director performance evaluations:
•Board evaluation is facilitated by the Chair of the Governance Committee and an external party
•Individual director assessments are facilitated by an external party
•Committee evaluations are conducted for each of the committees upon which directors serve

Evaluation and Assessment
Directors provide feedback regarding the Board, committees and peers:
•Evaluation of Board membership
•Exploration of Board member behaviors as compared to those of effective boards
•Assessment of meetings, materials and Board deliberations
•Examinations of key functions, including those that maximize shareholder value

Board Review
•Summary of Board and committee evaluations, in addition to individual director feedback, provided to the Board
•Chairs of each of the committees lead a discussion of committee evaluation results
•External party communicates the results of the individual director assessments to the Board, as well as the individual directors

Incorporation of Feedback	•Follow-up items are addressed at subsequent Board or committee meetings •As appropriate, Board and committee action plans are prepared to address any issues
Director Orientation and Continuing Education
All new directors on our Board receive an orientation to the Company and training that is individually tailored, taking into account the director’s experience, background, education and committee assignments. Our new director orientation program is led by members of senior management, in consultation with the Chair of our Board, and covers a review of our business segments, strategic plans, financial statements and policies, risk management framework, regulatory matters, our internal and external auditors, corporate governance and key policies and practices (including our Code of Conduct), as well as the roles and responsibilities of our directors.
Continuing education occurs at Board and committee meetings, with specific topics of interest covered by management or outside experts. Information on director education programs that might be of interest on developments in our industry, corporate governance, regulatory requirements, the economic environment, and other matters relevant to their duties as a director of our Company are made available to directors. The Board encourages directors to participate in continuing education programs and reimburses directors for the expense of such participation.

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Corporate Governance
Review and Approval of Transactions with Related Persons
Policy
The Board has adopted a written policy and procedures for the review, approval and monitoring of transactions involving us and “related persons” (directors and executive officers, shareholders owning five percent or greater of our outstanding common stock or their immediate family members). The policy covers any transaction in which we are a participant that involves amounts exceeding $120,000 in any calendar year and in which a related person has or will have a direct or indirect interest (other than solely as a result of being a director or a less than ten percent beneficial owner of another entity), and provides that the Governance Committee shall prohibit any such transaction if it determines it to be inconsistent with the interests of the Company and our shareholders.
Related person transactions must be approved or ratified by the Governance Committee of the Board. In considering the transaction, the Governance Committee will take into account, among other factors it deems appropriate, whether the terms of the transaction are no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The policy includes several categories of standing pre-approved transactions, including, but not limited to, transactions involving competitive bids, certain banking-related services, certain transactions involving amounts not in excess of the greater of $1 million or 2% of the other company’s total annual gross revenues and ordinary course transactions under $500,000. The Governance Committee periodically reviews and assesses ongoing transactions to confirm that the transactions comply with the Governance Committee’s guidelines and remain appropriate.
Current Transactions
In the ordinary course of business, we may, from time to time, engage in transactions with other companies whose officers or directors are also our directors or are immediate family members of our directors. Transactions with such companies are conducted on an arm’s length basis, and in 2022, all of these transactions came within the pre-approval procedures of the Governance Committee consistent with the above policy or the Governance Committee determined that the director did not have a material direct or indirect interest in the transaction.
Compensation of Non-Employee Directors
Process
The compensation of our non-employee directors is paid in the form of annual retainers for Board members and committee chairs and annual stock awards. An annual retainer is also paid when the Chair of the Board is not an employee or there is a Lead Director. In addition, pro-rata stock awards are granted to non-employee directors who join the Board mid-year. A pro-rata stock award was granted to Ms. Strable upon joining the Board, as indicated in footnote 2 to the Directors' Compensation Table below. Our 2022 compensation for non-employee directors was as follows:

Compensation Element	2022
Annual Retainer – Cash Portion	$125,000
Annual Retainer – Company Stock Portion	$210,000
Annual Committee Chair Retainers
•Audit Committee	$30,000
•Compensation and Talent, Governance and Finance Committees	$20,000
Annual Retainer for Non-Executive Chair of the Board, if any	$240,000
Annual Retainer for Lead Director, if any	$35,000
In addition, we will pay the cost of an annual physical for each of our non-employee directors.
Ms. Boudreaux, as an employee director, does not receive any compensation for her service as a director. Ms. Boudreaux’s 2022 compensation is shown in the Summary Compensation Table.

36

Corporate Governance
Directors’ Compensation Table
The compensation actually paid to our non-employee directors for service during 2022 was as follows:

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
R. Kerry Clark	$145,388		$209,612	$10,000	$365,000
Susan D. DeVore	$125,388		$209,612	$10,000	$345,000
Robert L. Dixon, Jr.	$125,388		$209,612	$17,672	$352,672
Lewis Hay, III	$155,388		$209,612	$6,500	$371,500
Bahija Jallal	$145,388	(4)	$209,612	$10,000	$365,000
Antonio F. Neri	$125,388		$209,612	$5,388	$340,388
Ramiro G. Peru	$145,388		$209,612	$17,672	$372,672
Ryan M. Schneider	$125,388		$209,612	$—	$335,000
Deanna D. Strable	$409		$108,906	$10,000	$119,315
Elizabeth E. Tallett	$365,388	(4)	$209,612	$10,000	$585,000
(1)In addition to annual Board and committee retainer fees, amounts include $388.40 paid in cash to each non-employee director then serving or elected at the 2022 Annual Meeting, which represents cash payments in lieu of issuing fractional shares in connection with the annual grant of phantom shares of our common stock received on the date of our Annual Meeting. The amount in this column for Ms. Strable includes $409.07 paid to her in cash in lieu of issuing a fractional share in connection with her pro-rata annual stock grant upon joining the Board.
(2)The amounts in this column reflect the grant date fair value of stock awards issued to each non-employee director during the year ended December 31, 2022, in accordance with Accounting Standards Codification Topic 718, “Compensation — Stock Compensation”. Each non-employee director then in office received 440 deferred shares of our common stock for the annual retainer grant of shares of our common stock on the date of our Annual Meeting (May 18, 2022), and Ms. Strable received 200 deferred shares of our common stock as her pro-rata annual stock grant received upon joining the Board. The deferred shares will be converted into common stock upon the lapse of the deferral period. See also “— Board Equity Compensation and Stock Ownership Guidelines.” The grant date fair value for the 2022 stock awards is calculated by multiplying the closing price of our common stock on the NYSE on the date of grant by the number of shares in the stock award. As of December 31, 2022, each non-employee director had the following number of deferred shares under our Board of Directors’ Deferred Compensation Plan (“Board Deferred Compensation Plan”) for all years of service as a director:

Director	Deferred Shares (as of 12/31/22)
R. Kerry Clark	8,194
Susan D. DeVore	856
Robert L. Dixon, Jr.	3,138
Lewis Hay, III	10,061
Bahija Jallal	3,342
Antonio F. Neri	3,138
Ramiro G. Peru	3,138
Ryan M. Schneider	2,154
Deanna D. Strable	200
Elizabeth E. Tallett	9,446
No non-employee directors currently have any stock options outstanding. The deferred shares for each director are included in the “Security Ownership of Certain Beneficial Owners and Management — Stock Held by Directors, Nominees and Executive Officers” table on page 83.
(3)Includes: (i) matching charitable contributions made by our Foundation on behalf of Messrs. Clark and Hay and Mses. DeVore, Jallal, Strable and Tallett (see “— Matching Gift Program”); (ii) dividend equivalents paid on directors’ deferred shares that vested in 2022 of $17,672 each to Messrs. Dixon and Peru and $5,388 to Mr. Neri. This column does not include perquisites received by a director to the extent the amount of all such perquisites received by such director was less than $10,000.
(4)All of Ms. Jallal’s and 25% of Ms. Tallett’s 2022 cash compensation was deferred by each pursuant to the Board Deferred Compensation Plan, other than amounts paid in cash in lieu of a fractional share.

2023 Proxy Statement	37

Corporate Governance
Elevance Health Board of Directors’ Deferred Compensation Plan
Cash fees paid to directors may be deferred under the Board Deferred Compensation Plan, which provides a method of deferring payment until a date selected by the director. Deferred cash fees accrue interest at a declared interest rate, which is determined on January 1 of each year and is the average of the 10-year U.S. Treasury Note monthly average rates for the 12-month period ending on September 30 of the previous year, plus 150 basis points, but not to exceed 120% of the applicable federal long-term rate, with compounding. Fees paid to non-employee directors in our common stock may also be deferred under the Board Deferred Compensation Plan for a period longer than the minimum deferral period discussed below, with the cash dividends accruing during the deferral period and paid in cash at the end of the deferral period. Fees paid in stock and deferred under the Board Deferred Compensation Plan are distributed in stock pursuant to their election under the plan.
Matching Gift Program
Directors are eligible to participate in our Foundation matching gift program. Under this program, our Foundation matches 100% of charitable donations to qualified entities up to a maximum of $10,000 per year for each director.
Board Equity Compensation and Stock Ownership Guidelines
For 2022, each non-employee director then in office received, subject to the deferral described below, an annual grant, on the date of our Annual Meeting of Shareholders, of the number of shares of our common stock equal to $210,000, with the amount of any fractional share paid in cash. In 2022, each such non-employee director received 440 deferred shares based on the market price of $476.39 per share pursuant to this grant. In connection with her appointment as director, Ms. Strable received a pro-rata grant of 200 deferred shares based on the market price of $544.53 on the date of grant. Each grant of common stock is deferred for a minimum of five years from the date of grant (or in the case of grants made after the Annual Meeting of Shareholders, five years from the date of the Annual Meeting of Shareholders that immediately precedes the date of grant). The shares of common stock, along with the cash dividends accrued thereon, will not be distributed until the earlier of the expiration of such deferral period or the date on which a director ceases to be a member of the Board.
In addition, each non-employee director has an obligation to own at least $625,000 of our common stock by no later than the fifth anniversary of the date such director became a member of the Board. For the purpose of this requirement, all shares directly owned and deferred shares are included in the calculation. Each of our non-employee directors owned sufficient shares to either meet, or be on track to meet, his or her ownership requirement as required under the guidelines, based on the average closing price of $484.56 during 2022.

38

Executive Compensation

PROPOSAL 2 Advisory Vote to Approve the Compensation of Our Named Executive Officers

We are asking our shareholders to indicate their support for our NEOs’ compensation as described in this Proxy Statement and in compliance with Section 14A of the Exchange Act.
Our executive compensation program is designed to attract, engage, motivate and retain a talented team of executive officers and to appropriately reward those executive officers for their contributions to our business, our consumers and our shareholders. Our Total Rewards program emphasizes performance-based compensation, and the majority of our CEO’s and other NEOs’ compensation is variable based on overall long-term Company performance. Our Total Rewards program contains financial and strategic goals, and the value of equity-based awards will depend on our long-term stock price performance. In considering your vote, we invite you to read the “Compensation Discussion & Analysis,” along with the tables and narrative discussion, beginning on page 40 for additional details about our executive compensation program, including information about the fiscal year 2022 compensation of our NEOs.
This proposal gives our shareholders the opportunity to express their views on our NEOs’ compensation (“Say-on-Pay”). The Say-on-Pay vote is not intended to approve any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we recommend that our shareholders vote “for” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion & Analysis, the compensation tables and the other related disclosures.”
The Say-on-Pay vote is advisory, and therefore not binding on the Company, our Compensation and Talent Committee or our Board. Our Board and our Compensation and Talent Committee value the opinions of our shareholders, and to the extent there is any significant vote against the NEOs’ compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and our Compensation and Talent Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors unanimously recommends a vote FOR Proposal 2, the advisory vote to approve the compensation of our Named Executive Officers.

2023 Proxy Statement	39

Executive Compensation
Compensation Discussion & Analysis
This Compensation Discussion & Analysis (“CD&A”) describes our executive compensation program, our pay-for-performance compensation philosophy, the emphasis on creating long-term shareholder value and the methodology and governance process the Compensation and Talent Committee (the “Committee”) used to align compensation-related actions to Company performance in 2022. Also included are highlights of changes we have made to select programs in 2023 that are consistent with our philosophy and executive compensation objectives.
The CD&A focuses on our CEO, our CFO and the three other most highly compensated executive officers for 2022 (our “NEOs”), who are:

Gail K. Boudreaux President and Chief Executive Officer (CEO)	John E. Gallina Executive Vice President and Chief Financial Officer (CFO)	Peter D. Haytaian Executive Vice President and President of Carelon and CarelonRx	Gloria M. McCarthy Executive Vice President and Chief Administrative Officer	Felicia F. Norwood Executive Vice President and President of Government Business Division

Executive Summary
Executive Compensation Philosophy and Program Objectives
The Committee oversees the compensation program for our executive officers, including our NEOs, and determines their compensation. Our executive compensation program, which we refer to as Total Rewards, is designed to:
•Attract, engage, motivate, retain and appropriately reward executives for their contributions to our business, our consumers, our associates and our shareholders
•Closely align executive interests and rewards with the interests of our shareholders
•Demonstrate the commitment of our Company and our Board to integrate the interests of our stakeholders (consumers, shareholders, providers and associates) with our practices and executive rewards
•Drive the achievement of the Company’s purpose, mission, values and strategy
•Deliver compensation that is commensurate with Company and individual performance within the context of the external market

Our Total Rewards program is intended to be generally consistent in design and in aggregate size with market and good corporate governance practices	We consider both external competitiveness and internal equity in the operation and administration of our program	These objectives are extended beyond the executive ranks to include all associates and are intended to promote the Company’s culture, as well as enhance teamwork and equitable treatment

40

Executive Compensation
A foundation of our strategy is to deliver on our commitments to those we serve as a lifetime, trusted health partner. It is important that pay for our most senior leaders reflects their performance in delivering on those commitments.
To further these objectives, our Total Rewards program emphasizes the long-term performance of the Company by focusing on our purpose, our mission, our strategy and our values:

Purpose Improving the Health of Humanity

Mission Improving Lives and Communities. Simplifying Healthcare. Expecting More.

Strategy Framework

Our strategy is to become a lifetime, trusted health partner through the following four core focus areas:

Whole Health	Exceptional Experiences	Care Provider Enablement	Digital Platform

Partner to address physical, behavioral, social and pharmacy needs to improve health, affordability, quality, equity and access for individuals and communities.	Put the people we serve at the center of all that we do, to exceed expectations, and optimize health outcomes.	Be the easiest payer to work with by supporting care provider partners with data, insights, and tools they need to deliver exceptional care for our consumers.	Use digital technologies to improve efficiency and experiences, convert data into insights, and create a platform that connects stakeholders from across the health ecosystem.

Maximize the Power of Partnerships

Innovation that Fuels Growth and Health Equity

High-Performance Culture

Values

Leadership Redefine what is possible	Community Committed, connected, invested	Integrity Do the right thing, with a spirit of excellence	Agility Deliver today — transform tomorrow	Diversity Open our hearts and minds

2023 Proxy Statement	41

Executive Compensation
2022 Performance Highlights

Earnings Per Share	Total Operating Revenue ($ in millions)	Membership (in millions)

TOTAL SHAREHOLDER RETURN (Annual Growth Rate)
	1 Year	3 Years	5 Years
Elevance Health	11.8%	20.7%	19.3%
Peers(3)	11.3%	15.0%	13.3%
S&P 500	-18.1%	7.6%	9.4%

•Operating revenue increased by 14% to approximately $156 billion in 2022, as compared to approximately $137 billion in 2021, which resulted in income before tax expense of $7.8 billion.
•Membership increased to approximately 47.5 million members as of year end 2022, up 2.2 million, or nearly 5% year-over-year, with organic growth comprising more than 85% of the overall increase.
•Operating gain increased by 13% to approximately $8.5 billion for 2022, as compared to approximately $7.5 billion for 2021.(1)
•We are above our peer(3) group average in 1-year, 3-year and 5-year total shareholder return.
•Our closing stock price increased by approximately 10.7% from $463.54 on December 31, 2021 to $512.97 on December 30, 2022. In addition, we paid cash dividends totaling $5.12 per share in 2022.
•We became the first national managed care organization to earn the full three-year health equity accreditation from the NCQA for 22 of our Medicaid plans, covering more than 8 million Medicaid members.
•We were named to the 2022 Dow Jones Sustainability North America and World Indices for the fifth consecutive year and were included on the JUST 100 list for a fifth consecutive year, ranking first in among healthcare providers in the Shareholders & Governance and Environment categories.
•We achieved carbon neutral operations in 2022, via our 100% renewable energy strategy. In addition, we were an initial signatory to the HHS Health Sector Climate Pledge, committing to net zero GHG emissions by 2050.

(1)Please refer to the GAAP reconciliation table in Annex A for information on adjusted EPS and operating gain.
(2)Compound annual growth rate.
(3)Peers include: Centene, Cigna, CVS, Humana and United.

42

Executive Compensation
Compensation Governance Practices
The Committee maintains what it believes are leading practices for executive compensation, each of which reinforces the Company’s compensation philosophy and objectives. Below is a summary of these practices:

What We Do
    Rigorous establishment and oversight of incentive measures, goals and pay/performance relationship
    Align executive compensation with shareholder returns through a mix of variable and fixed compensation that is heavily weighted toward variable, long-term performance-based compensation, with caps on AIP and PSU payouts
    Significant director and executive stock ownership requirements and holding restrictions
    Clawback policy for executive officers’ incentive compensation, including for reputational harm
    Double-trigger change-in-control provisions
    No dividends paid on stock units until they vest
    Limited executive perquisites

What We Do Not Do
    No backdating, re-pricing, discounting, reloading or replacing of stock options or stock appreciation rights without shareholder approval
    No change-in-control excise tax gross-ups
    No short sales, hedging or pledging of our stock is permitted by any director or associate, including our executive officers
    No compensation plans which encourage excessive risk-taking

Shareholder Engagement and Recent Say-on-Pay Results
We have a longstanding practice of engaging with our shareholders on executive compensation matters. During 2022, our management engaged with our largest shareholders, representing a majority of our outstanding shares of common stock, and offered to discuss a broad range of topics, including executive compensation. The Committee considers comments and input provided by shareholders when determining the compensation of our NEOs.

At the 2022 Annual Meeting of Shareholders, approximately 92% of votes cast were voted in favor of the proposal on the advisory vote on the compensation of our NEOs, commonly referred to as the “Say-on-Pay” vote.

When determining how often to hold Say-on-Pay votes, the Board historically took into account the strong preference for an annual vote expressed by our shareholders at our 2017 Annual Meeting. At the Annual Meeting, shareholders will be asked to vote on their preferred voting frequency for future Say-on-Pay votes by choosing every one year, every two years or every three years. See “Proposal 3 — Advisory Vote on the Frequency of the Say-on-Pay Vote.” The Board will determine the frequency of our future Say-on-Pay votes after taking into consideration the results of the vote on Proposal 3.
In addition, the Committee annually reviews reports from our independent compensation consultant regarding:
•market trends relating to the design of our Total Rewards program;
•outcomes from the recent Say-on-Pay voting results and proxy advisor policy changes; and
•other market factors impacting executive compensation.
In response to this annual review, and continuing our commitment to strong compensation governance practices and performance-based compensation programs, the Committee approved the following changes to our Total Rewards program.
Key Changes to Our 2022 Compensation Programs
Annual Incentive Plan
•Combined three strategic performance measures — Provider Collaboration, Consumer Effort and Health of Humanity — to create a single, expanded performance measure titled “Improving the Health of Humanity,” which continues to focus on improving the health of both internal (associate) and external (member and community) constituencies. This ESG measure is in addition to our existing Star Ratings ESG measure.
See page 50
Compensation Comparator Groups
•Changed the criteria for the General Industry Group to be all publicly held companies in the Fortune 50, excluding Elevance Health. By using a revenue-based index of companies as our General Industry Group, we remove the subjectivity in the peer group selection process and maintain better consistency in the companies that make up our general industry comparator peer group. The Committee also added CVS to the direct industry comparator group for 2022 because of its acquisition of Aetna Inc. and its pharmacy benefit management business.
See page 45

2023 Proxy Statement	43

Executive Compensation
Compensation Decision-Making Process

Compensation Decision-Making Process and Key Considerations

A Unified Approach to Bring Together Both External and Internal Resources to Make Well-Informed Compensation Decisions

The Role of the Committee	Shareholder Outreach and Say-on-Pay Votes	The Role of the Independent Compensation Consultant	Market Assessment and Peer Practices	Internal Comparisons and the Use of Tally Sheets	The Role of Management

The Role of the Committee
The Committee reviews and approves all elements of Total Rewards for our executive officers, including the NEOs, including base salary levels and merit increases, annual short-term and equity-based long-term incentive plan design, performance measures and payouts, executive perquisites, stock ownership guidelines and other compensation-related governance policies. With respect to the CEO’s compensation, the Committee and the independent members of the Board evaluate the CEO’s performance against pre-established enterprise goals and her own personal goals, including leadership qualities. The Committee then determines the CEO’s pay. Compensation decisions for all NEOs are made as part of a unified process so that all components of pay are reviewed in concert with each other. This is intended to ensure that the Total Rewards package for the NEOs fits with our compensation philosophy and Company values and aligns with the interests of our shareholders.
Shareholder Outreach and Say-on-Pay Votes
As previously discussed on page 43, we regularly engage with our shareholders to discuss a broad range of topics, including executive compensation. Additionally, the Committee reviews the results of our annual Say-on-Pay vote. These dialogues and Say-on-Pay votes provide valuable insight into understanding the interests and viewpoints of our shareholders, which are key considerations in the design and governance of our pay programs.
The Role of the Independent Compensation Consultant
The Committee has retained WTW since June 2021 as its independent compensation consultant to advise the Committee. At the Committee’s direction, WTW:
•Attends all regularly scheduled Committee meetings, including, when invited, executive sessions;
•Reviews the Company’s executive compensation strategy and programs to ensure appropriateness and market-competitiveness;
•Provides research, data analyses, survey information and design expertise in developing compensation programs for executives;
•Regularly updates the Committee on market trends, changing practices and legislation pertaining to executive compensation and benefits; and
•Advises the Committee on the appropriate comparator group for compensation and benefits.

44

Executive Compensation
Fees paid to WTW for executive compensation consulting services in 2022 totaled $167,671. In addition, our management purchased compensation surveys from WTW that management used to evaluate executive and non-executive jobs for a total purchase price of $24,168 in 2022. Also, our management has retained WTW and its subsidiaries to provide non-executive compensation consulting services consisting of insurance brokering and marketing services for many years, and in 2022 we paid WTW and/or its subsidiaries non-executive compensation consulting fees and commissions totaling $120,644,705. These fees were related to the growth in sales of our insurance products through brokers, which were earned when customers of WTW and/or its subsidiaries chose our insurance products. The representatives of WTW who provide executive compensation consulting services to the Committee have no involvement in the planning or delivery to the Company of any of the services unrelated to executive compensation and their work is covered under WTW's Conflicts of Interest Policy. As reported by WTW to the Committee, the total payments from the Company to WTW and/or its subsidiaries in 2022 represented less than 2% of WTW’s parent company’s annual revenue. Prior to engaging WTW, the Committee assessed, and on an annual basis thereafter, the Committee has reviewed, WTW’s independence pursuant to applicable SEC and NYSE rules and concluded that no conflict of interest exists with respect to the work WTW performs for the Committee.
Market Assessment and Peer Practices
The Committee has designed our executive compensation program to target total compensation (salary plus target AIP award plus long-term equity grant fair value on the date of grant) at the median for comparable positions in our comparator groups, and it believes that total compensation for our NEOs is generally aligned with our comparator groups.
In setting compensation for the NEOs, the Committee reviews executive compensation levels and prevailing practices within two distinct comparator groups. Each year, the Committee, with the assistance of WTW, reviews the composition of the two comparator groups and determines which companies should be in the comparator groups. The first group includes our direct industry peers. The Committee added CVS to the direct industry comparator group for 2022 because of CVS’ acquisition of Aetna and its pharmacy benefit management business. Because there are a limited number of direct industry peers, the Committee also uses a second comparator group representing similarly sized companies from various industries. For 2022, the Committee changed the criteria for this second comparator group to include all publicly held companies in the Fortune 50, excluding Elevance Health (the “General Industry Group”). By using a revenue-based index of companies as our General Industry Group, we remove the subjectivity in the peer group selection process and maintain better consistency in the companies that make up such peer group.
For 2022, the Committee approved the following comparator groups:
2022 Compensation Comparator Groups

Direct Industry Group
Ford Motor Company
General Electric Company
General Motors Company
Humana Inc.
Intel Corporation
International Business Machines Co
Johnson & Johnson
JPMorgan Chase & Co.
Lockheed Martin Corporation
Lowe’s Companies, Inc.
Marathon Petroleum Corporation
McKesson Corporation
Meta Platforms, Inc.
MetLife, Inc.
Microsoft Corporation
PepsiCo, Inc.
Phillips 66
Target Corporation
The Home Depot, Inc.
The Kroger Co.
The Procter & Gamble Company
The Walt Disney Company
United Parcel Service, Inc.
UnitedHealth Group Incorporated
Verizon Communications Inc.
Walgreens Boots Alliance, Inc.
Walmart Inc.
Wells Fargo & Company

Centene Corporation Cigna Corporation CVS Health Corporation Humana Inc. UnitedHealth Group Incorporated
General Industry Group

Alphabet Inc.
Amazon.com, Inc.
AmerisourceBergen Corporation
Apple Inc.
AT&T Inc.
Bank of America Corporation
Berkshire Hathaway inc.
Cardinal Health, Inc.
Centene Corporation
Chevron Corporation
Cigna Corporation
Citigroup Inc.
Comcast Corporation
Costco Wholesale Corporation
CVS Health Corporation
Dell Technologies Inc.
Exxon Mobil Corporation
Federal Home Loan Mortgage Corporation
Federal National Mortgage Association
FedEx Corporation

2023 Proxy Statement	45

Executive Compensation
Based on information provided by WTW, the median statistics of the General Industry Group when the Committee approved the revised group in September 2021 were ($ in millions):

Measure	Median of General Industry Group	Elevance Health	Percentile Rank
Revenue for the year ended 12/31/2020	$102,063	$121,868	56%
Net Income for the year ended 12/31/2020	$5,835	$4,572	40%
Earnings Before Interest and Taxes for the year ended 12/31/2020	$8,559	$8,260	48%
Total Assets as of 12/31/2020	$174,894	$86,615	31%
Market Cap as of 9/1/2021	$144,530	$90,061	35%
For 2023 executive compensation planning, the Committee made no changes to the direct industry comparator group or to the criteria for the General Industry Group, which continues to reflect the publicly held Fortune 50, excluding Elevance Health.
Comparisons and the Use of Tally Sheets
When setting compensation for 2022, the Committee reviewed prior year compensation and compensation actions to compare year-over-year pay actions relative to year-over-year performance and internal equity factors (how the compensation of the particular executive relates to another).
As additional context, when making pay decisions in early 2022, the Committee also reviewed comprehensive tally sheets for each NEO, which provided an overview of the last five years of compensation actions, realized equity and outstanding equity holdings (vested and unvested). Although tally sheets provide background information for the Committee, the Committee did not base any specific awards for 2022, or any modifications to our compensation program, on them.
The Role of Management
Our CEO and our other executive officers, including the NEOs, do not set their own compensation nor are they present when the Committee sets their specific individual compensation. The CEO provides input to the Committee regarding the duties and responsibilities of her direct reports and the results of her evaluations of their annual performance. The CEO, in conjunction with the Interim Chief Human Resources Officer, reviews recommendations with the Committee’s independent compensation consultant regarding the compensation of the CEO's executive officer direct reports and then provides these recommendations and rationale to the Committee. Management also recommends to the Committee enterprise-wide financial and non-financial performance goals for use in our annual and long-term incentive plans.

46

Executive Compensation
Elements of Total Rewards
The following chart shows the primary components of our Total Rewards program for our executives, including our NEOs. Additional detail on each of these Total Rewards components can be found under the respective headings in this CD&A.

Primary Components	Strategic Purpose
Base Salary	•Fixed annual compensation designed to attract and retain key talent •Set with reference to scope of responsibility, experience, individual performance and the competitive market Page 48
Annual Incentive Plan
•Performance-based, and therefore variable, cash compensation designed to reward achievement of short-term business objectives
•Measures align to interests of shareholders to optimize profitability and include both financial and non-financial performance measures
•Awards may be adjusted, either up or down, to reflect individual performance

Long-Term Incentive Plan Awards
•PSUs, which are performance-based and are earned over a three-year performance period
•Stock options that provide value with sustained stock price appreciation over the grant term
•Restricted stock units (“RSUs”) that time-vest and provide both retention and stock price appreciation incentives

Broad-Based Benefits
•Participation in the same basic health and welfare benefits as other associates, although more highly paid associates, including NEOs, have a higher associate contribution (i.e., they pay more for their medical benefits than lower paid associates)
•Eligible for the same employer matching contribution rate provided to other associates under our broad-based Elevance Health 401(k) Plan (the “401(k) Plan”)
•Benefits are focused on promoting the health, well-being and financial security of all associates, including the NEOs

Executive Benefits and Perquisites	•Limited perquisites and executive benefits that are market competitive •Designed to attract and retain key talent Page 55
Primary Components of 2022 Target Compensation
The pay mix for our CEO and our other NEOs during 2022 reflects our executive compensation philosophy that emphasizes performance-based compensation over fixed compensation. As reflected in the following charts, the mix of total target compensation granted in 2022 to our NEOs was heavily weighted toward performance-based and other long-term incentive compensation, with long-term incentive awards making up approximately 76% of 2022 total target compensation for our CEO and an average of 68% of 2022 total target compensation for our other NEOs.

CEO	Other NEOs

2023 Proxy Statement	47

Executive Compensation
2022 Compensation Decisions
Base Salary
Base salary levels are set with reference to both comparator group market data and individual performance. Base salaries are reviewed annually by the Committee and may be adjusted as a result of updated comparator group market information and the CEO’s assessment of an executive’s role and performance contributions, including the executive’s demonstration of the Company’s core values.
Based on these considerations, the Committee approved the following 2022 base salary levels, maintaining the salary for Ms. Boudreaux and approving a 2.8% increase, effective March 2022, for the other NEOs to more closely align to the comparator group market data:

Name	2021 Base Salary	2022 Base Salary	% of Increase
Gail K. Boudreaux	$1,600,000	$1,600,000	—%
John E. Gallina	$900,000	$925,000	2.8%
Peter D. Haytaian	$900,000	$925,000	2.8%
Gloria M. McCarthy	$900,000	$925,000	2.8%
Felicia F. Norwood	$900,000	$925,000	2.8%
Annual Incentive Plan
2022 Plan Design, Performance Measures and Setting NEO Target AIP Awards
Our AIP is designed to recognize and reward NEOs for performance and results when the Company meets or exceeds annual performance goals established by the Committee. The 2022 AIP supports our focus on enhancing performance to achieve our goals of directly influencing the affordability of healthcare in America and improving the health of the diverse communities we serve.
•Our NEOs are provided with a shared set of goals designed to promote strong financial performance, as well as our achievement of other strategic measures.
•We continue to include Adjusted Net Income and Operating Revenue as our financial metrics to maintain a focus on our core operating results and top-line growth that is balanced against non-financial measures to ensure appropriate focus on our strategic goals.
•Additionally, how our growth compares to our peers is important. To ensure we focus on this, our AIP includes a modifier for relative performance that is applied based on our Adjusted Net Income growth and Total Revenue growth compared to our direct industry comparator group (collectively with us, our “Peer Modifier Group”).
•We continue to include ESG measures through our Star Ratings performance measure and our Improving the Health of Humanity performance measure, which in 2022 was expanded to include goals with respect to our provider collaboration and consumer effort.
•The Committee believes the AIP performance measures strengthen our focus on financial results and align with our business strategy.
•Finally, while the Company uses defined performance measures and weightings to determine an overall funding level for the Company’s AIP bonus pool, individual AIP awards are not purely formulaic. In determining the amount of the actual AIP award to be paid to each NEO, the Committee considers the CEO’s recommendations for each NEO (excluding the CEO) and the NEO’s individual contribution toward reaching our pre-determined enterprise goals.

48

Executive Compensation
Annual Incentive Award Calculation
The annual incentive award is calculated as follows for all NEOs.

Base Salary (Eligible Earnings)	×	Target Incentive Percent	×	Enterprise Performance Dashboard Results as a % of Target	×	Relative Peer Modifier

+/–

Individual Performance Modifier

In the first quarter of each year, the Committee approves for each NEO an AIP target award expressed as a percentage of base salary paid during the year. In setting the target award percentages for the NEOs, the Committee considers several factors, including comparator group market data, individual performance evaluations and internal equity. No changes were made to target awards percentages in 2022, which remained at 200% of base salary for Ms. Boudreaux, 120% of base salary for Messrs. Gallina and Haytaian and Ms. Norwood and 110% of base salary for Ms. McCarthy.
The total potential payment under the AIP ranges from 30% to 200% of target assuming threshold performance is met. Each performance measure has specific quantifiable objectives aligned to a threshold payout of 30%, a target payout of 100% and a maximum payout of 200%.

2023 Proxy Statement	49

Executive Compensation
Determination of AIP Awards
Enterprise Performance Dashboard

Performance Measure	Weighting	Criteria and Strategic Importance
Adjusted Net Income Our primary profitability metric with focus on Company financial performance
•Adjusted Net Income is used by management to evaluate our core operating results and is reported to our shareholders on a quarterly basis so they can understand and analyze our core operating results and compare them across performance periods
•Adjusted Net Income incorporates certain non-operating revenue and expenses, including net income from investments, interest on debt, and state and federal taxes, while excluding the impact of share count, which the Committee believes provides a more accurate measure of Company earnings against which to measure our growth for incentive purposes
•Target based on 7.3% growth across our business

Operating Revenue Our primary financial growth metric
•Operating Revenue is a key measure used by management to evaluate growth in each of our reporting segments and is reported to our shareholders on a quarterly basis so they can understand and analyze our core operating results and compare them across performance periods
•Successful top-line growth is a key component of our long-term growth plan
•Target based on 11.0% growth across our business

Improving the Health of Humanity ESG measure focused on health and inclusion issues important to fulfilling our purpose to improve the health of humanity
•Addresses how we fulfill our purpose to improve the health of humanity through better health outcomes, and our commitment and accountability to addressing health disparities and diversity, which we believe will drive better business and community results
•This measure consists of the following metrics:
•Consumer Effort: Streamline consumer experience and improve service measured via consumer surveys — Target is a 2.6 percentage point improvement over 2021
•High-Performing Providers: Increase the percentage of members with affinity to a high-performing primary care provider to ensure strong cost and quality performance by providers — Target is a 1.5 percentage point improvement over 2021
•Community Engagement: Improve the percentage of our associates involved in giving time or money to support community health activities — Target is a 2.1 percentage point improvement over 2021
•Black Maternity Outcomes: Improve black maternity outcomes in Indiana as measured through prenatal and postpartum care rates and reduction in preterm births — Target is improvement over 2021 baseline
•The Committee reviews the overall achievement of these metrics in determining qualitatively how we improved the health of our associates, members and community and assigns a final payout based on its assessment of actual quantitative results and the Committee's qualitative assessment of these results, as discussed in footnote 2 to the chart on the following page

Star Ratings ESG measure focused on achieving Medicare goals that most significantly improve clinical outcomes
•Increase the percentage of Medicare members in 4-Star or better plans, which will ensure members have access to improved clinical outcomes and will have a direct impact on Medicare revenue in 2023
•Target is a 9.4 percentage point improvement over 2021

Total	100%

50

Executive Compensation
2022 AIP Results

Performance Measure	Target Performance	Actual 2022 Performance

Adjusted Net Income	$6,879 million	Exceeded Target $7,008 million(1)

Operating Revenue	$152,000 million	Exceeded Target $153,100 million(1)

Improving the Health of Humanity		Exceeded Target(2)

Consumer Effort	2.6 Percentage Point Improvement over 2021	1.4 Percentage Point Decline over 2021

High-Performing Providers	1.5 Percentage Point Improvement over 2021	1.7 Percentage Point Improvement over 2021

Community Engagement	2.1 Percentage Point Improvement over 2021	7.7 Percentage Point Improvement over 2021

Black Maternity Outcomes	Improvement over 2021 Baseline	Improvement in 4 of 6 measures

Star Ratings	9.4 Percentage Point Improvement over 2021	Missed Threshold 5.3 Percentage Point Decline from 2021
(1)The AIP allows for adjustments to our results as reported to our shareholders for items that the Committee believes distort views of management performance and items that, if not adjusted, might misalign management incentives. The Committee reviews each potential adjustment to determine whether to include or exclude. These adjustments include, but are not limited to, the cumulative effect of unplanned changes in accounting principles, extraordinary items and unusual or non-recurring gains or losses, changes in tax laws or rates, and results of, and costs of, significant acquisitions and dispositions. In determining the payout under the AIP for 2022, the Committee approved a $2,522.9 million decrease to our reported Operating Revenue and a $50.8 million net decrease to our reported Adjusted Net Income to reflect the exclusion of 2022 acquisition revenue and other non-material administrative adjustments.
(2)The Improving the Health of Humanity performance measure contains four quantitative metrics. The metrics and their results inform the Committee's qualitative discussion to determine the overall results for this performance measure. Based on the final outcomes of the four quantitative metrics, the Committee determined that overall, we exceeded our goal to improve the health of our associates, members and communities and assessed our performance of this measure as exceeding target. While we missed the target quantitative goal for our Consumer Effort metric, qualitative progress was made in building out a strong consumer experience organization focused on viewing our members' experiences in a holistic way, as well as in identifying methodologies for improving our consumer experience in the future. We exceeded target on all other Improving the Health of Humanity performance metrics.

2023 Proxy Statement	51

Executive Compensation
Relative Peer Modifier
In 2022, we also measured our Adjusted Net Income growth and Total Revenue growth as compared to our Peer Modifier Group. Based on this relative performance, the Committee had the ability to adjust overall AIP funding by multiplying the calculated funding amount by 80% to 120%. The calculation of our relative Adjusted Net Income growth and Total Revenue growth is based on actual results for the first three quarters and analysts’ consensus for the fourth quarter of the year, adjusted for the impact of significant mergers and acquisitions.
We ended the year with a rank of 2nd out of the six companies in the Peer Modifier group for Total Revenue growth and a rank of 3rd out of the same six companies for Adjusted Net Income growth using the reported adjusted baseline of Elevance Health and our peers. Based on our relative performance on both measures, the Committee set the modifier at 112.5%.
Individual Performance Modifier
As discussed earlier, in determining the amount of the actual AIP award to be paid to each NEO, the Committee considers the CEO’s recommendations for each NEO (excluding the CEO) and the NEO’s contribution toward reaching our pre-determined enterprise goals. The Committee may adjust the AIP award paid to a NEO upward or downward based on the above considerations. However, the overall funding pool for the AIP cannot be exceeded.
Based on the Committee’s assessment of each NEO’s contributions toward reaching our enterprise goals, there were no individual adjustments made for 2022.
Final 2022 AIP Payout for NEOs
After setting the total AIP funding pool based on the factors described above and considering each NEO’s contributions toward reaching our enterprise goals as described above, the Committee approved the following 2022 AIP awards as shown in the Summary Compensation Table on page 57:

Name	Target AIP %	Target Award	Final Award	Final Payout as % of Target
Gail K. Boudreaux	200%	$3,200,000	$3,840,000	120.0%
John E. Gallina	120%	$1,103,077	$1,323,692	120.0%
Peter D. Haytaian	120%	$1,103,077	$1,323,692	120.0%
Gloria M. McCarthy	110%	$1,011,154	$1,213,385	120.0%
Felicia F. Norwood	120%	$1,103,077	$1,323,692	120.0%
2023 AIP
For the 2023 AIP, the Committee will maintain the current financial measures and our Star Ratings performance measure, along with the modifier for relative peer performance, and will make the Consumer Effort measure, which is currently part of the Improving the Health of Humanity measure, a standalone measure to continue our focus on operational excellence.
Long-Term Incentive Plan Awards
The Committee makes annual grants of long-term, equity-based incentives to focus executives on the Company’s longer-term financial and strategic objectives and to align the interests of executives with those of our shareholders. These awards are made under the terms and conditions of the Long-Term Incentive Plan. With the assistance of its independent compensation consultant, the Committee establishes the LTIP target opportunity and allocation among the different types of LTIP awards for each NEO based on such factors as competitive practice at companies in our comparator groups, the NEO’s position and scope of responsibility, the importance of retaining the services of the NEO, internal equity and the NEO’s opportunity to drive Company performance and contribute to the long-term success of the Company.

52

Executive Compensation
Our 2022 LTIP awards consist of a combination of PSUs, stock options and RSUs, as described below:

Award Type	Weighting	Key Features and Performance Measures
Performance Stock Units Focus on sustained performance and profitable growth
•Opportunity to earn from 0% to 200% of target PSUs based on achievement of pre-established three-year (2022-2024) cumulative Adjusted Net Income (weighted 60%) and cumulative Operating Revenue (weighted 40%)
•Threshold, target and maximum performance goals are anchored on the Company’s long-term strategic plan and are critically important for driving long-term success by rewarding both top-line and bottom-line growth
•Cash dividend equivalents accrue during the vesting period but are only paid when the underlying PSUs vest and are distributed. Dividend equivalents are cancelled if the underlying units do not vest
•Actual payout level to be determined by the Committee following completion of the 2022-2024 performance period. Any shares earned vest on the third anniversary of the grant date

Stock Options Focus on sustained stock price appreciation
•Provide value only when our stock price increases over the exercise price (closing price of our common stock on the pre-established grant date)
•Have a term of 10 years
•Vest in three equal annual installments, beginning on the first anniversary of the grant date

Restricted Stock Units Focus on stock value and executive retention
•Enable executives to build levels of stock ownership
•Vest in three equal annual installments, beginning on the first anniversary of the grant date
•Cash dividend equivalents accrue during the vesting period but are only paid when the underlying RSUs vest and are distributed. Dividend equivalents are cancelled if the underlying units do not vest

Generally, the Committee grants LTIP awards to associates, including the NEOs, on the first business day of March, which occurs after the release of our final earnings for the prior year. This permits material information regarding the Company’s performance for the prior fiscal year to have been disclosed to the public before equity-based awards are granted and provides a pre-established grant date each year.
The total grant date fair value of LTIP awards granted in 2022 to each NEO is shown in the following table:

Name	2022-2024 PSU Target Award Grant Date Fair Value	Annual Stock Options Grant Date Fair Value	Annual RSU Grant Date Fair Value	Total 2022 LTIP Granted
Gail K. Boudreaux	$7,400,085	$3,699,929	$3,700,043	$14,800,057
John E. Gallina	$2,625,021	$1,312,557	$1,312,511	$5,250,089
Peter D. Haytaian	$2,000,145	$999,871	$1,000,073	$4,000,089
Gloria M. McCarthy	$2,000,145	$999,871	$1,000,073	$4,000,089
Felicia F. Norwood	$2,000,145	$999,871	$1,000,073	$4,000,089

2023 Proxy Statement	53

Executive Compensation
2020-2022 LTIP PSU Awards and Payouts
In February 2023, the Committee approved a payout of 162.2% of target based on the following results of the 2020-2022 performance period:

Performance Measure	Weighting	Threshold (0% Payout)	Target (100% Payout)	Maximum (200% Payout)	Total Payout
2020-2022 Cumulative Adjusted Net Income (in millions)	60%				82.2%
2020-2022 Cumulative Operating Revenue (in billions)	40%				80.0%
	2020-2022 Calculated PSU Payout (% of Target)				162.2%
(1)See the GAAP Reconciliation table in Annex A for information on Adjusted Net Income for the years ended December 31, 2022, 2021 and 2020. The PSU award agreements provide that the Committee, in its discretion, may adjust our results as reported to our shareholders for items that it believes distort views of management performance and items that, if not adjusted, might misalign management incentives. The Committee reviews each potential adjustment to determine whether to include or exclude. These adjustments include, but are not limited to, the cumulative effect of unplanned changes in accounting principles, extraordinary items and unusual or non-recurring gains or losses, changes in tax laws or rates and results of, and costs of, significant future acquisitions and dispositions. The Committee made adjustments for a portion of the voluntary actions taken by the Company in response to the COVID-19 pandemic in 2020 (as discussed in detail in our 2021 Proxy Statement) when calculating the amounts earned under the 2020-2022 PSU awards so that they more appropriately reflected management’s performance for 2020. These adjustments resulted in a $267.3 million increase to our reported Adjusted Net Income for the 2020 year applicable to all of our outstanding PSUs, including the 2020 award. No adjustment was made to our reported Operating Revenue.
2021-2023 LTIP PSU Awards
For 2021, the Committee maintained the same performance measures and weightings of three-year cumulative Adjusted Net Income (60% weighting) and three-year cumulative Operating Revenue (40%) as in 2020. The PSUs granted in 2021 provide a payout opportunity of 0% to 200% of the target number of units granted. Specific threshold, target and maximum goals are not provided at this time due to the risk of competitive harm, but will be disclosed at the completion of the performance period.
2022-2024 LTIP PSU Awards
For 2022, the Committee maintained the same performance measures and weightings of three-year cumulative Adjusted Net Income (60% weighting) and three-year cumulative Operating Revenue (40%) as in 2021. The PSUs granted in 2022 provide a payout opportunity of 0% to 200% of the target number of units granted. The target 2022-2024 cumulative Adjusted Net Income and 2022-2024 cumulative Operating Revenue reflect a long-term growth rate that is consistent with the goals we have previously publicly disclosed to our investors. Specific threshold, target and maximum goals are not provided at this time due to the risk of competitive harm, but will be disclosed at the completion of the performance period.

Performance Measure	Weighting	Threshold	Target	Maximum
2022-2024 Cumulative Adjusted Net Income	60%
2022-2024 Cumulative Operating Revenue	40%
2023 LTIP Grant
For the 2023 LTIP grant, the Committee retained the same performance measures, weightings, payout percentages and equity award mix (50% PSUs, 25% stock options and 25% RSUs) as in 2022.

54

Executive Compensation
Benefits and Perquisites
Broad-Based Benefits
Our executive officers, including our NEOs, generally participate in the broad-based benefit programs under the same terms and conditions as other associates. These benefit offerings include a medical plan with higher associate contributions toward premiums for the NEOs and for other highly compensated associates. Other broad-based associate benefits include a dental and vision plan, disability benefits, wellness benefits, life and accidental death and dismemberment insurance, business travel accident insurance and the 401(k) Plan. Our NEOs are also eligible for a Deferred Compensation Plan for highly compensated associates. A cash balance pension plan is in place but was frozen to most participants effective December 31, 2005. Based on age and length of service, certain associates, including Ms. McCarthy, continued to receive benefit accruals through December 31, 2018. Both Mr. Gallina and Ms. McCarthy have vested benefits in the cash balance pension plan. They are also eligible for a grandfathered retiree healthcare benefit. Like all associates, NEOs are eligible for tax equalization benefits when working outside their home state results in additional non-resident state income taxes owed.
Executive Benefits and Perquisites
Executive benefits and perquisites are a small part of our competitive executive compensation. The Committee believes that these programs enable our executives to focus on our business with minimal disruption. Our NEOs participate in the Executive Salary Continuation Plan, provided at no cost to the executive, which would pay a benefit equal to 100% of base salary for up to 180 days of a covered disability. In connection with a Company-required relocation, NEOs are eligible for relocation assistance benefits under our Executive Relocation Guidelines, which include a tax gross-up for certain benefits under the program. These relocation assistance benefits are similar to the benefits provided to other associates required to relocate. We offer a limited set of perquisites to our NEOs, including comprehensive health examinations and participation in the Directed Executive Compensation Program (“DEC”), which provides a combination of cash (“Cash Credits”) and reimbursement of allowable expenses related to services such as financial planning, estate planning, tax preparation and associated legal fees (“Core Credits”) to allow executives the flexibility to tailor the DEC benefits to meet their needs. Our CEO receives a maximum amount of $54,000 annually and each other NEO receives a maximum amount of $30,000 annually in DEC benefits, allocated 50% in Cash Credits and 50% in Core Credits. In addition, the CEO may use the corporate aircraft for personal trips for up to 50 hours of flight time per calendar year; provided, however that the aggregate incremental cost to the Company of these personal trips shall not exceed $199,000. Perquisite amounts paid in 2022 are shown in footnote 5 to the Summary Compensation Table.
Severance and Change-In-Control Arrangements
All of our executive officers, including our NEOs, are eligible for severance benefits pursuant to the Executive Agreement Plan (“EAP”) as described in footnotes 4 and 5 of the Potential Payments Upon Termination table. We believe that a severance program is necessary to attract and retain the executives we need to achieve our business goals.
To be eligible for these benefits under the EAP, NEOs agree to restrictive covenants that are in force while the NEO is employed and for 24 months after separation from employment, including non-competition and non-solicitation of associates and customers, and ongoing non-disparagement and confidentiality provisions, which protect us from the competitive disadvantage that would result from losing executive talent to competitors. Additionally, in order to receive benefits, executives are generally required to release any prior claims against us.
If a NEO breaches any restrictive covenant or fails to provide the required cooperation, he or she is required to repay any severance benefits previously received, as well as an amount equal to the fair market value of RSUs and PSUs vested, and gain on stock options exercised, within the 24-month period prior to such breach. In addition, no further severance pay or benefits would be provided and all outstanding unexercised stock options and unvested restricted stock would be cancelled and forfeited.
Change-in-control severance benefits are subject to a double-trigger, which means that to receive such benefits there must be both: (1) a qualifying termination of employment and (2) a termination occurring when a change of control is imminent or has occurred. The EAP does not provide for tax gross-up of any regular or excise taxes imposed on severance payments in connection with a change-in-control.

2023 Proxy Statement	55

Executive Compensation

Compensation Policies and Practices
Recoupment Policy
We operate under a clawback/recoupment policy for incentive compensation. This policy, as amended effective March 2019, provides that our executive officers, including our NEOs, must repay any bonus or other incentive-based or equity-based compensation received and any profits realized from the sale of stock generally within applicable periods upon:
•the requirement to restate our financial statements as a result of material noncompliance with a financial reporting requirement due to misconduct;
•the violation of a restrictive covenant (e.g., confidentiality, non-competition, non-solicitation and/or non-disparagement); or
•misconduct, including intentional actions or a gross dereliction of the duty to reasonably monitor, supervise and/or manage the applicable conduct and risks that the Board determines has resulted in significant financial or reputational harm to the Company’s commercial interests and/or its market valuation.
The Board of Directors will determine, on a case-by-case basis, if it is in the best interest of the Company and our shareholders to pursue recoupment in individual cases.
Hedging and Pledging Restrictions and Trading Windows
We have a written policy which prohibits all associates, including our NEOs, and directors from conducting any transactions that would permit such individuals to continue to own our common stock without the full risks and rewards of ownership. Prohibited transactions include short sales, publicly traded options transactions, hedging transactions, including zero cost collars and prepaid forward contracts, and margin accounts and pledges involving our common stock. Designated associates, including all NEOs, and directors are also prohibited from engaging in transactions in our common stock during the quarterly period commencing on the fifteenth day of the last month of each calendar quarter and ending one full business day after the release of quarterly earnings.
Stock Ownership Guidelines and Holding Requirements
We have stock ownership guidelines for all executive officers, including the NEOs, which are a multiple of the executive’s base salary. An executive officer has five years to meet the applicable guideline, and the sale of our common stock is restricted for executives who have not met their ownership requirement. All covered participants must hold 100% of their profit shares (after-tax gain) from stock units vesting until their ownership requirement is met.

Level	Multiple of Salary
Chief Executive Officer	6.0
Executive Vice Presidents	3.0
For purposes of this program, all shares directly owned, shares in the 401(k) Plan and unvested RSUs are included in the calculation. Unexercised stock options and unvested PSUs are not included in the calculation. The Committee reviews the extent to which our executive officers have complied with the guidelines on an annual basis.
Each of our NEOs owned sufficient shares to meet his or her ownership requirement as required under the guidelines, based on our average closing stock price of $484.56 during 2022.
See “Corporate Governance — Board Practices, Processes and Policies — Board Equity Compensation and Stock Ownership Guidelines” on page 38 for a discussion of our directors’ stock ownership requirements.

56

Executive Compensation
Compensation and Talent Committee Report
The Compensation and Talent Committee has reviewed and discussed the Compensation Discussion & Analysis required by Item 402(b) of Regulation S-K with management. Based on the review and discussions with management, the Compensation and Talent Committee has recommended to the Board of Directors that the Compensation Discussion & Analysis be included in this Proxy Statement and in the Company's Annual Report on Form 10-K for the year ended December 31, 2022.
Compensation and Talent Committee

Ramiro G. Peru, Chair	Robert L. Dixon, Jr.	Bahija Jallal	Ryan M. Schneider	Elizabeth E. Tallett
Compensation Tables
Summary Compensation Table
The following table sets forth the compensation paid to or earned by each of our NEOs for the years ended December 31, 2022, December 31, 2021 and December 31, 2020.

Name & Principal Position	Year	Salary	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value & Non-qualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total
Gail K. Boudreaux President and Chief Executive Officer (CEO)	2022	$1,600,000	$11,100,128	$3,699,929	$3,840,000	—	$691,024	$20,931,081
	2021	$1,561,538	$9,900,081	$3,299,986	$4,019,399	—	$567,237	$19,348,241
	2020	$1,400,000	$9,000,196	$2,999,847	$3,270,800	—	$439,109	$17,109,952
John E. Gallina EVP and Chief Financial Officer (CFO)	2022	$919,231	$3,937,532	$1,312,557	$1,323,692	—	$148,825	$7,641,837
	2021	$890,385	$2,812,665	$937,402	$1,375,111	$2,402	$123,315	$6,141,280
	2020	$845,192	$2,437,632	$812,385	$1,183,269	$13,484	$109,773	$5,401,735
Peter D. Haytaian EVP and President, Carelon and CarelonRx	2022	$919,231	$3,000,218	$999,871	$1,323,692	—	$144,717	$6,387,729
	2021	$890,385	$4,125,385	$1,374,662	$1,375,111	—	$123,315	$7,888,858
	2020	$845,192	$2,437,632	$812,385	$1,183,269	—	$108,633	$5,387,111
Gloria M. McCarthy EVP and Chief Administrative Officer	2022	$919,231	$3,000,218	$999,871	$1,213,385	$154,683	$138,988	$6,426,376
	2021	$890,385	$2,625,154	$874,893	$1,260,519	$148,868	$123,315	$5,923,134
	2020	$845,192	$2,437,632	$812,385	$1,183,269	$143,312	$108,871	$5,530,661
Felicia F. Norwood EVP and President, Government Business Division	2022	$919,231	$3,000,218	$999,871	$1,323,692	—	$143,975	$6,386,987
	2021	$880,769	$2,625,154	$874,893	$1,360,260	—	$92,861	$5,833,937
	2020	$785,577	$2,437,632	$812,385	$1,099,808	—	$101,001	$5,236,403

2023 Proxy Statement	57

Executive Compensation
(1)The amounts in this column reflect the grant date fair value of stock awards issued during the respective fiscal years pursuant to our Long-Term Incentive Plan in accordance with ASC 718. The grant date fair value of any performance-based awards was computed based on the level of performance that was deemed probable on the grant date and is equal to target performance.
The amounts in the “Stock Awards” column include the grant date fair values for time-based RSUs and PSUs. The grant date fair value for the PSUs was computed based on the target level of performance being achieved. The table below sets forth the grant date fair value of the RSUs granted in 2022 and the PSUs granted in 2022 at the target level of performance and the maximum level of performance.

Name	Restricted Stock Units Granted	Performance Stock Units
		Target	Maximum
Gail K. Boudreaux	$3,700,043	$7,400,085	$14,800,170
John E. Gallina	$1,312,511	$2,625,021	$5,250,042
Peter D. Haytaian	$1,000,073	$2,000,145	$4,000,290
Gloria M. McCarthy	$1,000,073	$2,000,145	$4,000,290
Felicia F. Norwood	$1,000,073	$2,000,145	$4,000,290
(2)The amounts in the “Option Awards” column reflect the grant date fair value of stock option awards issued during the respective fiscal years pursuant to our Long-Term Incentive Plan in accordance with ASC 718.
The assumptions used in the calculation of the grant date fair value of the stock options are included in Note 15 to our audited consolidated financial statements included in Part II, Item 8 of our Form 10-K.
(3)The amounts in the “Non-Equity Incentive Plan Compensation” column represent cash AIP awards earned during the reported year but paid in the following year. Based on Company performance, the awards earned as a percentage of their respective target awards for 2022 (and paid in 2023) were 120.0% for Mses. Boudreaux, McCarthy and Norwood and Messrs. Gallina and Haytaian.
(4)The amounts in the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” column reflect the increase in the actuarial present value of the NEOs’ benefits under all pension plans established by us between such pension plans’ applicable measurement dates used for financial statement reporting purposes with respect to our audited financial statements. The value of Mr. Gallina's benefits under such pension plans decreased by $3,557 in 2022, so, in accordance with the SEC's rules, no amount is shown in this column for Mr. Gallina for 2022. These amounts were determined using a discount rate and a cash balance crediting rate consistent with those used in our financial statements. We do not provide any above market returns on deferred compensation, so no deferred compensation earnings are included.
(5)The amounts in the “All Other Compensation” column for 2022 include:

Name	Tax Equalization(a)	Corporate Aircraft Usage(b)	DEC Cash Credits(c)	DEC Core Credits(d)	401(k) Plan Match	Deferred Compensation Plan Match	Total All Other Compensation
Gail K. Boudreaux	$212,371	$143,818	$27,000	$27,000	$15,250	$265,585	$691,024
John E. Gallina	$4,108	$—	$15,000	$15,000	$15,250	$99,467	$148,825
Peter D. Haytaian	$—	$—	$15,000	$15,000	$15,250	$99,467	$144,717
Gloria M. McCarthy	$—	$—	$15,000	$15,000	$15,250	$93,738	$138,988
Felicia F. Norwood	$—	$—	$15,000	$15,000	$15,250	$98,725	$143,975
(a)Tax equalization payments reimburse the NEO for the additional non-resident state income taxes owed from working outside his or her home state and offset the increased tax liability as a result of the state income tax reimbursements.
(b)The CEO may use corporate aircraft for personal trips for up to 50 hours of flight time per calendar year; provided, however, that the aggregate incremental cost to the Company of these flights shall not exceed $199,000. In 2022, the aggregate incremental cost to the Company for these flights was $143,818. Infrequently, other NEOs may have family members accompany him or her on business travel on the corporate aircraft at no incremental cost to us. The incremental cost for the use of corporate aircraft is calculated based on the variable operating costs, including cost per flight hour, fuel charges, catering and landing fees, and does not include fixed operating costs such as management and lease fees.
(c)Cash provided to the NEOs under the DEC as described on page 55.
(d)Reimbursement of services such as financial planning, estate planning, tax preparation and associated legal fees under the DEC as described on page 55.

58

Executive Compensation
Grants of Plan-Based Awards
The following table provides information about AIP targets for 2022 and equity awards granted under the Long-Term Incentive Plan. The disclosed dollar and share amounts do not necessarily reflect the actual amounts that will be paid or issued to the NEOs. These amounts will be known only if and when the awards vest or become payable.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Share)(2)	Grant Date Fair Value of Stock and Option Awards(3)
Name	Grant Date		Threshold	Target	Maximum	Threshold	Target	Maximum
Gail K. Boudreaux			$960,000	$3,200,000	$6,400,000
	3/1/2022	(4)				0	16,390	32,780				$7,400,085
	3/1/2022	(5)							8,195			$3,700,043
	3/1/2022	(6)								32,682	$451.50	$3,699,929
John E. Gallina			$330,923	$1,103,077	$2,206,154
	3/1/2022	(4)				0	5,814	11,628				$2,625,021
	3/1/2022	(5)							2,907			$1,312,511
	3/1/2022	(6)								11,594	$451.50	$1,312,557
Peter D. Haytaian			$330,923	$1,103,077	$2,206,154
	3/1/2022	(4)				0	4,430	8,860				$2,000,145
	3/1/2022	(5)							2,215			$1,000,073
	3/1/2022	(6)								8,832	$451.50	$999,871
Gloria M. McCarthy			$303,346	$1,011,154	$2,022,308
	3/1/2022	(4)				0	4,430	8,860				$2,000,145
	3/1/2022	(5)							2,215			$1,000,073
	3/1/2022	(6)								8,832	$451.50	$999,871
Felicia F. Norwood			$330,923	$1,103,077	$2,206,154
	3/1/2022	(4)				0	4,430	8,860				$2,000,145
	3/1/2022	(5)							2,215			$1,000,073
	3/1/2022	(6)								8,832	$451.50	$999,871
(1)These columns show the range of payouts targeted for 2022 performance under the AIP. The cash payouts for 2022 performance were made in March 2023 and are shown in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.” The plan is funded based on the following performance measures, which each have a different weight and an independent threshold, target and maximum performance level: Adjusted Net Income is weighted at 50%, Operating Revenue is weighted at 20% and Improving the Health of Humanity and Star Ratings are each weighted at 15%. Each measure is funded from 30% to 100% for performance between the threshold and target level and up to 200% for maximum performance. The Committee can adjust the overall AIP funding with a potential modifier of 80% to 120% of the calculated award based on our Adjusted Net Income and Total Revenue growth against our Peer Modifier Group. An individual’s maximum total payment is 200% of target.
(2)All options were granted at an exercise price equal to the fair market value based on the closing market value of our common stock on the NYSE on the date of grant.
(3)The grant date fair value of these awards was calculated in accordance with ASC 718. There is no assurance that the value realized by an executive, if any, will be at or near the amounts shown in this column.
(4)Represents the PSUs granted to each NEO under the Long-Term Incentive Plan. The final number of shares received depends on our performance versus our 3-year performance goals, as detailed in the CD&A beginning on page 40. The final number of shares received will be from 0% to 100% of target for performance between the threshold and target level and up to 200% of target for maximum performance. The shares granted to all NEOs on March 1, 2022 vest on March 1, 2025. The Compensation and Talent Committee will determine the payout, based on our performance against the performance goals, after the end of the 2022-2024 performance period.
(5)Represents the number of RSUs granted to each NEO as an annual grant under the Long-Term Incentive Plan. The shares will vest in equal installments on the first three anniversaries of the grant date.
(6)Represents the number of stock options granted to each NEO as an annual grant under the Long-Term Incentive Plan. These stock options will vest in equal installments on the first three anniversaries of the grant date.

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Outstanding Equity Awards at Fiscal Year-End
The following table lists outstanding equity grants for each NEO as of December 31, 2022. The table includes outstanding equity grants from past years, as well as the current year.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($/Share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Gail K. Boudreaux					54,821	$28,121,528	37,579	$19,276,900
	46,554	—	$232.04	3/1/28
	41,820	—	$307.68	3/1/29
	39,206	19,603	$271.27	3/2/30
	14,500	29,001	$311.48	3/1/31
	—	32,682	$451.50	3/1/32
John E. Gallina					15,629	$8,017,208	11,834	$6,070,487
	12,187	—	$307.68	3/1/29
	10,617	5,309	$271.27	3/2/30
	4,119	8,238	$311.48	3/1/31
	—	11,594	$451.50	3/1/32
Peter D. Haytaian					15,582	$7,993,099	12,380	$6,350,569
	19,908	—	$166.97	3/1/27
	14,761	—	$232.04	3/1/28
	12,187	—	$307.68	3/1/29
	10,617	5,309	$271.27	3/2/30
	3,844	7,689	$311.48	3/1/31
	1,595	3,191	$428.76	11/1/31
	—	8,832	$451.50	3/1/32

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	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($/Share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Gloria M. McCarthy					14,804	$7,594,008	10,048	$5,154,323
	2,175	—	$122.90	10/3/26
	15,314	—	$166.97	3/1/27
	4,606	—	$166.49	4/3/27
	14,761	—	$232.04	3/1/28
	12,187	—	$307.68	3/1/29
	10,617	5,309	$271.27	3/2/30
	3,844	7,689	$311.48	3/1/31
	—	8,832	$451.50	3/1/32
Felicia F. Norwood					14,804	$7,594,008	10,048	$5,154,323
	7,516	—	$238.27	7/2/28
	10,313	—	$307.68	3/1/29
	10,617	5,309	$271.27	3/2/30
	3,844	7,689	$311.48	3/1/31
	—	8,832	$451.50	3/1/32
(1)The vesting schedule is shown below based on the expiration dates of the above grants that remain unexercisable:

Option Expiration Date	Vesting Schedule
3/2/30	All shares vested on March 2, 2023
3/1/31	Vests in equal installments on March 1, 2023 and March 1, 2024
11/1/31	Vests in equal installments on November 1, 2023 and November 1, 2024
3/1/32	Vests in equal installments on March 1, 2023, March 1, 2024 and March 1, 2025
(2)The amounts in the “Number of Shares or Units of Stock That Have Not Vested” column represent the number of shares of common stock underlying unvested RSUs granted in 2020, 2021 and 2022 and the number of shares vesting in 2023 for the 2020-2022 PSU performance period at their actual payout amount. As of December 31, 2022, the relevant performance conditions had been satisfied, but the awards were not vested until March 2, 2023.
The amounts in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” column represent the target number of PSUs granted to our NEOs in 2021 and 2022. The final number of shares earned will depend on our performance versus our performance goals over a three-year period, as detailed in the CD&A beginning on page 40.

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These unvested equity grants are detailed by vesting date in the table below.

Name	Vesting Date	Restricted Stock Units	Performance Stock Units Granted in 2020(i)	Performance Stock Units Granted in 2021	Performance Stock Units Granted in 2022
Gail K. Boudreaux	3/1/2023	6,263	—	—	—
	3/2/2023	3,687	35,875	—	—
	3/1/2024	6,264	—	21,189	—
	3/1/2025	2,732	—	—	16,390
John E. Gallina	3/1/2023	1,972	—	—	—
	3/2/2023	999	9,716	—	—
	3/1/2024	1,973	—	6,020	—
	3/1/2025	969	—	—	5,814
Peter D. Haytaian	3/1/2023	1,675	—	—	—
	3/2/2023	999	9,716	—	—
	11/1/2023	389	—	—	—
	3/1/2024	1,675	—	5,618	—
	11/1/2024	389	—	2,332	—
	3/1/2025	739	—	—	4,430
Gloria M. McCarthy	3/1/2023	1,675	—	—	—
	3/2/2023	999	9,716	—	—
	3/1/2024	1,675	—	5,618	—
	3/1/2025	739	—	—	4,430
Felicia F. Norwood	3/1/2023	1,675	—	—	—
	3/2/2023	999	9,716	—	—
	3/1/2024	1,675	—	5,618	—
	3/1/2025	739	—	—	4,430
(i)    This column includes the unvested PSUs granted for the 2020-2022 performance period. The number of PSUs reported in this column reflects the number of shares earned for the 2020-2022 performance period, but the awards did not fully vest until March 2, 2023.
(3)    These amounts are calculated by multiplying $512.97, the closing price of our common stock on December 30, 2022 (the last business day in 2022 on which securities were traded on the NYSE), by the applicable number of shares.

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Option Exercises and Stock Vested
The following table provides information on the stock option exercises by, and shares acquired upon the vesting of PSUs and RSUs held by, our NEOs in 2022. Options exercised or vested PSUs and RSUs may or may not have been sold by a particular NEO, and the inclusion in this table of such information should not be understood to imply the actual receipt of money.

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)(2)
Gail K. Boudreaux	—	—	38,541	$17,852,946
John E. Gallina	—	—	11,133	$5,156,562
Peter D. Haytaian	1,848	$607,861	11,455	$5,339,764
Gloria M. McCarthy	—	—	11,066	$5,126,009
Felicia F. Norwood	—	—	13,592	$6,544,783
(1)The table includes the following shares:
•Shares that vested pursuant to the 2019 annual grant: Ms. Boudreaux — 3,020 RSUs and 28,303 PSUs; Mr. Gallina — 881 RSUs and 8,250 PSUs; Mr. Haytaian — 881 RSUs and 8,250 PSUs; Ms. McCarthy — 881 RSUs and 8,250 PSUs; Ms. Norwood — 745 RSUs and 6,981 PSUs.
•Shares that vested pursuant to the 2020 annual grant: Ms. Boudreaux — 3,687 RSUs; Mr. Gallina — 999 RSUs; Mr. Haytaian — 999 RSUs; Ms. McCarthy — 999 RSUs; Ms. Norwood — 999 RSUs.
•Shares that vested pursuant to the 2021 annual grant: Ms. Boudreaux — 3,531 RSUs; Mr. Gallina — 1,003 RSUs; Mr. Haytaian — 936 RSUs; Ms. McCarthy — 936 RSUs; Ms. Norwood — 936 RSUs.
•Mr. Haytaian had 389 RSUs vest pursuant to a 2021 retention stock grant.
•Ms. Norwood had 3,931 RSUs vest pursuant to a 2019 retention stock grant.
(2)Amounts are calculated by multiplying the number of shares vesting by the market value of our common stock on the vesting date. The amounts also include dividend equivalents, if any, paid upon vesting.

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Pension Benefits
The table below shows the present value of accumulated benefits payable to each of our NEOs, including the number of years of service credited to each such NEO, under each of the specified plans, computed as of December 31, 2022. As noted below, these plans have been frozen and the plans only apply to participants who were active associates as of the date each plan was frozen. Only Mr. Gallina and Ms. McCarthy were participants at the time the respective plans were frozen.

Name	Plan Name	Number of Years of Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During the Last Fiscal Year ($)
Gail K. Boudreaux	N/A	—	—	—
John E. Gallina	Elevance Health Cash Balance Plan A	11.58	$217,835	—
	Total		$217,835	—
Peter D. Haytaian	N/A	—	—	—
Gloria M. McCarthy	Elevance Health Cash Balance Plan B	44.58	$1,542,682	—
	Empire Blue Cross and Blue Shield Supplemental Cash Balance Pension Plan	44.58	$2,573,228	—
	Total		$4,115,910	—
Felicia F. Norwood	N/A	—	—	—
(1)The NEO’s years of actual service are greater than the credited service because the plans are frozen.
(2)Assumptions used in the calculation of the amounts in this column are included in Note 11 to our Consolidated Financial Statements, included in Part II, Item 8 of our Form 10-K.
Elevance Health Cash Balance Plan A and B
On January 1, 1997, we converted the Anthem Cash Balance Plan (the “Pension Plan”), a non-contributory pension plan for certain associates, from a final average compensation pension plan into a cash balance pension plan. The Pension Plan covered substantially all full-time, part-time and temporary associates, including NEOs, and provides a monthly benefit at age 65, the normal retirement age under the Pension Plan. Effective January 1, 2006, participation was frozen, and effective June 28, 2022, the Pension Plan was renamed the Elevance Health Cash Balance Plan A. The Pension Plan applies only to participants who were active as of that date. Active participants whose sum of age (in complete years) and years of service as defined by the Pension Plan (in complete years) equaled or exceeded 65 (“Rule of 65 Participants”), including executives, were eligible to continue to accrue benefits under the Pension Plan formula through December 31, 2018. With the exception of Ms. McCarthy, none of the NEOs is a Rule of 65 Participant. Effective January 1, 2011, we spun out the Rule of 65 Participants into a new plan, which was renamed the Elevance Health Cash Balance Plan B effective June 28, 2022. Effective December 31, 2018, all benefit accruals under the Pension Plan were frozen. Interest is still credited on existing account balances. With the exception of Ms. McCarthy and Mr. Gallina, none of the NEOs are eligible for either of these plans.
Empire Blue Cross and Blue Shield Supplemental Cash Balance Pension Plan
Effective December 31, 2006, the Empire Supplemental Pension Plan was frozen. Interest is still credited on existing account balances. The Empire Supplemental Pension Plan is not tax-qualified. The purpose of this plan was to replace pension benefits which were lost through the Empire Pension Plan because of the limitations on benefits or includable compensation imposed for highly compensated associates by the Internal Revenue Code of 1986, as amended (the “Tax Code”). The supplemental retirement benefit paid to each participant in the Empire Supplemental Pension Plan was equal to the difference between the participant’s benefit under the Empire Pension Plan and what the participant’s benefit under that plan would have been if there were no limitations under the Tax Code on benefits or compensation. The supplemental retirement benefit is calculated pursuant to the provisions of the Empire Supplemental Pension Plan and paid in a single sum. With the exception of Ms. McCarthy, none of the NEOs are eligible for this plan.

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Non-Qualified Deferred Compensation
All NEOs are eligible to participate in the Elevance Health Comprehensive Non-Qualified Deferred Compensation Plan (the “Deferred Compensation Plan”) once he or she reaches the maximum contribution amount for the 401(k) Plan. The following table shows the non-qualified deferred compensation contributions and year-end balances for our NEOs for fiscal year 2022.

Name	Executive Contributions in Last Fiscal Year(1)	Elevance Health Contributions in Last Fiscal Year(2)	Aggregated Earnings in Last Fiscal Year	Aggregated Withdrawals/ Distributions	Aggregated Balance at Last Fiscal Year End(3)
Gail K. Boudreaux	$318,702	$265,585	$(532,637)	—	$2,519,357
John E. Gallina	$212,126	$99,467	$(738,859)	—	$3,499,440
Peter D. Haytaian	$127,276	$99,467	$(141,338)	—	$1,039,411
Gloria M. McCarthy	$643,540	$93,738	$(1,567,665)	—	$10,105,742
Felicia F. Norwood	$126,924	$98,725	$(67,410)	—	$543,841
(1)These amounts are also included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table. A NEO may defer up to 80% of his or her eligible base earnings and up to 80% of his or her AIP award into the Deferred Compensation Plan.
(2)These amounts are also included in the “All Other Compensation” column of the Summary Compensation Table. Those contributions are matched by the Company at the same rate as they would have been under the 401(k) Plan, which is a match of 100% on the first 4% deferred and a match of 50% on the next 2% deferred for a maximum match of 5% of salary and AIP award. Investment options for the Deferred Compensation Plan mirror those for the 401(k) Plan, except that our common stock and the Fidelity BrokerageLink option are not available as options under the Deferred Compensation Plan.
(3)Amounts in this column reflect all non-qualified deferred compensation for each NEO. Portions of such amounts are included in the “Salary,” “Non-Equity Incentive Plan Compensation” and “All Other Compensation” columns of the Summary Compensation Table for all applicable years for each NEO. Account balances in the Deferred Compensation Plan are payable at the election of the participant in a single lump sum or installments.

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Potential Payments Upon Termination
The following table describes the potential additional payments and benefits to which the NEOs would be entitled upon termination of their employment under various scenarios under existing plans, agreements and arrangements. The amounts shown are estimates and are based on numerous assumptions, including that employment terminated on December 31, 2022.

	Cash Severance	AIP Award for Year of Termination	Acceleration or Continuation of Equity Awards(1)	Continuation of Executive Benefits	Continuation of Health & Life Insurance Coverage(2)	Post Termination Benefits(3)	Total Post Termination Payment & Benefit Value
Gail K. Boudreaux
Termination without Cause or for Good Reason following a change-in-control(4)	$15,120,000	$3,840,000	$52,931,919	$162,000	$35,052	$7,750	$72,096,721
Termination without Cause or for Good Reason(5)	$9,600,000	$3,840,000	$48,689,942	$108,000	$23,368	$7,750	$62,269,060
Retirement(6)	—	—	—	—	—	—	—
Resignation(7)	—	—	—	—	—	—	—
Death	—	$3,840,000	$52,931,919	—	—	—	$56,771,919
Long-Term Disability	—	$3,840,000	$52,931,919	—	—	—	$56,771,919
For Cause	—	—	—	—	—	—	—
John E. Gallina
Termination without Cause or for Good Reason following a change-in-control(4)	$6,410,250	$1,323,692	$15,832,112	$90,000	$35,052	$7,750	$23,698,856
Termination without Cause or for Good Reason(5)	$4,070,000	$1,323,692	$14,726,149	$60,000	$23,368	$7,750	$20,210,959
Retirement(6)	—	$1,323,692	$15,832,112	—	—	—	$17,155,804
Resignation(7)	—	$1,323,692	$15,832,112	—	—	—	$17,155,804
Death	—	$1,323,692	$15,832,112	—	—	—	$17,155,804
Long-Term Disability	—	$1,323,692	$15,832,112	—	—	—	$17,155,804
For Cause	—	—	—	—	—	—	—
Peter D. Haytaian
Termination without Cause or for Good Reason following a change-in-control(4)	$6,410,250	$1,323,692	$16,076,400	$90,000	$35,052	$7,750	$23,943,144
Termination without Cause or for Good Reason(5)	$4,070,000	$1,323,692	$14,554,016	$60,000	$23,368	$7,750	$20,038,826
Retirement(6)	—	—	—	—	—	—	—
Resignation(7)	—	—	—	—	—	—	—
Death	—	$1,323,692	$16,076,400	—	—	—	$17,400,092
Long-Term Disability	—	$1,323,692	$16,076,400	—	—	—	$17,400,092
For Cause	—	—	—	—	—	—	—

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	Cash Severance	AIP Award for Year of Termination	Acceleration or Continuation of Equity Awards(1)	Continuation of Executive Benefits	Continuation of Health & Life Insurance Coverage(2)	Post Termination Benefits(3)	Total Post Termination Payment & Benefit Value
Gloria M. McCarthy
Termination without Cause or for Good Reason following a change-in-control(4)	$6,118,875	$1,213,385	$14,212,349	$90,000	$35,052	$7,750	$21,677,411
Termination without Cause or for Good Reason(5)	$3,885,000	$1,213,385	$13,648,595	$60,000	$23,368	$7,750	$18,838,098
Retirement(6)	—	$1,213,385	$14,212,349	—	—	—	$15,425,734
Resignation(7)	—	$1,213,385	$14,212,349	—	—	—	$15,425,734
Death	—	$1,213,385	$14,212,349	—	—	—	$15,425,734
Long-Term Disability	—	$1,213,385	$14,212,349	—	—	—	$15,425,734
For Cause	—	—	—	—	—	—	—
Felicia F. Norwood
Termination without Cause or for Good Reason following a change-in-control(4)	$4,273,500	$1,323,692	$14,212,349	—	$23,368	$7,750	$19,840,659
Termination without Cause or for Good Reason(5)	$4,070,000	$1,323,692	$13,088,543	—	$23,368	$7,750	$18,513,353
Retirement(6)	—	—	—	—	—	—	—
Resignation(7)	—	—	—	—	—	—	—
Death	—	$1,323,692	$14,212,349	—	—	—	$15,536,041
Long-Term Disability	—	$1,323,692	$14,212,349	—	—	—	$15,536,041
For Cause	—	—	—	—	—	—	—
(1)For all NEOs, all unvested equity awards vest immediately upon termination following a change-in-control as defined in the EAP or due to death or long-term disability, with payout amounts under the PSU awards determined in accordance with the terms of the applicable award agreement. Upon an eligible retirement, unvested equity awards generally continue to vest on the existing vesting schedule with the exception of PSU awards of which a pro rata portion will vest on the original vesting date based on actual performance. Upon a resignation, all unvested equity awards are forfeited unless the NEO is retirement eligible. Mr. Gallina and Ms. McCarthy are currently retirement eligible under the Long-Term Incentive Plan.
Upon a Company-initiated termination without Cause or for Good Reason by the employee (as those terms are defined in our EAP), each NEO is eligible for pro rata vesting of his or her PSU awards based on actual performance over the period specified in the award agreement. The NEOs are also eligible for continued vesting of the unvested options and RSUs granted through the 24-month severance period described below. The amounts in this column represent (1) for stock option awards, the amount that could be realized from the exercise of all unvested stock options held by the NEO that would immediately vest or continue to vest upon the indicated termination, which is calculated by subtracting the exercise price of the option from the market price of a share of our common stock on December 30, 2022 ($512.97) and multiplying the result by the total number of shares that could be acquired on exercise at that exercise price, and (2) for RSUs and PSUs, the value of the unvested RSUs and PSUs held by the NEO that would immediately vest or continue to vest upon the indicated termination, which is calculated by multiplying the number of such units by $512.97, the market price of a share of our common stock on December 30, 2022, the last business day in 2022 on which securities were traded on the NYSE.
(2)Estimate based on the average Company cost per associate for these coverages.
(3)Represents outplacement services available under our policy.
(4)These amounts apply to a termination following a change-in-control that is a Company-initiated termination not for Cause, or a Good Reason termination by the associate, as defined in our EAP. All NEOs participate in our EAP, which provides the following benefits to Ms. Boudreaux, Mr. Gallina, Mr. Haytaian and Ms. McCarthy for this termination event: (1) a cash severance benefit of 300% of the sum of annual base salary plus target AIP award, (2) a payment equal to 5.0% of this amount to cover the value of the Company match under the 401(k) Plan and the Deferred Compensation Plan, (3) an annual AIP award equal to the greater of the annual target AIP award or AIP award earned under the normal terms of the AIP for the year of termination, (4) a payment equal to 300% of the annual value of the DEC as described on page 55 and (5) a three-year continuation of health and life insurance coverage. Ms. Norwood is eligible for the following benefits for this termination event: (1) a cash severance benefit of 200% of the sum of annual base salary plus target AIP award, (2) a

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payment equal to 5.0% of this amount to cover the value of the Company match under the 401(k) Plan and the Deferred Compensation Plan, (3) an annual AIP award equal to the greater of the annual target AIP award or AIP award earned under the normal terms of the AIP for the year of termination and (4) a two-year continuation of health and life insurance coverage.
(5)All NEOs participate in our EAP, which provides the following benefits for this termination event: (1) a cash severance benefit of 200% of the sum of annual base salary plus target AIP award, (2) a two-year continuation of health and life insurance coverage and (3) for Ms. Boudreaux, Mr. Gallina, Mr. Haytaian and Ms. McCarthy, a payment equal to 200% of the annual value of the DEC. In addition to the benefits provided under the EAP, all NEOs are eligible for an annual AIP award earned under the normal terms of the AIP in the year of termination in the event of a Company-initiated (not for Cause) or Good Reason termination after October 1 of the plan year.
(6)Only Mr. Gallina and Ms. McCarthy are eligible for retirement treatment under the AIP and Long-Term Incentive Plan.
(7)Participants in the AIP are eligible for a bonus payment only if they remain employed through the date of the AIP payout, with certain exceptions. If the executive resigns after December 31, 2022 but prior to the payout, they will not be eligible to receive the payout unless they meet retirement eligibility criteria. Since this table assumes a resignation on December 31, 2022, a full AIP payout would be earned only by Mr. Gallina and Ms. McCarthy, who are retirement eligible under the AIP.
The NEOs would also be entitled to the vested benefits included in the Outstanding Equity Awards at Fiscal Year-End table, the Non-Qualified Deferred Compensation table and the Pension Benefits table. In addition, the amounts shown in the Potential Payments Upon Termination table do not include payments and benefits to the extent they are provided on a non-discriminatory basis to other associates generally upon termination of employment. These include accrued salary, health benefits and distribution of account balances under the 401(k) Plan.

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CEO Pay Ratio
The ratio of our CEO’s total annual compensation to our median employee’s total annual compensation (the “CEO Pay Ratio”) is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For 2022:
•The annual total compensation of the median employee of our Company, as described below, was $54,627.
•The annual total compensation of our CEO as reported in the Summary Compensation Table included on page 57 of this Proxy Statement was $20,931,081.
•Based on this information for 2022, we reasonably estimate that the ratio of our CEO’s annual total compensation to the annual total compensation of our median employee was 383:1.
As of December 31, 2022, our employee population, including all full-time, part-time and temporary workers, consisted of approximately 102,307 individuals. We elected to exclude all of our employees in Ireland (261 employees) and Israel (47 employees) from our determination of the median employee. The median employee was selected from an adjusted employee population of 101,998 employees, consisting of 78,973 employees in the United States (excluding our CEO), 16,053 employees in India and 6,972 employees in the Philippines, who, in each case, were employed on December 31, 2022.
To identify the median employee, we used the following methodology and consistently applied material assumptions, adjustments and estimates:
•We identified the median compensated employee based on payroll data as of December 31, 2022.
•We compared the payroll data for the 101,998 employees described above using a compensation measure consisting of total base pay-related wages paid during 2022. Base pay-related wages include the amount of base salary the employee received during the year and all other pay elements related to base pay including, but not limited to, holiday pay, paid time off, overtime and shift differentials. We did not include cash bonuses, commissions, equity grants or any adjustment for the value of benefits provided.
•Based on the total base pay-related wages of each employee, we identified a cohort of 101 employees consisting of the median employee and the 50 employees above and the 50 employees below the median base pay value. After evaluating the pay characteristics of each employee in the cohort, we removed employees who appeared to have anomalous pay characteristics (such as a hire date during the year, grandfathered in a pension benefit not offered to new hires or recipient of a one-time bonus that is not expected in future years) that could significantly distort the pay ratio calculation.
•We then selected the employee with total base pay-related wages closest to the median compensated employee who did not have anomalous pay characteristics and used that employee as our identified median employee for purposes of calculating the CEO pay ratio.
Using the identified median employee, we calculated that employee’s annual total compensation consistent with the disclosure requirements for the Summary Compensation Table.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

2023 Proxy Statement	69

Executive Compensation
Pay versus Performance
Pay versus Performance Table

Year	Summary Compensation Table Total for Principal Executive Officer (“PEO”)(1)	Compensation Actually Paid to PEO(1)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(1)	Value of Initial Fixed $100 Investment Based On:		Net Income (millions)	Adjusted Net Income(4) (millions)
					Total Shareholder Return(2)	Peer Group Total Shareholder Return(2)(3)
2022	$20,931,081	$35,256,056	$6,710,732	$10,889,052	176	140	$6,019	$7,008
2021	$19,348,241	$50,432,186	$6,446,802	$15,664,365	157	143	$6,095	$6,300
2020	$17,109,952	$28,321,967	$5,388,978	$7,263,535	108	113	$4,572	$5,984
(1)The PEO for each of the years presented was Gail K. Boudreaux and the non-PEO NEOs for each of the years presented were John E. Gallina, Peter D. Haytaian, Gloria M. McCarthy and Felicia F. Norwood. To calculate Compensation Actually Paid, the following amounts were deducted from and added to the Summary Compensation Table total compensation reported for each of these individuals:
Reconciliation of Summary Compensation Table (“SCT”) Total Compensation to Compensation Actually Paid:

	2022		2021		2020
Adjustments	PEO ($)	Average of Non-PEO NEOs ($)	PEO ($)	Average of Non-PEO NEOs ($)	PEO ($)	Average of Non-PEO NEOs ($)
SCT Total	$20,931,081	$6,710,732	$19,348,241	$6,446,802	$17,109,952	$5,388,978
Add / (Subtract):
Adjustments for defined benefit and actuarial pension plans:
SCT amounts(i)	$—	$(38,671)	$—	$(37,818)	$—	$(39,199)
Service cost(ii)	$—	$—	$—	$—	$—	$—
Prior service cost(ii)	$—	$—	$—	$—	$—	$—
Adjustments for stock and option awards(iii):
SCT amounts	$(14,800,057)	$(4,312,589)	$(13,200,067)	$(4,062,552)	$(12,000,043)	$(3,250,017)
Year-end fair value for awards granted in the covered year	$23,168,666	$6,751,292	$29,345,559	$8,660,005	$21,265,718	$5,759,313
Change in fair value of outstanding unvested awards from prior years	$6,942,374	$1,968,485	$15,851,182	$4,493,140	$2,533,833	$832,615
Vesting date fair value of awards granted and vesting during covered year	$—	$—	$—	$—	$—	$—
Change in fair value for prior year awards that vested during the covered year	$(986,008)	$(190,197)	$(912,729)	$164,788	$(587,493)	$(1,428,155)
Fair value of awards forfeited during the covered year	$—	$—	$—	$—	$—	$—
Dividends or other earnings paid on awards in the covered year prior to vesting	$—	$—	$—	$—	$—	$—
Compensation Actually Paid	$35,256,056	$10,889,052	$50,432,186	$15,664,365	$28,321,967	$7,263,535
(i)Represents the change in the actuarial present value of the accumulated benefit under defined benefit and pension plans reported in the Summary Compensation Table for Mr. Gallina and Ms. McCarthy. No other NEO received any accumulated benefits under any pension plans.
(ii)The Empire Supplemental Pension Plan and Elevance Health Cash Balance Plan A were frozen effective December 31, 2006 and the Elevance Health Cash Balance Plan B was frozen effective December 31, 2018. There were no additional service costs or any impact on prior year benefits related to pension plan amendments during 2022, 2021 and 2020; therefore, no amounts are included in these rows related to pension benefits.
(iii)Reflects the value of equity-based awards calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each year shown.

70

Executive Compensation
The fair values of stock options granted in each of the covered years as of the end of the year of grant and the year-over-year changes in the fair values of stock options outstanding at the end of, or that vested during, such years were calculated using a binomial lattice valuation model, as further described in Note 15, “Capital Stock,” of the Notes to our Consolidated Financial Statements included in Part II, Item 8 of our Form 10-K. The following ranges of assumptions were used to estimate these fair values:

Calendar Year	Risk-Free Interest Rate	Volatility Factor	Dividend Yield (Annual)
2022	1.67 - 4.11%	29 - 31%	0.9 - 1.1%
2021	1.12 - 1.52%	29 - 31%	1.0 - 1.5%
2020	0.50 - 1.07%	26 - 31%	1.2 - 1.9%
2019	1.84 - 1.90%	23 - 25%	1.1%
The fair value of PSUs that vested during the applicable covered year was calculated using the following actual performance results as described in the Compensation Discussion & Analysis in this Proxy Statement and in each of the Proxy Statements for our 2022, 2021 and 2020 Annual Meetings of Shareholders:

PSU Plan Year	Award Vested	Actual Performance
2017-2019	3/2/2020	384.5%
2018-2020	3/1/2021	331.6%
2019-2021	3/1/2022	156.2%
2020-2022	3/1/2023	162.2%
The fair value of in-flight PSUs was calculated based on the probable performance as determined at the end of the applicable covered year, which has consistently been forecasted to be above the target level of performance.
(2)Based upon an initial investment of $100 on December 31, 2019 with dividends reinvested.
(3)Company selected peer group is the S&P 500 Health Care Index, the same peer group as reported in Part II, Item 5 in our Form 10-K.
(4)For executive compensation purposes, “Adjusted Net Income” is calculated as GAAP Shareholders' Net Income, as adjusted for those items set forth in Annex A to this Proxy Statement, and further adjusted for those items that the Committee believes distort the view of management performance and that, if not adjusted, might misalign management incentives. For 2022, these additional adjustments included a $50.8 million net decrease to reflect the exclusion of 2022 acquisition revenue and other non-material administrative adjustments. For 2021, these adjustments included a $111.0 million net decrease to reflect the exclusion of 2021 acquisition revenue and other non-material administrative adjustments. For 2020, these adjustments included a $267.3 million increase related to our response to the COVID-19 pandemic.
Relationship between Pay and Performance
As shown in the following charts, our Total Shareholder Return (“TSR”), Net Income and Adjusted Net Income have generally increased or remained approximately flat year-over-year since 2020, while the PEO and other NEOs’ Compensation Actually Paid has varied significantly each year. This is due, in large part, to the significant emphasis we place on equity-based compensation, which is sensitive to changes in our stock price. The increase in Compensation Actually Paid in 2021 was directly related to the 44% increase in the price of Elevance Health's common stock from December 31, 2020 to December 31, 2021, compared to the year-over-year stock price increase of 6% from December 31, 2019 to December 31, 2020 and 11% from December 31, 2021 to December 31, 2022.

2023 Proxy Statement	71

Executive Compensation

Most Important Measures for Determining NEO Pay
Adjusted Net Income
Adjusted Net Income Growth
Operating Revenue
Total Revenue Growth

72

Executive Compensation

PROPOSAL 3 Advisory Vote on the Frequency of the Say-on-Pay Vote

Section 14A of the Exchange Act also enables our shareholders to indicate how frequently we should hold future Say-on-Pay votes. By voting on this Proposal 3, shareholders may indicate whether they would prefer future Say-on-Pay votes be held once every year, every two years or every three years.
We are required to hold this Say-on-Pay frequency vote at least once every six calendar years. When we conducted our last Say-on-Pay frequency vote at our 2017 Annual Meeting of Shareholders, our shareholders expressed a strong preference to conduct Say-on-Pay votes on an annual basis. Consistent with that preference, since that time, we have continued to hold our Say-on-Pay vote annually. The Board has not observed any reason why the previously-expressed shareholder preference should not continue to govern and notes that market practice is for annual Say-on-Pay votes. The Board also believes that holding a vote every year allows our shareholders to provide timely input on our executive compensation philosophy, policies and practices and is consistent with our policy of seeking input from, and engaging in discussions with, our shareholders on executive compensation and corporate governance matters. As a result, the Board has determined to recommend that shareholders vote in favor of holding future Say-on-Pay votes on an annual basis.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting. The option of one year, two years, or three years that receives the highest number of votes cast by shareholders will be considered our shareholders’ preferred frequency for the Say-on-Pay vote. However, because this vote is advisory and not binding on the Board of Directors or the Company, the Board may decide that it is in the best interests of our shareholders and the Company to hold future Say-on-Pay votes more or less frequently than the option preferred by our shareholders.

The Board of Directors unanimously recommends a vote for the ONE YEAR option under Proposal 3, Advisory Vote on the Frequency of the Say-on-Pay Vote.

2023 Proxy Statement	73

Audit Committee Matters

PROPOSAL 4 Ratification of the Appointment of Independent Registered Public Accounting Firm

The firm of Ernst & Young LLP (“EY”) served as our independent registered public accounting firm for the year ended December 31, 2022. The Audit Committee is responsible for the appointment, compensation and oversight of the Company’s external auditor, and has reviewed the quality of the services and the sufficiency of the resources provided by EY during their tenure as our independent registered public accounting firm.
In evaluating the performance and considering the engagement of the Company’s external auditor, including whether to rotate audit firms, the Audit Committee considers various factors, including:
•the auditor’s capability and expertise in handling the scope and complexity of the audit of our business operations;
•auditor independence and the adequacy of the auditor's policies and procedures to maintain independence;
•the appropriateness of fees on both an absolute basis as well as compared to fees paid for services provided by other auditing firms to our peer companies;
•tenure as the Company’s auditor, including the benefits of a longer tenure and the controls and processes in place that help ensure EY’s continued independence, such as mandatory lead partner rotation;
•the current level of service and quality provided by EY, including input from management on EY’s performance and how effectively EY demonstrated its independent judgment, objectivity and professional skepticism;
•external data on audit quality and performance, including recent Public Company Accounting Oversight Board reports on EY and its peer firms; and
•the potential impact and feasibility of changing auditors.
Based on these factors, the Audit Committee believes that the continuance of EY as our independent registered public accounting firm is in the best interests of the Company and our shareholders. As a result, the Audit Committee has selected EY to continue in that capacity for 2023 and is submitting this matter to shareholders for their ratification as a matter of good corporate governance. EY has served as our independent registered public accounting firm since our initial public offering in 2001. In the event this proposal is not approved, the Audit Committee will consider whether to select another independent registered public accounting firm.
A representative of EY is expected to attend the Annual Meeting, will be given an opportunity to make a statement if he or she desires and is expected to be available to respond to appropriate questions. Notwithstanding ratification by the shareholders, the Audit Committee reserves the right to replace our independent registered public accounting firm at any time.

The Board of Directors unanimously recommends a vote FOR Proposal 4, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023.

74

Audit Committee Matters
The Audit Committee’s Consideration of Independence of Independent Registered Public Accounting Firm
The Audit Committee has reviewed the nature of the non-audit services provided by EY and has concluded that these services are compatible with maintaining the firm’s ability to serve as our independent registered public accounting firm. Additionally, as part of the Audit Committee’s overall review of EY, it is directly involved in the selection of the auditor’s lead engagement partner in conjunction with the periodic, mandated rotation of the lead partner.
Independent Registered Public Accounting Firm’s Fees
The Audit Committee oversees the negotiation of fees associated with our retention of EY. The following table presents fees billed for all professional services provided by EY for the audit of our consolidated financial statements for the years ended December 31, 2022 and 2021, and fees billed for other services rendered by EY during those periods.

Fee Category	Fiscal Year
	2022	2021
Audit fees(1)	$17,332,000	$15,576,000
Audit-related fees(2)	3,343,000	3,125,000
Tax fees(3)	644,000	671,000
All other fees(4)	23,000	18,000
Total:	$21,342,000	$19,390,000
(1)Audit fees consisted principally of fees for audit work performed on our consolidated financial statements, the audit of the effectiveness of our internal control over financial reporting as of each respective year-end, review of the quarterly financial statements, insurance statutory audits, other required audits, comfort letter procedures, review of registration statements and periodic reports filed with the SEC and other accounting and reporting consultation.
(2)Audit-related fees consisted principally of fees for review of service organization controls, regulatory examinations, employee benefit plan audits, due diligence and other audit-related services.
(3)Tax fees consisted principally of fees for tax compliance and tax advice.
(4)All other fees represent fees for advisory services related to certain corporate functions and accounting research tools.
Audit Committee Pre-Approval Policy
The Audit Committee of the Board has adopted a policy concerning the pre-approval of audit and non-audit services. Pursuant to this policy, unless a type of service to be provided by the independent registered public accounting firm was approved in connection with the audit engagement letter, such service must be pre-approved by the Audit Committee. In addition, the Audit Committee has delegated its authority to pre-approve engagements of up to a pre-established threshold to the Chair of the Audit Committee. The Chair reports any pre-approval decisions to the Audit Committee at the next regularly scheduled meeting of the Audit Committee. All services performed by EY were approved by the Audit Committee and/or pursuant to the Audit Committee pre-approval policy.

2023 Proxy Statement	75

Audit Committee Matters
Audit Committee Report
The Audit Committee of the Board is composed of the five members set forth below. The Board has determined that each current member of the Audit Committee is an “independent director” and an “audit committee financial expert” as defined by the SEC. The Audit Committee operates under a written charter adopted by the Board, which details the responsibilities of the Audit Committee.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management is responsible for the Company’s financial statements and reporting process, including the system of internal controls, and has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s annual consolidated financial statements and expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles, as well as expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.
In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements with the Company’s management and the independent registered public accounting firm. This review included a discussion of the quality and acceptability of the Company’s financial reporting and controls, including the clarity of disclosures in the consolidated financial statements. The Audit Committee also reviewed, and discussed with management and the independent registered public accounting firm, management’s report and the independent registered public accounting firm’s report and audit of the Company’s internal control over financial reporting.
The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable rules of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from the Company and its management.
The Audit Committee further discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets periodically with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their audits, their evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting.
Based on the reviews and discussions referred to above, the Audit Committee recommended, and the Board approved, the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the SEC.
Audit Committee

Lewis Hay, III, Chair	R. Kerry Clark	Susan D. DeVore	Antonio F. Neri	Deanna D. Strable

76

Shareholder Proposal

PROPOSAL 5 Shareholder Proposal to Allow Shareholders Owning 10% or More of Our Common Stock to Call a Special Meeting of Shareholders

We have been informed that John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA, 90278, the beneficial owner of no fewer than 10 shares of our common stock, intends to introduce the resolution below at the Annual Meeting. The following shareholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of Mr. Chevedden. In accordance with SEC rules, the proposed shareholder resolution and supporting statement are printed verbatim from his submission.
Proposal 5 – Shareholder Right to Call Special Meeting

Shareowners ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareowner meeting (or the lowest percentage under state law).
One of the main purposes of this proposal is to give shareholders the right to formally participate in calling for a special shareholder meeting regardless of their length of stock ownership.
Special meetings allow shareholders to vote on important matters, such as electing new directors that can arise between annual meetings. It is especially important to enable 10% of shares (in preference to 20% of shares) to call a special meeting to make up for our classified board regime. The 2019 Elevance Health proxy described our bulletproof classified board regime with its entrenching 3-year terms for directors.
Contractual obligations with the Blue Cross and Blue Shield Association supposedly make the Elevance Health 3-year director terms almost bulletproof according to our Elevance Health directors. Plus our directors have shown no interest to make arrangements with the Blue Cross and Blue Shield Association to allow annual election of each director.
It is especially important for shareholders to be able to call a special shareholder meeting to replace poor performing directors rather than to be required wait for 3-years to replace poorly performing directors. Plus we have no right to act by written consent which would be another means to replace poorly performing directors in a timely manner.
A 10% stock ownership threshold is also important because the current 20% stock ownership threshold for shareholders to call a special meeting may be unreachable due to time constraints and the detailed technical requirements that can trip up half of shareholders who want a special shareholder meeting. Thus the 20% stock ownership threshold to call a special meeting can be a 40% stock ownership threshold to call a special meeting for all practical purposes.
This proposal topic with the 10% stock ownership threshold won impressive 49%-support at our 2020 annual meeting. This 49%-vote was all the more impressive because it absolutely represented a majority vote from the shares that had access to independent proxy voting advice and who made the most informed voting decisions.
The lack of a shareholder right to elect each director annually and the complete lack of a shareholder right to act by written consent are each such a serious loss for shareholders at Elevance Health that it motivates shareholders to insist on the most shareholder friendly standard of a right to call a special meeting.
Please vote yes:
Shareholder Right to Call Special Meeting - Proposal 5

2023 Proxy Statement	77

Shareholder Proposal
Recommendation
The Board recommends that shareholders vote AGAINST this proposal.
After careful consideration, the Board continues to believe that the current special meeting ownership threshold is appropriate and in the best interests of the Company and our shareholders, and recommends that shareholders vote “AGAINST” this proposal for the following reasons:
Elevance Health provides shareholders with the meaningful ability to call a special meeting while also protecting the interests of the Company and all of our shareholders.
The Board believes that the shareholder proposal does not strike an appropriate balance between providing shareholders with a meaningful voice to communicate their priorities and adequately protecting shareholder interests. The Board recognizes that providing shareholders the ability to request special meetings is an important shareholder right. However, special meetings of the shareholders can be potentially disruptive to business operations and to long-term shareholder interests and can cause the Company to incur substantial expenses. Accordingly, the Board believes that special meetings of the shareholders should be extraordinary events. In addition, the Board believes that a small minority of shareholders should not be entitled to utilize the mechanism of special meetings for their own interests, which may not be shared more broadly by shareholders of the Company. Likewise, the Board believes that shareholders should not be able to call special meetings in close proximity to an Annual Meeting of Shareholders or when the matters to be addressed have been recently considered or are planned to be considered at another meeting.
The Board also believes that the current 20% ownership threshold is more appropriate than the requested 10% threshold based on current market practices. Over 75% of S&P 500 companies have a threshold that is equal to or higher than our current 20% threshold or do not permit shareholders to call a special meeting. Nearly one-third of S&P 500 companies do not permit shareholders to call special meetings at all.
Elevance Health has strong corporate governance practices in place and provides meaningful opportunities for shareholders to communicate with the Board and management.
This shareholder proposal also is unnecessary because of our commitment to strong and effective corporate governance principles and high ethical standards. In addition to providing shareholders the ability to call special meetings, we maintain other robust governance practices that promote Board accountability, including:
•A market-standard proxy access right that permits shareholders to include their director nominees in our Proxy Statement;
•A majority voting standard for the election of directors in uncontested elections, with directors who fail to receive the required majority vote required to tender their resignation for consideration by the Board;
•Several avenues to communicate with the Board and management, including periodic investor days and quarterly earnings release conference calls and webcasts, a dedicated email address for the Board and specific outreach to shareholders initiated by us or in response to engagement requests;
•An independent Chair of the Board who is elected annually by the independent directors; and
•A Governance Committee chaired by and comprised solely of independent directors.
Elevance Health’s shareholders have rejected twice the same proposal introduced by the same individual shareholder, with the most recent rejection being just two years ago.
The proponent submitted the same proposal at our 2020 and 2018 Annual Meetings of Shareholders, which shareholders voted against at both meetings. Given this result just two years ago, as well as five years ago, the Board believes the current ownership threshold continues to reflect the position of our shareholders on this matter.
In light of these considerations, our Board believes that the Company’s current 20% ownership threshold strikes the appropriate balance between the rights of shareholders and the protection of long-term shareholder interests and that lowering the threshold to 10% is, therefore unnecessary and not in the best interests of the Company and our shareholders.

For the reasons described above, the Board of Directors unanimously recommends a vote AGAINST this shareholder proposal.

78

Shareholder Proposal

PROPOSAL 6 Shareholder Proposal Requesting Annual Reporting from Third Parties Seeking Financial Support

We have been informed that the Nathan Cummings Foundation, 120 Wall Street, New York, NY 10005, the beneficial owner of at least $2,000 of our common stock, intends to introduce the resolution below at the Annual Meeting. The following shareholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the proponent. In accordance with SEC rules, the proposed shareholder resolution and supporting statement are printed verbatim from the proponent’s submission.
Resolved: The shareholders of Elevance Health, Inc. (“Elevance” or “Company”) ask the Company to adopt a policy requiring that any trade association, social welfare organization, or organization organized and operated primarily to engage in political activities that seeks financial support from Elevance agree to report to Elevance, at least annually, the organization’s expenditures for political activities, including the amount spent and the recipient, and that each such report be posted on Elevance’s website.
For purposes of this proposal, “political activities” are (i) influencing or attempting to influence the selection, nomination, election, or appointment of any individual to a public office; or (ii) supporting a party, committee, association, fund, or other organization organized and operated primarily for the purpose of directly or indirectly accepting contributions or making expenditures to engage in the activities described in (i).
Supporting Statement
As long-term Elevance shareholders we support transparency and accountability in corporate electoral spending, including the indirect political spending that is the subject of this proposal. Misaligned or non-transparent funding creates reputational risk that can harm shareholder value. It can also place a company in legal jeopardy. Unless a company knows which candidates and political causes its funds ultimately support, it cannot assure shareholders, employees, or other stakeholders that its spending aligns with core values, business objectives, and policy positions. Without the information requested by this resolution, none of the board, senior management, or shareowners can assess the risks associated with political spending.
The risks are especially serious when giving to trade associations, Super PACs, 527 committees, and “social welfare” organizations - groups that routinely pass money to or spend on behalf of candidates and political causes that a company might not otherwise wish to support. The Conference Board’s 2021 “Under a Microscope” report1 details these risks, discusses how to effectively manage them, and recommends the process suggested in this proposal.
Media coverage has amplified the risk a company's blind spending can pose. Corporate spending has been tied to attacks on voting rights and efforts to deny climate change - associations many companies wish to avoid. Contributions to third-party groups can also embroil companies in scandal. For instance, FirstEnergy Corp was tainted when it contributed to a political advocacy organization that later pled guilty to the state's largest bribery scheme. FirstEnergy’s stock price dropped, and the scandal led to the resignation of several top officers.
Public records show that the corporation currently known as Elevance has contributed at least $12.7 million in corporate funds to third-party groups since 2010. It is unclear whether Elevance and its board received sufficient information from these groups to assess (a) the potential risks for the Company and stockholders, and (b) whether the groups' expenditures aligned with Elevance’s core values, business objectives, and policy positions.
Mandating reports from third-party groups receiving Elevance’s political money would demonstrate the Company’s commitment to robust risk management and responsible civic engagement.
We urge a vote FOR the commonsense risk management measures contained in this proposal.
__________________________
1 https://www.conference-board.org/topics/corporate-political-activity/Under-a-Microscope-A-New-Era-of-Scrutiny-for-Corporate-Political-Activity

2023 Proxy Statement	79

Shareholder Proposal
Recommendation
The Board recommends that shareholders vote AGAINST this proposal.
The policy requested by the proponent is both infeasible and over-reaching in nature because it would depend wholly on the actions of third parties who are independent of Elevance Health. Elevance Health already has robust practices in place for governance and oversight of all political spending. We provide robust, transparent and regular disclosure of the Company’s political spending, including our membership in trade associations and support of other organizations engaged in political activities. The Board believes that the policy requested by the proponent is therefore unnecessary and not in the best interests of the Company and our shareholders. Accordingly, after careful consideration, the Board recommends that shareholders vote “AGAINST” this proposal for the following reasons:
The Board believes that it is infeasible and unnecessary to require any third-party organization that engages in political activities that merely seeks financial support from the Company to report, at least annually, the third-party organization’s expenditures for political activities.
At Elevance Health, we strive to ensure that our participation in the public policy process, including contributions to organizations primarily engaged in political activities, is open, transparent and based on reasons that are clear and justifiable to our associates, customers, shareholders and the general public. As discussed below, we have instituted procedures that are designed to oversee the Company’s contributions to organizations engaged in political activities, and we already provide extensive disclosure of such contributions.
The policy sought by the proposal is so broad that it would apply to any organization that merely seeks financial support from Elevance Health and does not give consideration to the following:
•Whether we invited their solicitation;
•Whether we actually provided any financial support to the organization;
•Whether the financial support sought is for “political activities” or for a different purpose; and
•The amount of Company financial support requested or received.
As a result, the requested policy would require detailed disclosure by independent, third-party organizations even if arising in a context totally unrelated to the Company’s political contributions and even if the Company has no relationship with such organizations. We do not have the control and influence over independent third-party organizations that would be needed to compel such reports.
Elevance Health’s political activities are subject to appropriate oversight.
Elevance Health’s participation in the public policy process, including contributions to trade associations and other organizations engaged in political activities, is overseen by the Board of Directors of Elevance Health who must have the flexibility to exercise their business judgment in a manner that they reasonably believe is in the best interests of the Company and our shareholders. The Governance Committee of the Board, which is composed entirely of independent directors, annually reviews our core principles for participation in the public policy process, and endorses the Company’s criteria for making political contributions, both of which can be found in our annual Political Contributions & Related Activity Report (“Political Contribution Report”) on our website.
Management of Elevance Health’s participation in the public policy process is the responsibility of the senior vice president of Public Affairs in accordance with the Company’s enterprise risk management framework. This position reports directly to the Chief Legal Officer and is responsible for providing regular updates to the Governance Committee including an annual review of the Company’s political strategy, all contributions and related political activities to ensure compliance with the Company’s policies and procedures, as well as with federal, state and local laws and regulations governing the public policy process. All costs associated with the Company’s engagement in the public policy process, including permissible political contributions and lobbying expenditures, are included in an Annual Plan, which is subject to approval and oversight of the Elevance Health Board of Directors.
The Board believes that our current practices provide appropriate transparency and accountability with respect to our political spending and the governance and oversight of that spending. We are committed to complying with all laws governing our participation in the political process and conducting our political activities in a transparent manner.
Elevance Health recognizes that shareholders are interested in disclosure regarding corporate spending on U.S. political activities, and transparency is an important component of our approach to corporate political spending. We believe that our current policies, procedures and disclosure in our annual Political Contribution Reports and semi-annual contribution updates provide appropriate transparency and accountability with respect to the Company’s political spending and the governance and oversight of that spending.

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Shareholder Proposal
The Company’s contributions to organizations engaged in political activities are focused on activities that directly affect our ability to offer affordable quality healthcare coverage and to improve the health of the communities we serve. We fully comply with all applicable federal, state, and local laws and applicable disclosure requirements. Given the level of disclosure that is already available from the Company regarding our political spending activities, we believe that the additional reports ultimately requested by this proposal are unnecessary.
The Board believes that it would be infeasible to require independent third-party organizations that merely seek financial support from Elevance Health to provide the political spending reports requested by this proposal. We believe that our current practices, as described above, provide appropriate transparency and accountability with respect to our political spending and the governance and oversight of that spending. Adoption and implementation of the proponent’s infeasible and over-reaching proposed policy is unnecessary and not in the best interests of the Company and our shareholders.

For the reasons described above, the Board of Directors unanimously recommends a vote AGAINST this shareholder proposal.

2023 Proxy Statement	81

Security Ownership of Certain Beneficial Owners and Management
Stock Held by 5% or More Beneficial Owners
The following table and notes provide information about each person known by us to own beneficially more than five percent of our common stock as of December 31, 2022, according to reports filed with the SEC by these beneficial owners.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	21,566,516	9.0%

The Vanguard Group(2) 100 Vanguard Boulevard Malvern, PA 19355	21,473,444	9.0%

T. Rowe Price Associates, Inc.(3) 100 E. Pratt Street Baltimore, MD 21202	12,717,041	5.3%
(1)Information based solely on a Schedule 13G/A filed with the SEC on January 27, 2023, by BlackRock, Inc. (“BlackRock”), a parent holding company or control person. BlackRock has (a) sole power to dispose or direct the disposition of 21,566,516 shares of our common stock; and (b) sole power to vote or direct the vote of 19,522,060 shares of our common stock.
(2)Information based solely on a Schedule 13G/A filed with the SEC on February 9, 2023, by The Vanguard Group (“Vanguard”), a registered investment advisor. Vanguard has (a) sole power to dispose or direct the disposition of 21,473,444 shares of our common stock; (b) shared power to dispose or direct the disposition of 992,806 shares of our common stock; and (c) shared power to vote or direct the vote of 344,756 shares of our common stock.
(3)Information based solely on a Schedule 13G filed with the SEC on February 14, 2023, by T. Rowe Price Associates, Inc. (“T. Rowe Price”), a registered investment advisor. T. Rowe Price has (a) sole power to dispose or direct the disposition of 12,717,041 shares of our common stock; and (b) sole power to vote or direct the vote of 6,033,864 shares of our common stock.

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Security Ownership of Certain Beneficial Owners and Management
Stock Held by Directors, Nominees and Executive Officers
The following table sets forth the number of shares of our common stock beneficially owned as of February 1, 2023, by:
•each of our directors or nominees,
•each of our NEOs, and
•all current directors and executive officers as a group.
Except as otherwise indicated below, each individual directly owns the shares indicated and has sole investment and sole voting power. As of February 1, 2023, 249,380,352 shares of our common stock were issued and outstanding. None of the directors or NEOs individually, or current directors and executive officers as a group, beneficially owned more than 1% of the total number of shares of our common stock outstanding as of February 1, 2023.

Name	Common Stock(1)		Shares Deemed Beneficially Owned as a Result of Equity Awards Exercisable or Vesting within 60 Days of February 1, 2023(2)	Total
R. Kerry Clark	8,194		—	8,194
Susan D. DeVore	856		—	856
Robert L. Dixon, Jr.	9,491		—	9,491
Lewis Hay, III	10,061		—	10,061
Bahija Jallal	3,342		—	3,342
Antonio F. Neri	3,479		—	3,479
Ramiro G. Peru	9,405		—	9,405
Ryan M. Schneider	5,154		—	5,154
Deanna D. Strable	200		—	200
Elizabeth E. Tallett	9,446		—	9,446
Gail K. Boudreaux	92,765	(3)	232,902	325,667
John E. Gallina	50,268		52,902	103,170
Peter D. Haytaian	6,095		87,399	93,494
Gloria M. McCarthy	55,643		87,991	143,634
Felicia F. Norwood	21,596		56,777	78,373
Other Executive Officers	12,231		21,470	33,701
All current directors and executive officers as a group (17 persons)	298,226		539,441	837,667
(1)Includes common stock and, for directors other than Ms. Boudreaux, this number includes the number of deferred shares which will be converted into common stock upon the lapse of the deferral period and are considered owned under our stock ownership guidelines for directors: Mr. Clark—8,194; Ms. DeVore—856; Mr. Dixon—3,138; Mr. Hay—10,061; Ms. Jallal—3,342; Mr. Neri—3,138; Mr. Peru—3,138; Mr. Schneider—2,154; Ms. Strable—200 and Ms. Tallett—9,446. The directors do not have investment or voting authority over these deferred shares.
(2)Includes shares that may be purchased pursuant to stock options that are currently exercisable or exercisable within 60 days of February 1, 2023 (“exercisable options”) and shares of common stock underlying unvested RSUs and unvested PSUs that will vest within 60 days of February 1, 2023. Includes the following exercisable options to purchase shares of our common stock: Ms. Boudreaux—187,077; Mr. Gallina—40,215; Mr. Haytaian—75,009; Ms. McCarthy—75,601; Ms. Norwood—44,387; and 438,772 for all current directors and executive officers as a group. Includes the following unvested RSUs that vest within 60 days: Ms. Boudreaux—9,950; Mr. Gallina—2,971; Mr. Haytaian—2,674; Ms. McCarthy—2,674; Ms. Norwood—2,674; and 23,388 for all current executive officers as a group; and the following unvested PSUs that vest within 60 days: Ms. Boudreaux—35,875; Mr. Gallina—9,716; Mr. Haytaian—9,716; Ms. McCarthy—9,716; Ms. Norwood—9,716; and 77,281 for all current executive officers as a group. The executive officers do not have investment or voting authority over the shares in this column until, as applicable, the exercisable options have been exercised or the vesting criteria has been met.
(3)Includes 60 shares held in a revocable trust of which Ms. Boudreaux’s spouse is the trustee.

2023 Proxy Statement	83

Information on Voting and the Annual Meeting
Voting and Meeting Information
Record Date and Quorum
At the close of business on March 17, 2023, the record date for the Annual Meeting, there were 237,267,021 shares of our common stock outstanding and entitled to vote at the Annual Meeting.
In order for business to be conducted at the Annual Meeting, 25% of the votes entitled to be cast on a matter, represented in person or by proxy, must be present.
Vote Required
You will have one vote for each share held. Shares of our common stock represented by properly executed proxies will be voted at the Annual Meeting in accordance with the choices indicated on the proxy. Abstentions on a specific proposal will be considered as present at the Annual Meeting and will be counted for purposes of determining whether a quorum is present.
If you provide specific voting instructions, your shares will be voted as you instruct. If you sign, date and return your proxy card, but do not provide instructions, your shares will be voted:
•FOR Proposal 1 — election of each director nominee
•FOR Proposal 2 — advisory vote to approve the compensation of our Named Executive Officers
•ONE YEAR for Proposal 3 — the ONE YEAR option on the advisory vote on Say-on-Pay frequency
•FOR Proposal 4 — ratification of the appointment of our independent registered public accounting firm for 2023
•AGAINST Proposal 5 — shareholder proposal to allow shareholders owning 10% or more of our common stock to call a special meeting of shareholders
•AGAINST Proposal 6 — shareholder proposal requesting annual reporting from third parties seeking financial support
Each proposal at the Annual Meeting will be approved if the proposal receives more votes “for” than “against.” However, in the case of Proposal 3, the Board will consider the frequency receiving the most votes as representing our shareholders’ preference on how frequently to hold future Say-on-Pay votes. For the election of directors, the number of shares voted “for” a director nominee must exceed the number of shares voted “against” such nominee. If any nominee for director is unable or unwilling to accept the nomination or election, then the proxies may nominate such other person as director as they may determine in their discretion, in which event the shares will be voted for such other person. Alternatively, the Board may decide to reduce the number of directors constituting the full Board.
Abstentions will have no effect on the outcome of any proposal. If your shares of our common stock are held in street name, and you do not provide your broker with voting instructions, your broker has the discretion to vote your shares of common stock for or against Proposal 4, the ratification of the appointment of our independent registered public accounting firm for 2023, and not any of the other proposals. If your broker does not have discretion to vote your common stock without your instructions, this is referred to as a “broker non-vote.” Broker non-votes will not be considered as votes cast on, and will have no effect on the outcome of, the remaining proposals other than Proposal 4.
Shareholders
Shares of our common stock may be held directly in your own name or may be held beneficially through a broker, bank or other nominee in street name.
Shareholder of Record — If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the shareholder of record, and we are providing proxy materials directly to you.

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Information on Voting and the Annual Meeting
Beneficial Owner — If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares (in “street name”), and you have been provided proxy materials from your broker, bank or other nominee who is considered the shareholder of record. As the beneficial owner, you have the right to direct the broker, bank or nominee on how to vote your shares and are also invited to attend the Annual Meeting. Your broker, bank or nominee is obligated to provide you with a voting instruction form for you to use.
Associate Shareholder — If you participate in the 401(k) Plan and you are invested in our common stock fund (the “Elevance Health Stock Fund”), you may give voting instructions by mail, telephone, online or by smartphone on or before May 5, 2023 at 11:59 p.m. Eastern Time (the “401(k) Voting Deadline”) as set forth under “Voting” below for the shares of our common stock that are allocated to your account. You will not be able to vote shares held in your 401(k) Plan account at the Annual Meeting. Fidelity Management Trust Company (the “Trustee”), the 401(k) Plan trustee, will vote such shares in accordance with your instructions received by the 401(k) Voting Deadline. Your voting instructions will be kept confidential by the Trustee. If you do not send voting instructions by the 401(k) Voting Deadline, Newport Trust Company (“Newport Trust”), our appointed independent fiduciary and investment manager for the Elevance Health Stock Fund, will direct the Trustee to vote the number of shares allocated to your account as recommended by the Board in this Proxy Statement, subject to the exercise of Newport Trust’s fiduciary duties.
Voting
Whether or not you plan to participate in the Annual Meeting, we urge you to vote in advance of the meeting. Please refer to the instructions below and in the Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”). If you are an associate participating in the 401(k) Plan, please see the instructions and 401(k) Voting Deadline above under “Shareholders — Associate Shareholder.” If you vote online, by telephone or by smartphone, you do not need to return a proxy card or voting instruction form.

Online
If you are a shareholder of record, you may vote online by going to www.envisionreports.com/elv and following the instructions. You will need to have the E-Proxy Notice or, if you received a printed copy of the proxy materials, your proxy card, available when voting. If you are a beneficial owner, you may vote online by going to www.proxyvote.com and following the instructions.

Telephone	If you are a shareholder of record, you may vote by telephone by calling (800) 652-8683. If you are a beneficial owner, please vote by using the telephone number that is shown on your voting instruction form. You will need to have your E-Proxy Notice or, if you received a printed copy of the proxy materials, your proxy card or voting instruction form, available when voting.

Mail	If you received a printed copy of our proxy materials, you may vote by signing and dating your proxy card or voting instruction form and mailing it in the enclosed postage-prepaid envelope. If you received the E-Proxy Notice and would like to obtain a proxy card or voting instruction form, please follow the instructions on the E-Proxy Notice for requesting a paper or email copy of our proxy materials.

Smartphone	If you are a shareholder of record, you may vote by scanning the QR code that is located on your proxy card, E-Proxy Notice or voting instruction form to vote with your smartphone.

Online during the Annual Meeting
If you are a shareholder of record and have already voted your shares through one of the methods outlined above, there is no need to vote those shares during the meeting. If you are a shareholder of record and have not voted your shares prior to the meeting as outlined above, you may log in to the live audio webcast with your control number located on your proxy card or E-Proxy Notice to vote during the meeting.
If you are a beneficial owner and have not voted your shares prior to the meeting as outlined above, you may log in to the live audio webcast with your control number located on your voting instruction form or E-Proxy Notice to vote during the meeting. Alternatively, you may contact your bank, broker or nominee and request a legal proxy and then register in advance no later than 5:00 p.m., Eastern Time, on May 4, 2023 to vote at the Annual Meeting. If you choose to request a legal proxy, any previous vote will be revoked, and you will need to revote at the Annual Meeting.

Changing Your Vote — You may revoke your proxy at any time prior to the Annual Meeting; provided, however, that any revocation by Elevance Health Stock Fund participants must be received by the 401(k) Voting Deadline. If you provide more than one proxy, the proxy having the latest date will revoke any earlier proxy.

2023 Proxy Statement	85

Information on Voting and the Annual Meeting
Internet Availability of Proxy Materials
We are using the “e-proxy” rules adopted by the SEC to furnish proxy materials to shareholders through a “notice only” model using the internet. This allows us to reduce costs by delivering to shareholders an E-Proxy Notice and providing online access to the documents.
If you received an E-Proxy Notice by mail, you will not receive a printed copy of our proxy materials unless you specifically request one as set forth below. The E-Proxy Notice instructs you on how to access and review the important information contained in the Proxy Statement and our Form 10-K, as well as how to submit your proxy through the internet. On or about March 31, 2023, we mailed a printed copy of our proxy materials to our shareholders who had requested them and mailed an E-Proxy Notice to all of our other shareholders.
This Proxy Statement, the form of proxy and voting instructions are being made available to shareholders on or about March 31, 2023 at www.envisionreports.com/elv for shareholders of record and www.proxyvote.com for beneficial owners. If you are a shareholder of record and received the E-Proxy Notice and would still like to receive a printed copy of the proxy materials, you may request a printed copy of this Proxy Statement and the form of proxy by any of the following methods: (a) telephone at (866) 641-4276; (b) internet at www.envisionreports.com/elv; or (c) email at investorvote@computershare.com. If you are a beneficial owner and received the E-Proxy Notice and would still like to receive a printed copy of the proxy materials, you may request a printed copy of this Proxy Statement and the form of proxy by any of the following methods: (a) telephone at (800) 579-1639; (b) internet at www.proxyvote.com; or (c) email at sendmaterial@proxyvote.com.

Voluntary Electronic Delivery of Proxy Materials
We encourage shareholders to voluntarily elect to receive all proxy materials, including the E-Proxy Notice, electronically. This gives you fast and convenient access to your proxy materials, reduces our impact on the environment and reduces printing and mailing costs.
•If you are a shareholder of record, please visit www.envisionreports.com/elv to enroll in e-delivery. You may also log in to your Computershare Investor Center account at any time to enroll in e-delivery.
•If you are a beneficial owner, please visit www.proxyvote.com to enroll in e-delivery or contact your broker, bank or other nominee to determine if e-delivery is available.
Inspector of Election
Computershare Trust Company, N.A. has been appointed Inspector of Election for the Annual Meeting. The Inspector of Election will determine the number of shares outstanding, the shares represented at the Annual Meeting, the existence of a quorum and the validity of proxies and ballots and will count all votes and ballots.
Confidentiality of Votes
The vote of each shareholder is held in confidence, except (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (b) if there is a contested proxy solicitation; (c) if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or (d) as necessary to allow the Inspector of Election to resolve any dispute about the authenticity or accuracy of a proxy card, consent, ballot, authorization or vote and to allow the Inspector of Election to certify the results of the vote.
Householding
Shareholders who share the same address may receive only one copy of the E-Proxy Notice or other proxy materials unless we receive other instructions. If you are a shareholder of record and would prefer to receive multiple copies of the E-Proxy Notice or other proxy materials at the same address, or otherwise make a change in your delivery preferences, you may contact our transfer agent at Computershare Investor Services, P.O. Box 43078, Providence, Rhode Island, 02940-3078; toll-free (866) 299-9628; or https://www.computershare.com. You may also contact our Secretary at Elevance Health, 220 Virginia Avenue, Indianapolis, Indiana 46204 or by telephone at (800) 985-0999 for additional copies. If you are a beneficial owner, please contact your broker, bank or other nominee for assistance.
Additional Information
Our Board has not received notice of any, and knows of no, matters other than those described in the attached Notice of Annual Meeting of Shareholders, which are to be brought before the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named as proxies to vote such proxy in accordance with their judgment on such matters.

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Information on Voting and the Annual Meeting
Shareholders may receive, without charge, a copy of our Form 10-K, including consolidated financial statements, as filed with the SEC (which is our Annual Report to Shareholders). Please address requests for a copy of our Form 10-K to our Corporate Secretary, Elevance Health, 220 Virginia Avenue, Indianapolis, Indiana 46204. Our Form 10-K is also available on our website at https://ir.elevancehealth.com/financials/sec-filings/.
Attending the Annual Meeting
The Annual Meeting will be held in a virtual format only, via live audio webcast. You will not be able to physically attend the Annual Meeting.

Virtual Annual Meeting Via Live Audio Webcast
Meeting Date and Time: Wednesday, May 10, 2023 at 8:00 a.m. Eastern Time
Meeting Access: https://meetnow.global/MRFTH7M
The audio webcast is compatible with all common web browsers and may be viewed on mobile devices. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time to log in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time. After log in, click on the Broadcast Bar to listen to the webcast.

How to Participate in the Annual Meeting as a Shareholder
To log in to the webcast as a shareholder of record or an associate shareholder, visit the meeting access link, click “Join Meeting Now” and provide your control number from your E-Proxy Notice, proxy card or email you received as your login. You will be asked to accept Computershare’s Terms and Conditions.
If you are a beneficial owner and you would like to participate as a shareholder, you have two options. First, you may log in to the live audio webcast with your control number located on your voting instruction form, E-Proxy Notice or email provided by your broker, bank or nominee. Alternatively, you may register in advance, which will require you to contact your bank, broker, or other nominee and request a legal proxy, and you must submit the legal proxy along with your name and email address to Computershare at legalproxy@computershare.com. Requests for registration must be labeled “Legal Proxy” in the subject line and be received no later than 5:00 p.m., Eastern Time, on May 4, 2023. You will receive a confirmation email from Computershare of your registration with a control number that may be used with the meeting access link above to join the Annual Meeting as a shareholder.

How to Participate in the Annual Meeting as a Guest Without a Control Number	To log in to the webcast as a guest, visit the meeting access link, click “Join Meeting Now” and select “Guest”. After you provide your first and last name, email address and company name, if applicable, you will be asked to accept Computershare’s Terms and Conditions. If you attend as a guest, you will not have the option to vote your shares or submit questions during the meeting.

How to Participate Without Internet Access
If you do not have internet access and want to listen to the Annual Meeting, please contact Elevance Health Shareholder Services at shareholder.services@elevancehealth.com or call (800) 985-0999 by no later than 5:00 p.m., Eastern Time, on May 5, 2023 for alternative access instructions. You will not be able to vote your shares during the meeting.

Agenda and Rules of Conduct	The meeting agenda and rules of conduct and procedures will be posted to the webcast portal and be available to shareholders and guests.

Technical Difficulties and General Questions about the Annual Meeting
For technical difficulties logging into the webcast, please see the information that is located at the bottom of the page after clicking on “Join Meeting Now”, which will provide a phone number for assistance: (888) 724-2416 and International: (781) 575-2748. If we experience technical difficulties during the virtual meeting (e.g., a temporary or prolonged power outage), our Chair will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify shareholders of the decision via https://ir.elevancehealth.com/investors.
For general questions about the Annual Meeting, email Elevance Health Shareholder Services at shareholder.services@elevancehealth.com or call (800) 985-0999.

2023 Proxy Statement	87

Information on Voting and the Annual Meeting
Submitting Questions during the Annual Meeting
If a shareholder wishes to address the Annual Meeting with respect to one of the matters in the agenda to be voted on at the meeting, such comment or question can be submitted during the meeting, at or before the time the matter is before the meeting for consideration. Only shareholders, or their proxy holders, who provide a valid control number are permitted to submit questions while participating in the Annual Meeting. After logging into the live webcast as a shareholder, click on the “Q & A” messages icon to submit a question or comment and click “Submit”. The Chair of the Board, or her designee, will address appropriate comments or questions related to agenda matters.
If a shareholder wishes to ask a question after the formal business portion of the Annual Meeting during the question and answer session, such question can be submitted at any time during the meeting. To allow us to answer questions from as many shareholders as possible, we will limit each shareholder to two questions. Please ensure questions are concise and cover only one topic per question. We do not intend to address questions with inappropriate language, which are derogatory, or those regarding topics which are not pertinent to the meeting or the conduct of the Company’s operations. Questions from multiple shareholders on the same topic or that are otherwise related may be grouped, summarized and answered together.
Cost of Solicitation
We will bear the cost of the solicitation of proxies and have engaged Alliance Advisors, LLC to assist in the solicitation of proxies. Alliance Advisors, LLC will receive a fee of approximately $12,000 plus reasonable out-of-pocket expenses for this work. We also will reimburse banks, brokers or other custodians, nominees and fiduciaries for their expenses in forwarding the proxy materials to beneficial owners and seeking instruction with respect thereto. In addition, our directors, officers or other associates, without additional compensation, may solicit proxies from shareholders in person, by telephone, or by email or other electronic means of communication.
Shareholder Proposals and Nominations for Next Year’s Annual Meeting
Shareholder Proposals and Nominations for Inclusion in Our Proxy Materials — Pursuant to SEC Rule 14a-8, shareholder proposals for inclusion in our proxy materials for the 2024 Annual Meeting of Shareholders must be received by our Secretary at Elevance Health, 220 Virginia Avenue, Indianapolis, Indiana 46204, no later than December 2, 2023. Such proposals need to comply with SEC regulations regarding the inclusion of shareholder proposals in our sponsored proxy materials.
Our Bylaws provide that a shareholder, or group of up to 20 shareholders, owning continuously for at least three years shares of our common stock representing an aggregate of at least 3% of our outstanding shares, can nominate and include in our proxy materials director nominees constituting up to the greater of 20% of our Board or two individuals, provided that the shareholder(s) and nominee(s) satisfy the requirements in our Bylaws. Any proxy access nominees serving on the Board and who will continue serving on the Board after the applicable Annual Meeting of Shareholders count toward the maximum number of nominees. To be timely, notice of proxy access director nominees must be delivered by the close of business to our Secretary at the address listed above not less than 90 nor more than 150 days prior to the first anniversary of the date the definitive Proxy Statement was first sent to shareholders in connection with the preceding year’s Annual Meeting of Shareholders. For the 2024 Annual Meeting of Shareholders, notice of proxy access director nominees must be received no earlier than November 2, 2023 and no later than January 1, 2024. In the event the Annual Meeting of Shareholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the previous year’s Annual Meeting of Shareholders, or if no Annual Meeting of Shareholders was held in the preceding year, notice of proxy access director nominees must be delivered no earlier than the close of business on the 150th day prior to such Annual Meeting of Shareholders and not later than the close of business on the 90th day prior to such Annual Meeting of Shareholders or the 10th day following the day on which public announcement of the date of such meeting is first made.

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Information on Voting and the Annual Meeting
Other Shareholder Proposals and Nominations — Our Bylaws also establish an advance notice procedure relating to director nominations and shareholder proposals that are not submitted for inclusion in the Proxy Statement, but that the shareholder instead wishes to present directly at the Annual Meeting of Shareholders. To be properly brought before the 2024 Annual Meeting of Shareholders, the shareholder must give timely written notice of the nomination or proposal to our Secretary along with the information required by our Bylaws. To be timely, a shareholder’s notice must be delivered to our Secretary at the address listed above not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting of Shareholders. For the 2024 Annual Meeting of Shareholders, such notice must be delivered no earlier than January 11, 2024 and no later than February 10, 2024. In the event that the date of the Annual Meeting of Shareholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the shareholder must be delivered not earlier than the 120th day prior to such Annual Meeting of Shareholders and not later than the close of business on the later of the 90th day prior to such Annual Meeting of Shareholders or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain specified information about each nominee or the proposed business and the shareholder making the nomination or proposal.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 11, 2024.
Copy of Bylaw Provisions — The specific requirements of these advance notice and eligibility provisions are set forth in Sections 1.5, 1.6 and 1.16 of our Bylaws. Our Bylaws are available on our website at https://ir.elevancehealth.com/corporate-governance/governance-documents/.
Incorporation by Reference
Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act that may incorporate future filings (including this Proxy Statement, in whole or in part), the sections of this Proxy Statement entitled “Audit Committee Report” and “Compensation and Talent Committee Report” do not constitute soliciting material and should not be deemed filed with the SEC or incorporated by reference in any such filings.
The information on, or accessible through, our websites, www.elevancehealth.com, ir.elevancehealth.com, or @ElevanceHealth on Twitter, is not, and should not be deemed to be, a part of this Proxy Statement.
By Order of the Board of Directors,
Kathleen S. Kiefer
Chief Governance Officer & Corporate Secretary

2023 Proxy Statement	89

Annex A – Elevance Health, Inc.
GAAP Reconciliation
(Unaudited)
We have referenced “Adjusted Net Income,” “Adjusted Net Income Per Share,” and “Operating Gain”, which are non-GAAP measures, in this document. These non-GAAP measures are not intended to be alternatives to any measure calculated in accordance with GAAP; rather, they are intended to aid investors in understanding and analyzing our core operating results and comparing our financial results. The table below reconciles these measures, as reported, to the most directly comparable measure calculated in accordance with GAAP.

(In millions, except per share data)	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Shareholders’ net income	$6,025	$6,104	$4,572
Add / (Subtract):
Net realized losses (gains) on financial instruments	550	(318)	(182)
Amortization of other intangible assets	767	441	361
Loss on extinguishment of debt	—	21	36
Business optimization charges	39	187	653
BCBSA litigation settlement	(44)	—	548
Transaction and integration related costs	72	54	49
Litigation expenses	12	42	40
Tax impact of non-GAAP adjustments	(363)	(120)	(360)
Net adjustment items	1,033	307	1,145
Adjusted shareholders’ net income	$7,058	$6,411	$5,717
Shareholders’ net income per diluted share	$24.81	$24.73	$17.98
Add / (Subtract):
Net realized losses (gains) on financial instruments	2.27	(1.29)	(0.72)
Amortization of other intangible assets	3.16	1.79	1.42
Loss on extinguishment of debt	—	0.09	0.14
Business optimization charges	0.16	0.76	2.57
BCBSA litigation settlement	(0.18)	—	2.15
Transaction and integration related costs	0.30	0.22	0.19
Litigation expenses	0.05	0.17	0.16
Tax impact of non-GAAP adjustments	(1.50)	(0.49)	(1.42)
Rounding impact	—	—	0.01
Net adjustment items	4.26	1.25	4.50
Adjusted shareholders’ net income per diluted share	$29.07	$25.98	$22.48
Income before income tax expense	$7,769	$7,925	$6,238
Add / (Subtract):
Net investment income	(1,485)	(1,378)	(877)
Net realized losses (gains) on financial instruments	550	(318)	(182)
Interest expense	851	798	784
Amortization of other intangible assets	767	441	361
Loss on extinguishment of debt	—	21	36
Net adjustment items	683	(436)	122
Reportable segments operating gain	$8,452	$7,489	$6,360

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Corporate Responsibility Recognitions & Ratings

We were named to the 2022 Dow Jones Sustainability North America and World Indices (DJSI). This marks the fifth consecutive year we have been recognized by the DJSI for leadership in sustainability.	We were included in the JUST 100 list for a fifth consecutive year, and ranked first among health care providers in the Environment and Shareholders & Governance categories.	We are committed to supporting gender equality and were included in the 2023 Bloomberg Gender-Equality Index for the fourth consecutive year.

We were included in the FTSE4Good Index (FTSE Russell), 2018 – 2022.	We were included in PEOPLE Magazine's list of Companies That Care, 2021 – 2022.	We were recognized in 2022 as a Great Place to Work with 85% of associates saying that Elevance Health is a great place to work.

We were recognized as one of the World’s Most Admired Companies by Fortune Magazine, 2018 – 2023.	We were recognized as a Military Friendly Employer, 2010 – 2022.	We were included in the Best Places to Work for LGBTQ+ Equality by the Corporate Equality Index Human Rights Campaign, 2015 – 2022.

We have a perfect 1/1/1 QualityScore from Institutional Shareholder Services (ISS), ranking first in the managed healthcare sector (as of Feb. 2023).	We were named a 2023 ESG Industry Top-Rated company by Sustainalytics, ranking first in the managed health care subindustry and third out of 600+ companies in the healthcare industry (as of Feb. 2023).	We are a top-rated company by MSCI in the healthcare providers and services sector (as of Feb. 2023).

Elevance Health℠

220 Virginia Avenue
Indianapolis, IN 46204

www.elevancehealth.com

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Elevance Health

VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

If you hold Elevance Health 401(k) Plan shares, votes submitted must be received by 11:59 p.m., Eastern Time, on May 5, 2023

Online
Go to **www.envisionreports.com/elv** or scan the QR code — login details are located in the shaded bar below

Phone
Call toll-free 1-800-652-VOTE (8683)

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/elv

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2023 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

1. Election of Directors:

	For	Against	Abstain
01 - Gail K. Boudreaux	☐	☐	☐
02 - R. Kerry Clark	☐	☐	☐
03 - Robert L. Dixon, Jr.	☐	☐	☐
04 - Deanna D. Strable	☐	☐	☐

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B Management Proposals — The Board of Directors recommends a vote FOR Proposal 2, 1 YEAR for Proposal 3 and FOR Proposal 4.

	For	Against	Abstain
2. Advisory vote to approve the compensation of our named executive officers.	☐	☐	☐
4. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2023.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
3. Advisory vote on the frequency of the advisory vote to approve the compensation of our named executive officers.	☐	☐	☐	☐

C Shareholder Proposals — The Board of Directors recommends a vote AGAINST Proposals 5 and 6.

D Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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Elevance Health

2023 Annual Meeting of Elevance Health Shareholders

Meeting Access: https://meetnow.global/MRFTH7M

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/elv

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Elevance Health Proxy Voting Instructions for Annual Meeting of Shareholders

Proxy Solicited by the Board of Directors for the Annual Meeting of Shareholders on May 10, 2023

Your shares of stock will be voted as you specify. If you sign and date your proxy card, but do not provide instructions, your shares of stock will be voted FOR each of the nominees set forth in Proposal 1, FOR Proposal 2, 1 YEAR for Proposal 3, FOR Proposal 4, and AGAINST Proposals 5 and 6.

By signing this PROXY, you revoke all prior proxies and appoint Blair W. Todt, John E. Gallina and Kathleen S. Kiefer, or any of them, as proxies, with the power to appoint substitutes, to vote your shares of stock of Elevance Health that you would be entitled to cast if personally present at the Annual Meeting of Shareholders, and all adjournments or postponements of the meeting, on the matters shown on the reverse side of this card and, in their judgment and discretion, on such other business as may properly come before the meeting.

Your voice is important. You are strongly encouraged to vote your proxy online, by smartphone or by telephone in accordance with the instructions on the reverse side. However, if you wish to vote by mail, just complete, sign and date the reverse side of this card, and return in the enclosed envelope. If you wish to vote in accordance with the Board of Directors' recommendations, you need not mark the voting boxes, only return a signed card. If you do not sign and return a proxy, submit a proxy by telephone, through the Internet or by smartphone, or participate in the meeting and vote by ballot, shares that you own directly cannot be voted.

Electronic distribution of proxy materials saves time, postage and printing costs, and is environmentally friendly. For electronic distribution of proxy materials in the future, log on to **www.envisionreports.com/elv.**

(Items to be voted appear on reverse side)

E Non-Voting Items

Change of Address – Please print new address below.	**Comments** – Please print your comments below.